                                                                    Exhibit 10.3

                          CREDIT AND GUARANTY AGREEMENT

                           DATED AS OF APRIL 17, 2000

                                      AMONG

                        PAYLESS SHOESOURCE FINANCE, INC.,
                                  AS BORROWER,

                            PAYLESS SHOESOURCE, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                                 AS GUARANTORS,

                                VARIOUS LENDERS,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                AS SOLE LEAD ARRANGER AND SOLE SYNDICATION AGENT,

                                  BANK ONE, NA,
                            AS ADMINISTRATIVE AGENT,

                                       AND

                           FIRST UNION NATIONAL BANK,
                             AS DOCUMENTATION AGENT

            --------------------------------------------------------

                  $600,000,000 SENIOR SECURED CREDIT FACILITIES

            --------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.  DEFINITIONS AND INTERPRETATION........................................................................2
         1.1.  Definitions........................................................................................2
         1.2.  Accounting Terms..................................................................................31
         1.3.  Interpretation, etc...............................................................................31

SECTION 2.  LOANS AND LETTERS OF CREDIT..........................................................................32
         2.1.  Term Loans........................................................................................32
         2.2.  Revolving Loans...................................................................................32
         2.3.  Swing Line Loans..................................................................................33
         2.4.  Issuance of Letters of Credit and Purchase of Participations Therein..............................36
         2.5.  Pro Rata Shares; Availability of Funds............................................................41
         2.6.  Use of Proceeds...................................................................................41
         2.7.  Evidence of Debt; Register; Lenders' Books and Records; Notes.....................................42
         2.8.  Interest on Loans.................................................................................43
         2.9.  Conversion/Continuation...........................................................................45
         2.10. Default Interest..................................................................................45
         2.11. Fees..............................................................................................46
         2.12  Scheduled Payments/Commitment Reductions..........................................................47
         2.13. Voluntary Prepayments/Commitment Reductions.......................................................48
         2.14. Mandatory Prepayments/Commitment Reductions.......................................................50
         2.15. Application of Prepayments/Reductions.............................................................51
         2.16. General Provisions Regarding Payments.............................................................52
         2.17. Ratable Sharing...................................................................................53
         2.18. Making or Maintaining Eurodollar Rate Loans.......................................................54
         2.19. Increased Costs; Capital Adequacy.................................................................55
         2.20. Taxes; Withholding, etc...........................................................................57
         2.21. Obligation to Mitigate............................................................................59
         2.22. Defaulting Lenders................................................................................60
         2.23. Removal or Replacement of a Lender................................................................60

SECTION 3.  CONDITIONS PRECEDENT.................................................................................61
         3.1.  Closing Date......................................................................................61
         3.2.  Conditions to Each Credit Extension...............................................................66
         3.3.  Release of Share Collateral.......................................................................67

SECTION 4.  REPRESENTATIONS AND WARRANTIES.......................................................................67
         4.1.  Organization; Powers; Qualification...............................................................67
         4.2.  Authorization of Credit Documents and Transaction Documents; No Conflict..........................68
         4.3.  Governmental Consents.............................................................................68
         4.4.  Binding Obligation................................................................................69


                                       (i)

                                                                                                               Page
         4.5.   Historical Financial Statements; Projections.....................................................69
         4.6.   No Material Adverse Change; No Restricted Payments...............................................70
         4.7.   Litigation; Adverse Proceedings..................................................................70
         4.8.   Violation of Law.................................................................................70
         4.9.   Payment of Taxes.................................................................................70
         4.10.  Title to Properties..............................................................................70
         4.11.  Share Collateral.................................................................................71
         4.12.  Environmental Matters............................................................................71
         4.13.  No Defaults......................................................................................72
         4.14.  Governmental Regulation..........................................................................72
         4.15.  Margin Stock.....................................................................................72
         4.16.  Employee Matters.................................................................................72
         4.17.  Employee Benefit Plans...........................................................................73
         4.18.  Solvency.........................................................................................73
         4.19.  Transaction Documents............................................................................73
         4.20.  Year 2000........................................................................................74
         4.21.  Compliance with Statutes, etc. ..................................................................74
         4.22.  Disclosure.......................................................................................74

SECTION 5.  AFFIRMATIVE COVENANTS................................................................................75
         5.1.   Financial Statements and Other Reports...........................................................75
         5.2.   Existence........................................................................................78
         5.3.   Payment of Taxes and Claims......................................................................78
         5.4.   Maintenance of Properties........................................................................78
         5.5.   Insurance........................................................................................78
         5.6.   Inspections; Lenders Meetings....................................................................79
         5.7.   Compliance with Laws.............................................................................79
         5.8.   Environmental....................................................................................79
         5.9.   Subsidiaries.....................................................................................79
         5.10.  Further Assurances.  ............................................................................80

SECTION 6.  NEGATIVE COVENANTS...................................................................................81
         6.1.   Indebtedness.....................................................................................81
         6.2.   Liens............................................................................................83
         6.3.   Equitable Lien; No Further Negative Pledges......................................................84
         6.4.   Restricted Payments; Restrictions on Subsidiary Distributions....................................85
         6.5.   Investments......................................................................................86
         6.6.   Financial Covenants..............................................................................87
         6.7.   Fundamental Changes; Disposition of Assets; Acquisitions.........................................88
         6.8.   Disposal of Subsidiary Interests.................................................................89
         6.9.   Sales and Lease-Backs............................................................................90
         6.10.  Transactions with Shareholders and Affiliates....................................................90
         6.11.  Conduct of Business..............................................................................90
         6.12.  Amendments or Waivers of Certain Transaction Documents...........................................90


                                      (ii)

                                                                                                               Page
         6.13.  Fiscal Year......................................................................................91

SECTION 7.  GUARANTY.............................................................................................91
         7.1.   Guaranty of the Obligations......................................................................91
         7.2.   Contribution by Guarantors.......................................................................91
         7.3.   Payment by Guarantors............................................................................92
         7.4.   Liability of Guarantors Absolute.................................................................92
         7.5.   Waivers by Guarantors............................................................................94
         7.6.   Guarantors' Rights of Subrogation, Contribution, etc.............................................95
         7.7.   Subordination of Other Obligations...............................................................96
         7.8.   Continuing Guaranty..............................................................................96
         7.9.   Authority of Guarantors or Company...............................................................96
         7.10.  Financial Condition of Company...................................................................96
         7.11.  Bankruptcy, etc..................................................................................97
         7.12.  Notice of Events.................................................................................97
         7.13.  Discharge of Guaranty Upon Sale of Guarantor.....................................................97

SECTION 8.  EVENTS OF DEFAULT....................................................................................98
         8.1.   Events of Default................................................................................98

SECTION 9.  AGENTS..............................................................................................101
         9.1.   Appointment of Agents...........................................................................101
         9.2.   Powers and Duties...............................................................................101
         9.3.   General Immunity................................................................................101
         9.4.   Agents Entitled to Act as Lender................................................................102
         9.5.   Lenders' Representations, Warranties and Acknowledgment.........................................103
         9.6.   Right to Indemnity..............................................................................103
         9.7.   Successor Administrative Agent and Swing Line Lender............................................103
         9.8.   Notice of Default...............................................................................105
         9.9.   Collateral Documents and Guaranty...............................................................105

SECTION 10.  MISCELLANEOUS......................................................................................106
         10.1.  Notices.........................................................................................106
         10.2.  Expenses........................................................................................106
         10.3.  Indemnity.......................................................................................107
         10.4.  Set-Off.........................................................................................107
         10.5.  Amendments and Waivers..........................................................................107
         10.6.  Successors and Assigns; Participations..........................................................109
         10.7.  Independence of Covenants.......................................................................112
         10.8.  Survival of Representations, Warranties and Agreements..........................................112
         10.9.  No Waiver; Remedies Cumulative..................................................................112
         10.10. Marshalling; Payments Set Aside.................................................................113
         10.11. Severability....................................................................................113
         10.12. Obligations Several; Independent Nature of Lenders' Rights......................................113


                                      (iii)

                                                                                                               Page
         10.13.  Headings.......................................................................................113
         10.14.  APPLICABLE LAW.................................................................................113
         10.15.  CONSENT TO JURISDICTION........................................................................114
         10.16.  WAIVER OF JURY TRIAL...........................................................................114
         10.17.  Confidentiality................................................................................115
         10.18.  Usury Savings Clause...........................................................................115
         10.19.  Counterparts; Effectiveness....................................................................116

                                      (iv)

APPENDICES:                A                Term Loan Commitments
                           B                Revolving Credit Commitments
                           C                Notice Addresses


SCHEDULES:                 1.1(a)           Refinanced Indebtedness
                           1.1(b)           Immaterial Foreign Subsidiaries
                           4.1              Organization, Etc.
                           4.10             Ownership of Subsidiaries
                           6.1              Certain Indebtedness
                           6.2              Certain Liens
                           6.5              Certain Investments
                           6.10             Certain Transactions


EXHIBITS:                  A-1              Funding Notice
                           A-2              Conversion/Continuation Notice
                           A-3              Issuance Notice
                           B-1              Term Loan Note
                           B-2              Revolving Loan Note
                           B-3              Swing Line Note
                           C                Compliance Certificate
                           D                Opinions of Counsel
                           E                Assignment Agreement
                           F                Certificate Re Non-bank Status
                           G-1              Closing Date Certificate
                           G-2              Solvency Certificate
                           H                Counterpart Agreement
                           I                Pledge Agreement


                                       (v)

                          CREDIT AND GUARANTY AGREEMENT

         This CREDIT AND GUARANTY AGREEMENT, dated as of April 17, 2000, is entered into by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), PAYLESS SHOESOURCE, INC., a Delaware corporation ("PARENT"), and CERTAIN SUBSIDIARIES OF PARENT, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as sole Lead Arranger (in such capacity, "LEAD ARRANGER"), and as sole Syndication Agent (in such capacity,"SYNDICATION AGENT"), BANK ONE, NA, with its main office in Chicago, Illinois ("BANK ONE"), as Administrative Agent (together with its permitted successors in such capacity,"ADMINISTRATIVE AGENT"), and FIRST UNION NATIONAL BANK ("FIRST UNION"), as Documentation Agent (in such capacity,"DOCUMENTATION AGENT").


                                    RECITALS:

         WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof;

         WHEREAS, pursuant to the Offer to Purchase for Cash, dated as of March 13, 2000 (as amended from time to time prior to the Closing Date with the consent of Administrative Agent and Syndication Agent (not to be unreasonably withheld or delayed), the "OFFER TO PURCHASE"), Parent has made a Cash tender offer for up to 7,547,130 shares of its outstanding Parent Common Stock, including the associated preferred stock purchase rights issued under the Rights Agreement, for the Tender Offer Price (the "TENDER OFFER"), the terms and conditions of which are more fully described in the Tender Offer Documents;

         WHEREAS, in connection with the Tender Offer, certain existing indebtedness of Parent and its Subsidiaries is being refinanced;

         WHEREAS, approximately $541,000,000 of Cash will be required to consummate the Transaction consisting of (i) up to $400,000,000 to purchase and retire the Parent Common Stock pursuant to the Tender Offer (the "TENDER OFFER CONSIDERATION"), (ii) $122,000,000 to refinance the Refinanced Indebtedness pursuant to the Refinancing, and (iii) $19,000,000 to pay Transaction Costs;

         WHEREAS, the Lenders have agreed to extend certain credit facilities to Company, in an aggregate amount not to exceed $600,000,000, consisting of up to $400,000,000 aggregate principal amount of Term Loans and up to $200,000,000 aggregate principal amount of Revolving Loans, the proceeds of which will be used (i) together with certain Cash on hand of the Parent and its Subsidiaries as of the Closing Date, to pay the Transaction Financing Requirements, and (ii) for working capital and general corporate and other purposes of Company and its Subsidiaries;

         WHEREAS, Company has agreed to secure all of its obligations hereunder by granting to Administrative Agent, for the benefit of Lenders, a First Priority Lien on all of the Capital Stock of each of its Domestic Subsidiaries and 65% of all the Capital Stock of each of its direct Material Foreign Subsidiaries; and

         WHEREAS, Guarantors have agreed to guarantee the obligations of Company hereunder and to secure Company's and all of the Guarantors' respective Obligations hereunder by granting to Administrative Agent, for the benefit of Lenders, a First Priority Lien on substantially all of the Capital Stock of each of their respective Domestic Subsidiaries and 65% of all the Capital Stock of each of their respective direct Material Foreign Subsidiaries.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Guarantors, Lenders, Issuing Bank and Agents agree as follows:

SECTION 1.  DEFINITIONS AND INTERPRETATION

         1.1. DEFINITIONS. The following terms used herein, including in the preamble, recitals, and schedules hereto, shall have the following meanings:

                  "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (and rounding upward to the next whole multiple of 1/16 of 1%) (i) (a) the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate which appears on Reuters Screen FRBD which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery two Business Days thence) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery two Business Days thence) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the offered quotation rate to first class banks in the London interbank market by Bank One or one of its Affiliates for deposits (for delivery two Business Days thence) in Dollars of amounts comparable to the principal amount of the applicable Loan of Administrative Agent, in its capacity as a Lender, for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement.

                  "ADMINISTRATIVE AGENT" as defined in the preamble hereto.

                  "ADVERSE PROCEEDING" means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Parent or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of Parent or any of its Subsidiaries, threatened against or affecting Parent or any of its Subsidiaries or any property of Parent or any of its Subsidiaries.

                  "AFFECTED LENDER" as defined in Section 2.18(b).

                  "AFFECTED LOANS" as defined in Section 2.18(b).

                  "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AGENT" means each of Lead Arranger, Syndication Agent, Administrative Agent, Documentation Agent and Collateral Agent.

                  "AGGREGATE AMOUNTS DUE" as defined in Section 2.17.

                  "AGGREGATE NET ASSET SALES PROCEEDS" means, as of any date, the aggregate amount of Net Asset Sale Proceeds received by Parent and its Subsidiaries in any Fiscal Year.

                  "AGGREGATE NET DEBT ISSUANCE PROCEEDS" means, as of any date, the aggregate amount of Net Debt Issuance Proceeds received by Parent and its Subsidiaries in any Fiscal Year.

                  "AGGREGATE NET INSURANCE/CONDEMNATION PROCEEDS" means, as of any date, the aggregate amount of Net Insurance/Condemnation Proceeds received by Parent and its Subsidiaries in any Fiscal Year.

                  "AGGREGATE PAYMENTS" as defined in Section 7.2.

                  "AGREEMENT" means this Credit and Guaranty Agreement, dated as of April 17, 2000, as it may be amended, supplemented or otherwise modified from time to time.

                  "APPLICABLE MARGIN" and "APPLICABLE COMMITMENT FEE PERCENTAGE" means (i) with respect to Term Loans and Revolving Loans that are Eurodollar Rate Loans and the Applicable Commitment Fee Percentage, (a) from the Closing Date until the six-month anniversary of the Closing Date, a percentage, per annum, determined by reference to the following table as if the Leverage Ratio then in effect were in excess of 1.75:1.00; and (b) thereafter, a percentage, per annum, determined by reference to the Leverage Ratio then in effect from time to time as set forth below:


                          APPLICABLE MARGIN APPLICABLE
       LEVERAGE               FOR TERM LOANS AND              COMMITMENT FEE
        RATIO                  REVOLVING LOANS                  PERCENTAGE
----------------------  ------------------------------ ------------------------
     > 1.75:1.00                    2.00%                          0.50%
     -

     < 1.75:1.00                    1.75%                          0.35%
     > 1.25:1.00
     -

     < 1.25:1.00                    1.50%                          0.30%
     > 0.75:1.00
     -

     < 0.75:1.00                    1.25%                          0.25%

and (ii) with respect to Swing Line Loans, and Term Loans and Revolving Loans that are Base Rate Loans, a percentage per annum equal to (a) the Applicable Margin for Eurodollar Rate Loans as set forth in clause (i)(a) or (i)(b) above, as applicable, minus (b) 1.00% per annum. No change in the Applicable Margin or the Applicable Commitment Fee Percentage shall be effective until three (3) Business Days after the date on which Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to
Section 5.1(c) calculating the Leverage Ratio. At any time Company has not submitted to Administrative Agent the applicable information as and when required under Section 5.1(c), the Applicable Margin and the Applicable Commitment Fee Percentage shall be determined as if the Leverage Ratio were in excess of 1.75:1.00. Within one (1) Business Day of receipt of the applicable information as and when required under Section 5.1(c), Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Margin and the Applicable Commitment Fee Percentage in effect from such date.

                  "APPLICABLE RESERVE REQUIREMENT" means, at any time, for any Eurodollar Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any basic, marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against "EUROCURRENCY LIABILITIES" (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Adjusted Eurodollar Rate or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. A Eurodollar Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Eurodollar Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

                  "ASSET SALE" means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to any Person (other than Parent, Company or Guarantor Subsidiary) or any exchange of property with any Person (other than any exchange between Parent, Company or any Guarantor Subsidiary and Parent, Company or any other Guarantor Subsidiary), in one transaction or a series of transactions, of all or any part of Parent's or any of its Subsidiaries' businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Capital Stock of any of Parent's Subsidiaries, other than (i) inventory (or other assets) sold or leased in the ordinary course of business,
(ii) Cash Equivalents sold in the ordinary course of business, (iii) any disposition which is deemed to have occurred in connection with a casualty or taking (pursuant to the power of eminent domain, condemnation or otherwise) event which results in Parent or any Subsidiary receiving Net Insurance/Condemnation Proceeds, or (iv) other than non- perpetual licenses of Parent's and its Subsidiaries' intellectual property (which licenses may grant varying degrees of exclusivity provided that Parent or its Subsidiaries retain an unlimited right to use the intellectual property which is the subject of such licenses) which are entered into in the ordinary course of business of Parent and its Subsidiaries, as such business is now or hereafter conducted in compliance with this Agreement.

                  "ASSIGNMENT AGREEMENT" means an Assignment Agreement substantially in the form of Exhibit E, with such amendments or modifications as may be approved by Administrative Agent.

                  "AUTHORIZED OFFICER" means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer or treasurer.

                  "BANK ONE" as defined in the preamble hereto.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "BANKRUPTCY," as now and hereafter in effect, or any successor statute.

                  "BASE RATE" means, for any day, a rate per annum (rounded to the nearest 1/100 of 1%) equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "BASE RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Base Rate.

                  "BENEFICIARY" means each Agent, Issuing Bank, Lender and Lender Counterparty.

                  "BUSINESS DAY" means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or the State of Illinois or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, the term "BUSINESS DAY" shall mean any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

                  "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

                  "CASH" means money, currency or a credit balance in any demand or Deposit Account.

                  "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

                  "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of Exhibit F.

                  "CHANGE OF CONTROL" means, at any time, (i) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) (a) shall have beneficial ownership of 30% or more on a fully diluted basis of the voting and/or economic interest in the Capital Stock of Parent or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of Parent; (ii) Parent shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of Company; or (iii) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of Parent shall cease to be occupied by Persons who either (a) were members of the board of directors of Parent on the Closing Date or (b) were nominated for election by the board of directors of Parent, a majority of whom were directors on the Closing Date or whose election or nomination for election was previously approved by a majority of such directors; or (iv) any "change of control" or similar event under any Subordinated Indebtedness shall occur.

                  "CLASS" means with respect to Loans, each of the following classes of Loans: (a) Term Loans and (b) Revolving Loans (including Swing Line Loans).

                  "CLOSING DATE" means the date on or before June 3, 2000 on which the conditions set forth in Section 3.1 have been satisfied and a Credit Extension shall have occurred.

                  "CLOSING DATE CERTIFICATE" means a Closing Date Certificate substantially in the form of Exhibit G-1.

                  "COLLATERAL ACCOUNT" as defined in Section 2.4(h).

                  "COLLATERAL AGENT" as defined in the Pledge Agreement.

                  "COLLATERAL DOCUMENTS" means the Pledge Agreement and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Administrative Agent, for the benefit of Lenders, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.

                  "COMMITMENTS" means a Term Loan Commitment and/or a Revolving Credit Commitment.

                  "COMPANY" as defined in the preamble hereto.

                  "COMPLIANCE CERTIFICATE" means a Compliance Certificate substantially in the form of Exhibit C.

                  "CONSOLIDATED ADJUSTED EBITDA" means, for any period, an amount determined for Parent and its Subsidiaries on a consolidated basis equal to the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, plus (to the extent the amounts described in clauses
(ii) through (vii) were deducted in calculating Consolidated Net Income) (ii) Consolidated

Interest Expense plus any amounts referred to in Section 2.11(c) payable on or before the Closing Date, plus (iii) provisions for taxes based on income, plus
(iv) total depreciation expense, plus (v) total amortization expense, plus (vi) any actual Transaction Costs and plus (vii) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period), minus other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period), all of the foregoing as determined in conformity with GAAP.

                  "CONSOLIDATED ADJUSTED EBITDAR" means, for any period, the sum of the amounts for such period of (i) Consolidated Adjusted EBITDA plus (ii) Consolidated Rental Expense, each of the foregoing as determined on a consolidated basis for Parent and its Subsidiaries in conformity with GAAP.

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures of Parent and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of Parent and its Subsidiaries.

                  "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period, excluding any amount not payable in Cash in such period.

                  "CONSOLIDATED DEBT/CAPITALIZATION RATIO" means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Total Debt plus the Present Value of Operating Leases to (ii) Consolidated Total Capitalization.

                  "CONSOLIDATED FIXED CHARGES" means, for any period, the sum, without duplication, of the amounts determined for Parent and its Subsidiaries on a consolidated basis equal to the sum of (i) Consolidated Cash Interest Expense and (ii) Consolidated Rental Expense.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Parent and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Parent and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in Section 2.11(c) payable on or before the Closing Date.

                  "CONSOLIDATED NET INCOME" means, for any period, (i) the net income (or loss) of Parent and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (ii) (a) the income of any Person (other than a Subsidiary of Parent) in which any other Person (other than Parent or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Parent or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Parent or is merged into or consolidated with Parent or any of its Subsidiaries or that Person's assets are acquired by Parent or any of its Subsidiaries, (c) the income of any Subsidiary of Parent to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net non-cash extraordinary losses.

                  "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date of determination, (i) the consolidated net book value of all assets of Parent and its Subsidiaries, minus (ii) the consolidated total net book value of all assets of Parent and its Subsidiaries which would be treated as intangibles under GAAP, including, without limitation, goodwill and trademarks, all as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED RENTAL EXPENSE" means for any period, the sum of the aggregate payments of Parent and its Subsidiaries under agreements to rent or lease any real or personal property (exclusive of Capital Leases), all as determined on a consolidated basis for Parent and its Subsidiaries in accordance with GAAP.

                  "CONSOLIDATED TOTAL CAPITALIZATION" means for any period, the sum of (i) Consolidated Total Debt, (ii) the Present Value of Operating Leases and (iii) total stockholder's equity of Parent.

                  "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "CONTRACTUAL OBLIGATION" means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CONVERSION/CONTINUATION DATE" means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.

                  "CONVERSION/CONTINUATION NOTICE" means a
Conversion/Continuation Notice substantially in the form of Exhibit A-2.

                  "COUNTERPART AGREEMENT" means a Counterpart Agreement substantially in the form of Exhibit H.

                  "CONTRIBUTING GUARANTORS" as defined in Section 7.2.

                  "CREDIT DATE" means the date of a Credit Extension.

                  "CREDIT DOCUMENT" means any of this Agreement, the Notes, if any, the Collateral Documents, any documents or certificates executed by Company in favor of Issuing Bank relating to Letters of Credit, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of Agents, Issuing Bank or any Lender in connection herewith.

                  "CREDIT EXTENSION" means the making of a Loan or the issuing of a Letter of Credit, or the amendment or other modification of a Letter of Credit to increase its stated amount, extend its period of effectiveness, or amend the conditions under which it may be drawn.

                  "CREDIT PARTY" means each Person (other than any Agent, Issuing Bank or any Lender or any other representative thereof) from time to time party to a Credit Document.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Parent's and its Subsidiaries' operations.

                  "DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                  "DEFAULT EXCESS" means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender's Pro Rata Share of the aggregate outstanding principal amount of Loans of all Lenders (calculated as if all Defaulting Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Defaulting Lender.

                  "DEFAULT PERIOD" means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates: (i) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (ii) the date on which (a) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or by the non-pro rata application of any voluntary or mandatory prepayments of the Loans in accordance with the terms of Section 2.13 or Section
2.14 or by a combination thereof) and (b) such Defaulting Lender shall have delivered to Company and Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Commitment, and
(iii) the date on which Company, Administrative Agent and Requisite Lenders waive all Funding Defaults of such Defaulting Lender in writing.

                  "DEFAULTED LOAN" as defined in Section 2.22.

                  "DEFAULTING LENDER" as defined in Section 2.22.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DOCUMENTATION AGENT" as defined in the preamble hereto.

                  "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

                  "DOMESTIC SUBSIDIARY" means, with respect to any Person, any Subsidiary of such Person organized under the laws of the United States of America, any State thereof or the District of Columbia.

                  "ELIGIBLE ASSIGNEE" means (i) any Lender, any Affiliate of any Lender and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which regularly extends credit or buys loans as one of its businesses; provided, no Affiliate of Parent shall be an Eligible Assignee.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, Parent, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

                  "ENVIRONMENTAL LAWS" means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health or industrial hygiene, in any manner applicable to Parent or any of its Subsidiaries or any Facility.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

     "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Parent or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Parent or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Parent or such Subsidiary and with respect to liabilities arising after such period for which Parent or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

     "ERISA EVENT" means (i) a "REPORTABLE EVENT" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan;
(iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Parent, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Parent, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Parent, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Parent, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Parent, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Parent, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other

Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or of the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

     "EURODOLLAR RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

     "EVENT OF DEFAULT" means each of the conditions or events set forth in
Section 8.1.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     "FACILITY" means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Parent or any of its Subsidiaries or any of their respective predecessors or Affiliates.

     "FAIR SHARE CONTRIBUTION AMOUNT" as defined in Section 7.2.

     "FAIR SHARE" as defined in Section 7.2.

     "FAIR SHARE SHORTFALL" as defined in Section 7.2.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

     "FINANCIAL OFFICER CERTIFICATION" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of Parent that such financial statements fairly present, in all material respects, the financial condition of Parent and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject (in the case of unaudited financial statements) to changes resulting from audit and normal year-end adjustments and the absence of footnotes.

     "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Share Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Share Collateral is subject, other than Permitted Liens.

     "FIRST UNION" as defined in the preamble hereto.

     "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

     "FISCAL YEAR" means the fiscal year of Parent and its Subsidiaries ending on the Saturday which is the closest to January 31 of each following calendar year.

     "FIXED CHARGE COVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDAR for the four-Fiscal Quarter Period then ending, to (ii) Consolidated Fixed Charges for such four-Fiscal Quarter Period; provided that for purposes of calculating Consolidated Fixed Charges for any period prior to the first anniversary of the Closing Date, the Consolidated Interest Expense for such period included in the determination of Consolidated Fixed Charges shall be equal to the actual amount of Consolidated Interest Expense for the period commencing on the Closing Date and ending on the date of determination multiplied by the quotient of (x) three hundred and sixty-five (365) divided by (y) the number of days that have passed since the Closing Date.

     "FOREIGN SUBSIDIARY" means, with respect to any Person, any Subsidiary of such Person that is not a Domestic Subsidiary.

     "FUNDING DEFAULT" as defined in Section 2.22.

     "FUNDING GUARANTORS" as defined in Section 7.2.

     "FUNDING NOTICE" means a notice substantially in the form of Exhibit A-1.

     "GAAP" means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.

     "GOVERNMENTAL ACTS" means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

     "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

     "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

     "GUARANTEED OBLIGATIONS" as defined in Section 7.1.

     "GUARANTOR" means each of Parent and each wholly-owned Domestic Subsidiary of Parent (other than Company).

     "GUARANTOR SUBSIDIARY" means each Subsidiary of Parent (other than Company) that is a Guarantor.

     "GUARANTY" means the guaranty of each Guarantor set forth in Section 7.

     "HAZARDOUS MATERIALS" means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

     "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

     "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement entered into with a Lender Counterparty in the ordinary course of Parent's or any of its Subsidiaries' businesses and not for speculative purposes.

     "HIGHEST LAWFUL RATE" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "HISTORICAL FINANCIAL STATEMENTS" means as of the Closing Date, (i) the audited consolidated financial statements of the Parent and its Subsidiaries for the Fiscal Years 1997, 1998 and 1999 consisting of balance sheets and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Years; and (ii) the same store comparable sales flash report for the most recently ended monthly period for the Parent and its Subsidiaries; and, in the case of clause (i) accompanied by a Financial Officer Certification.

     "IMMATERIAL FOREIGN SUBSIDIARIES" means those Foreign Subsidiaries of Parent which in the aggregate have (i) gross revenues of less than $1,000,000 and (ii) gross assets of less than $1,000,000, and which as of the Closing Date are listed on Schedule 1.1 (b). Notwithstanding the foregoing, if at any time after the Closing Date either the aggregate gross revenues or the aggregate gross assets of all Immaterial Foreign Subsidiaries under the preceding sentence exceeds $1,000,000, then one or more of such Immaterial Foreign Subsidiaries designated by the Parent (or, if the Parent shall make no designation, then one or more of such Foreign Subsidiaries in descending order based on their respective gross revenues or gross assets, as determined by the Administrative Agent) shall be deemed for purposes of this Agreement to be Material Foreign Subsidiaries to the extent necessary to eliminate such excess.

     "INCREASED-COST LENDERS" as defined in Section 2.23.

     "INDEBTEDNESS", as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA, ordinary course trade payables and expenses accrued in the ordinary course), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; provided, that the amount of such indebtedness which has not been assumed by that person or is nonrecourse to the credit of that Person shall be limited to an amount equal to the lesser of the amount of such secured indebtedness or the value of the property and assets securing such indebtedness; (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; and (ix) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause
(viii) above; and (x) obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement or Currency Agreement, whether entered into for hedging or speculative purposes; provided, in no event shall obligations under any Interest Rate Agreements or Currency Agreements be deemed "Indebtedness" for any purpose under Section 6.6.

     "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any reasonable fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental
Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement, the other Credit Documents or the Transaction Documents or the transactions contemplated hereby or thereby (including, without limitation, the Transaction and the Lenders' agreement to make Credit Extensions or the use or intended use of the proceeds thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Share Collateral or the enforcement of the Guaranty)); (ii) the statements contained in the commitment letter delivered by any Lender to Parent with respect to the transactions contemplated by this Agreement; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Parent or any of its Subsidiaries.

     "INDEMNITEE" as defined in Section 10.3.

     "INSTALLMENT" as defined in Section 2.12(a).

     "INSTALLMENT DATE" as defined in Section 2.12(a).

     "INTEREST PAYMENT DATE" means with respect to (i) any Base Rate Loan, each April 30, July 31, October 31 and January 31 of each year, commencing on July 31, 2000, and the final maturity date of such Loan; and (ii) any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided, in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

     "INTEREST PERIOD" means, in connection with a Eurodollar Rate Loan, an interest period of one-, two-, three- or six-months, as selected by Company in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conver sion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) through (e), of this definition, end on the last Business Day of a calendar month; (c) no Interest Period with respect to any portion of any Term Loans shall extend beyond such Term Loan Maturity Date; (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Credit Commitment Termination Date; and (e) no Interest Period with respect to any portion of any Term Loans shall extend beyond a date on a which Company is required to make a scheduled payment of principal of such Term Loans, unless the sum of (1) the aggregate principal amount of such Term Loans that are Base Rate Loans, and (2) the aggregate principal amount of such Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on such Term Loans on such date.

     "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with Parent's and its Subsidiaries' operations.

     "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

     "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Parent or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than a wholly-owned Guarantor Subsidiary); (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Parent from any Person (other than Company or any wholly-owned Guarantor Subsidiary), of any Capital Stock of such Subsidiary; and (iii) any direct or indirect loan, advance (other than advances or loans to employees for moving, relocation, entertainment and travel expenses, drawing accounts, purchase of Parent Common Stock and similar expenditures in the ordinary course of business) or capital contribution by Parent or any of its Subsidiaries to any other Person (other than Company or any wholly-owned Guarantor Subsidiary), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "INVESTMENT GRADE STATUS" means, at any date of determination, that each of the following conditions is true: (i) Moody's has assigned to Parent a senior implied (or any rating category that Moody's replaces for such category) rating of at least Baa3 and (ii) S&P has assigned to Parent a corporate credit (or any rating category that S&P's replaces for such category) rating of at least BBB-.

     "ISSUANCE NOTICE" means an Issuance Notice substantially in the form of Exhibit A-3.

     "ISSUING BANK" means Bank One as Issuing Bank hereunder, together with its permitted successors and assigns in such capacity.

     "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, limited liability company, or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

     "LEAD ARRANGER" as defined in the preamble hereto.

     "LENDER" means each financial institution listed on the signature pages hereto as a Lender, together with each such institution's successors and permitted assigns.

     "LENDER COUNTERPARTY" means each Lender or any Affiliate thereof counterparty to a Hedge Agreement.

     "LETTER OF CREDIT" means a commercial or standby letter of credit issued or to be issued by Issuing Bank pursuant to this Agreement.

     "LETTER OF CREDIT SUBLIMIT" means the lesser of (i) $200,000,000 and (ii) the aggregate unused amount of the Revolving Credit Commitments then in effect.

     "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of
(i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, and (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Bank and not theretofore reimbursed by or on behalf of Company.

     "LEVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Total Debt as of such day to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date.

     "LIEN" means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

     "LOAN" means a Term Loan, a Revolving Loan or a Swing Line Loan.

     "MARGIN STOCK" as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "MATERIAL ADVERSE CHANGE" means a material adverse change in or affecting the general affairs, management, financial position, shareholders' equity, results of operations or prospects of Parent and its Subsidiaries taken as a whole.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the general affairs, management, financial position, shareholders' equity, results of operations or prospects of Parent and its Subsidiaries taken as a whole; (ii) the ability of the Credit Parties to fully and timely perform the Obligations in any material respects; (iii) the legality, validity, binding effect or enforceability in any material respects against the Credit Parties of the Credit Documents; (iv) the rights, remedies and benefits taken as a whole, available to, or conferred upon, any Agent, Issuing Bank and any Lender under any Credit Document; or (v) the Share Collateral or the Administrative Agent's Liens, on behalf of Agents and Lenders on the Share Collateral taken as a whole, or the priority of such Liens.

     "MATERIAL FOREIGN SUBSIDIARY" means all Foreign Subsidiaries other than Immaterial Foreign Subsidiaries.

     "MATERIAL SUBSIDIARY" means each Subsidiary of Parent now existing or hereafter acquired or formed by Parent or its Subsidiaries which, on a consolidated basis for such Subsidiary and its Subsidiaries, (i) for the most recent Fiscal Year accounted for more than 5% of the consolidated gross revenues of Parent and its Subsidiaries or (ii) as at the end of such Fiscal Year, was the owner of more than 5% of the consolidated total assets of Parent and its Subsidiaries.

     "MAXIMUM AVAILABLE AMOUNT" as defined in Section 2.4(i).

     "MOODY'S" means Moody's Investors Service, Inc.

     "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "MULTIEMPLOYER PLAN" as defined in Section 3(37) of ERISA.

     "NAIC" means The National Association of Insurance Commissioners, and any successor thereto.

     "NARRATIVE REPORT" means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Parent and its Subsidiaries in the form prepared for presentation to senior management thereof for the applicable Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate; provided, at any time Parent is a reporting company for purposes of the Exchange Act, the term "NARRATIVE REPORT" shall mean the report filed by Parent with the SEC for the financial statements to which such report relates.

     "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Parent or any of its Subsidiaries from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income or gains taxes actually payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (c) payments associated with the liquidation of inventory, employee severance and termination of operating leases as a result of such Asset Sale and (d) direct expenses arising from such Asset Sale (including reasonable brokerage fees, transfer taxes and professional fees and expenses).

     "NET DEBT ISSUANCE PROCEEDS" means, an amount equal to (i) any Cash proceeds received by Parent or any of its Subsidiaries from the incurrence of any Indebtedness by Parent or any of its Subsidiaries or the issuance of preferred stock Securities by Parent minus (ii) all underwriting discounts and commissions and other reasonable and customary costs and expenses associated with the issuance or incurrence of such Indebtedness or issuance of preferred stock Securities, including reasonable legal fees and expenses. For purposes of this definition Indebtedness shall not include any Indebtedness permitted to be incurred pursuant to Section 6.1.

     "NET INSURANCE/CONDEMNATION PROCEEDS" means an amount equal to: (i) any Cash payments or proceeds received by Parent or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or
(b) as a result of the taking of any assets of Parent or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable documented costs incurred by Parent or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Parent or such Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes actually payable as a result of any gain recognized in connection therewith.

     "NON-CONSENTING LENDER" as defined in Section 2.23.

     "NON-US LENDER" as defined in Section 2.20(c).

     "NOTE" means a Term Note, Revolving Loan Note or a Swing Line Note.

     "NOTICE" means a Funding Notice, an Issuance Notice, or a Conversion/ Continuation Notice.

     "OBLIGATIONS" means all obligations of every nature of each Credit Party from time to time owed to the Agents, the Lenders or any of them or their respective Affiliates (including, without limitation, all former Agents, Lenders or Lender Counterparties) under any Credit Document or Hedge Agreement (including, without limitation, with respect to a Hedge Agreement, obligations owed thereunder to any person who was a Lender or an Affiliate of a Lender at the time such Hedge Agreement was entered into), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Hedge Agreements, fees, expenses, indemnification or otherwise.

     "OBLIGEE GUARANTOR" as defined in Section 7.7.

     "OFFER TO PURCHASE" as defined in the recitals hereto.

     "ORGANIZATIONAL DOCUMENTS" means (i) with respect to any corporation, its certificate or articles of incorporation, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended,
(iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such "ORGANIZATIONAL DOCUMENT" shall only be to a document of a type customarily certified by such governmental official.

     "PARENT" as defined in the preamble hereto.

     "PARENT COMMON STOCK" means the outstanding common stock of Parent.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

     "PERMITTED ACQUISITION" means any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person; provided,

          (i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

          (ii) all transactions in connection therewith shall be consummated in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

          (iii) any business or property acquired shall be owned 100% by Company, Parent or a wholly-owned Guarantor Subsidiary thereof;

          (iv) in the case of the acquisition of Capital Stock, all of the Capital Stock (except for any such Securities in the nature of directors' qualifying shares required pursuant to applicable law) outstanding or otherwise issued by such Person or any newly formed Subsidiary of Parent in connection with such acquisition shall be owned 100% by Parent or a Guarantor Subsidiary thereof, and Parent shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Parent, each of the actions set forth in Sections 5.9, as applicable;

          (v) Parent and its Subsidiaries shall be in compliance with, immediately before and after giving pro forma effect to such acquisition,
     Section 6.6 (as determined in accordance with Section 6.6(e));

          (vi) Parent shall have delivered to Administrative Agent at least ten
     (10) Business Days prior to the closing of such proposed acquisition, (A) a certificate in the form of a Compliance Certificate evidencing compliance with Section 6.6 as required under clause (v) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Section 6.6 and (B) copies of the definitive documentation relating to such proposed acquisition; and

          (vii) any such proposed acquisition shall be approved by the Board of Directors or comparable governing body of the relevant Person being acquired.

     "PERMITTED LIENS" means each of the Liens permitted pursuant to Section
6.2.

     "PERMITTED SALE-LEASEBACKS" has the meaning assigned to that term in
Section 6.9.

     "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

     "PLEDGE AGREEMENT" means the Pledge Agreement, dated as of April 17, 2000, substantially in the form of Exhibit I, as it may be amended, supplemented or otherwise modified from time to time.

     "PLEDGOR" as defined in the Pledge Agreement.

     "PRESENT VALUE" means, with respect to each lease of Parent and its Subsidiaries treated as an "operating" lease for purposes of external financial reporting, the periodic minimum or base rental payments due and payable during the primary term (giving effect to any extension terms as to which Parent or its Subsidiaries have become contractually obligated) of such lease on or after the date of determination discounted to an equivalent value as of the date of determination. For purposes of computing the Present Value: (a) the discount rate utilized to calculate the Present Value of any Existing Lease (as defined below) shall be the rate actually utilized by Parent prior to April 22, 1996 for purposes of calculating the present value of such operating lease for disclosure of the present value of all operating leases in the consolidated external financial reports of Parent and its Affiliates; (b) the discount rate utilized to calculate the Present Value of any Additional Lease (as defined below) during the fiscal year in which the term of such lease commences (its "FIRST LEASE

YEAR") shall be the Year-To-Date Rate (as defined below) as of the end of the Fiscal Quarter for which the computation is made; and (c) the discount rate for any Additional Lease during any Fiscal Year other than its First Lease Year shall be the Year-To-Date Rate as of the end of its First Lease Year. For purposes of this definition: (i) "EXISTING LEASE" means any operating lease with a term commencing before February 4, 1996; (ii) "ADDITIONAL LEASE" means any operating lease with a term commencing after February 3, 1996; and (iii) "YEAR-TO-DATE RATE" means the weekly year-to- date average of the Friday rates of the Merrill Lynch Bond Index for corporate issues of "medium" quality with terms of 10 years or more ("INDEX") as published in The Wall Street Journal (or similar publication). In the event that the Index ceases to be published, the Index shall be replaced by a similar index reflecting rates applicable to corporate issues with similar terms and credit quality as the Index as jointly selected by Company and the Administrative Agent. The discount rate applied to any extension of any Existing Lease or Additional Lease shall be: (A) if the dollar amount of base rent payable during such extension is prescribed in the original operating lease, the discount rate originally applicable to such Existing Lease or Additional Lease, as applicable; and (B) in all other cases, the discount rate determined as if such extension period constituted an Additional Lease.

     "PRESENT VALUE OF OPERATING LEASES" means, at any time, the sum of the Present Value of each operating lease of Parent and its Subsidiaries.

     "PRIME RATE" means the rate of interest per annum that Bank One or its parent announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bank One or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "PRINCIPAL OFFICE" means, for each of Administrative Agent, Swing Line Lender and Issuing Bank, such Person's "Principal Office" as set forth on Appendix C, or such other office as such Person may from time to time designate in writing to Company, Administrative Agent and each Lender.

     "PROJECTIONS" as defined in Section 4.5.

     "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Term Loan of any Lender, the percentage obtained by dividing (a) the Term Loan Exposure of that Lender by (b) the aggregate Term Loan Exposure of all Lenders; and (ii) with respect to all payments, computations and other matters relating to the Revolving Credit Commitment or Revolving Loans of any Lender or any Letters of Credit issued or participations purchased therein by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Credit Exposure of that Lender by (b) the aggregate Revolving Credit Exposure of all Lenders. For all other purposes with respect to each Lender, "PRO RATA SHARE" means the percentage obtained by dividing (A) an amount equal to the sum of the Term Loan Exposure and the Revolving Credit Exposure of that Lender, by
(B) an amount equal to the sum of the aggregate Term Loan Exposure and the aggregate Revolving Credit Exposure of all Lenders.

     "REFINANCED INDEBTEDNESS" means the Indebtedness and other obligations outstanding under (i) the Amended and Restated Multicurrency Credit Agreement, dated as of May 22, 1998, among Parent, Company, certain Subsidiaries of Parent, various lending institutions and Bank of America National Trust and Savings Association, as agent, as amended prior to the Closing Date, (ii) the Note Purchase Agreement, dated as of November 1, 1998 pursuant to which Parent and Payless ShoeSource, Inc., a Missouri corporation, issued 6.55% Senior Notes, Series A, due November 23, 2003, 6.88% Senior Notes, Series B, due November 23, 2005, and 7.35% Senior Notes, Series C, due November 23, 2008, (iii) the Note Purchase Agreement, dated as of June 1, 1999, pursuant to which Parent and Payless ShoeSource, Inc., a Missouri corporation issued 7.34% Senior Notes, Series D, due June 3, 2004, 7.67% Senior Notes, Series E, due June 3, 2009 and 7.78% Senior Notes, Series F, due June 3, 2009 and (iv) the other agreements identified on Schedule 1.1(a) annexed hereto.

     "REFINANCING" means and includes the refinancing and repayment in full of all amounts outstanding under, and the termination in full of all commitments and letters of credit in respect of the Refinanced Indebtedness.

     "REFUNDED SWING LINE LOANS" as defined in Section 2.3(b)(iv).

     "REGISTER" as defined in Section 2.7(b).

     "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "REIMBURSEMENT DATE" as defined in Section 2.4(d).

     "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

     "REPLACEMENT LENDER" as defined in Section 2.23.

     "REQUISITE LENDERS" means one or more Lenders having or holding Term Loan Exposure and/or Revolving Credit Exposure representing more than 50% of the sum of (i) the aggregate Term Loan Exposure of all Lenders, and (ii) the aggregate Revolving Credit Exposure of all Lenders.

     "RESTRICTED PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any Capital Stock of Parent or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Capital Stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of Parent or any of its Subsidiaries now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Capital Stock of Parent or any of its Subsidiaries now or hereafter outstanding; and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

     "REVOLVING CREDIT COMMITMENT" means the commitment of a Lender to make or otherwise fund any Credit Extension (other than any Term Loan). The amount of each Lender's Revolving Credit Commitment, if any, is set forth on Appendix B or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof; REVOLVING CREDIT COMMITMENTS" means the Revolving Credit Commitments of all Lenders in the aggregate, and the aggregate amount of the Revolving Loan Commitments as of the Closing Date is $200,000,000.

     "REVOLVING CREDIT COMMITMENT PERIOD" means the period from the Closing Date to but excluding the Revolving Credit Commitment Termination Date.

     "REVOLVING CREDIT COMMITMENT TERMINATION DATE" means the earliest to occur of (i) June 3, 2000, if the Term Loans are not made on or before that date; (ii) the fifth year anniversary of the Closing Date, (iii) the date the Revolving Credit Commitments are permanently reduced to zero pursuant to Section 2.13(b) or 2.14, and (iv) the date of the termination of the Revolving Credit Commitments pursuant to Section 8.1.

     "REVOLVING CREDIT EXPOSURE" means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Credit Commitments, that Lender's Revolving Credit Commitment; and (ii) after the termination of the Revolving Credit Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by Lenders in such Letters of Credit), and (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders), and (e) the aggregate amount of all participations therein by that Lender in any outstanding Swing Line Loans.

     "REVOLVING LOAN" means a Loan made by a Lender to Company pursuant to
Section 2.2(a) or Section 2.3(b)(iv).

     "REVOLVING LOAN NOTE" means a promissory note substantially in the form of Exhibit B-2, as it may be amended, supplemented or otherwise modified from time to time.

     "RIGHTS AGREEMENT" means the Stockholder Protection Rights Agreement, dated as of April 20, 1998, between Parent and UMB Bank, NA, as rights agent.

     "SALE-LEASEBACKS" has the meaning assigned to that term in Section 6.9.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw Hill Corporation.

     "SEC" means the Securities and Exchange Commission or any successor entity.

     "SECURED PARTY" has the meaning assigned to that term in the Pledge Agreement.

     "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

     "SHARE COLLATERAL" means the "Collateral" (as that term is defined in Section 1.1 of the Pledge Agreement).

     "SOLVENCY CERTIFICATE" means a Solvency Certificate of the chief financial officer of Parent substantially in the form of Exhibit G-2.

     "SOLVENT" means, with respect to any Person, that as of the date of determination both (i) (a) the sum of such Person's debt (including contingent liabilities) does not exceed all of its property, at a fair valuation; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured; (c) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (d) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No.5).

     "SUBJECT TRANSACTION" as defined in Section 6.6(e).

     "SUBORDINATED INDEBTEDNESS" means Indebtedness of Parent and its Subsidiaries subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to Administrative Agent and the Requisite Lenders.

     "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.

     "SWING LINE LENDER" means Bank One in its capacity as Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.

     "SWING LINE LOAN" means a Revolving Loan made by Swing Line Lender to Company pursuant to Section 2.3.

     "SWING LINE NOTE" means a promissory note in the form of Exhibit B-3, as it may be amended, supplemented or otherwise modified from time to time.

     "SWING LINE SUBLIMIT" means the lesser of (i) $3,000,000, and (ii) the aggregate unused amount of Revolving Credit Commitments then in effect.

     "SYNDICATION AGENT" as defined in the preamble hereto.

     "TAX" means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided, "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's applicable principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its applicable lending office).

     "TENDER OFFER" as defined in the recitals hereto.

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

     "TENDER OFFER CONSIDERATION" as defined in the recitals hereto.

     "TENDER OFFER DOCUMENTS" means (i) the Offer to Purchase, as such Offer to Purchase may thereafter have been or may be amended, restated, supplemented or otherwise modified from time to time on or prior to the Closing Date pursuant to documentation in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent (such consent not to be unreasonably withheld or delayed) and (ii) all related documents, shareholder notices and SEC and other governmental filings.

     "TENDER OFFER PRICE" means the price of $53.00 per share of Parent Common Stock paid by Parent pursuant to the Tender Offer.

     "TERM LOAN" means a Term Loan made by a Lender to Company pursuant to
Section 2.1(a).

     "TERM LOAN COMMITMENT" means the Commitment of a Lender to make or otherwise fund a Term Loan to Company. The amount of each Lender's Term Loan Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof; "TERM LOAN COMMITMENTS" means such Commitments of all Lenders in the aggregate, and the aggregate amount of the Term Loan Commitments as of the Closing Date is $400,000,000.

     "TERM LOAN COMMITMENT TERMINATION DATE" means the earliest to occur of (a) June 3, 2000, but only if the Closing Date has not occurred prior to such date,
(b) the Closing Date after giving effect to the funding of the Term Loans on such date or (c) the date of the termination of the Term Loan Commitment pursuant to Section 8.1.

     "TERM LOAN EXPOSURE" means, with respect to any Lender, as of any date of determination, (i) at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to such Lender's Term Loan Commitment and (ii) after the initial funding of the Term Loans, the outstanding principal amount of the Term Loans of that Lender.

     "TERM LOAN MATURITY DATE" means the earlier of (i) the fifth year anniversary of the Closing Date, and (ii) the date that all Term Loans shall otherwise become due and payable in full hereunder, whether by acceleration or otherwise.

     "TERM LOAN NOTE" means a promissory note substantially in the form of Exhibit B- 1, as it may be amended, supplemented or otherwise modified from time to time.

     "TERMINATED LENDER" as defined in Section 2.23.

     "TOTAL UTILIZATION OF REVOLVING CREDIT COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Bank for any amount drawn under any Letter of Credit, but not yet so applied), (ii) the aggregate principal amount of all outstanding Swing Line Loans, and (iii) the Letter of Credit Usage.

     "TRANSACTION" means, collectively (i) the consummation of the Tender Offer,
(ii) the consummation of the Refinancing and (iii) the payment of fees and expenses in connection with the foregoing.

     "TRANSACTION COSTS" means collectively, the estimated fees, costs and expenses payable by Parent and its Subsidiaries in connection with the transactions contemplated by the Transaction Documents and the Credit Documents.

     "TRANSACTION DOCUMENTS" means collectively, (i) the Tender Offer Documents and (ii) the documents governing the Refinancing and all other documents, instruments or agreements executed and delivered by Parent or any of its Subsidiaries in connection therewith.

     "TRANSACTION FINANCING REQUIREMENTS" means the aggregate of all amounts necessary (i) to pay the Tender Offer Consideration, (ii) to refinance the Refinanced Indebtedness pursuant to the Refinancing; and (iii) to pay the Transaction Costs.

     "TYPE OF LOAN" means (i) with respect to either Term Loans or Revolving Loans, a Base Rate Loan or a Eurodollar Rate Loan, and (ii) with respect to Swing Line Loans, a Base Rate Loan.

     "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

     "UNADJUSTED EURODOLLAR RATE COMPONENT" means that component of the interest cost to Company in respect of a Eurodollar Rate Loan that is based upon the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate.

     1.2. ACCOUNTING TERMS. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Parent or Company to Lenders pursuant to Section 5.1(a) and 5.1(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(d), if applicable). Subject to the foregoing, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the Historical Financial Statements.

     1.3. INTERPRETATION, ETC. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be



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

construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

SECTION 2.  LOANS AND LETTERS OF CREDIT

     2.1. TERM LOANS.

          (a) Loan Commitments. (i) Subject to the terms and conditions hereof (including, without limitation, Section 2.6), each Lender holding a Term Loan Commitment severally agrees to make, on the Closing Date, a Term Loan to Company in the aggregate amount up to but not exceeding such Lender's Term Loan Commitment.

               (ii) Company may make only one borrowing under the Term Loan Commitment which shall be on the Closing Date. Any amount borrowed under this Section 2.1(a) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.13(a) and 2.14, all amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Term Loan Maturity Date. Each Lender's Term Loan Commitment shall terminate immediately and without further action on Term Loan Commitment Termination Date.

          (b) Borrowing Mechanics for Term Loans. (i) Company shall deliver to Administrative Agent a fully executed Closing Date Certificate (which shall be deemed to be a Funding Notice with respect to the Term Loans) on the Closing Date. Promptly upon receipt by Administrative Agent of such Certificate, Administrative Agent shall notify each Lender of the proposed borrowing.

               (ii) Each Lender shall make its Term Loan available to Administrative Agent not later than 12:00 p.m. (Chicago time) on the Closing Date, by wire transfer of same day funds in Dollars, at Administrative Agent's Principal Office. Upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of the Term Loans available to Company on the Closing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of Company at Administrative Agent's Principal Office or to such other account as may be designated in writing to Administrative Agent by Company.

     2.2. REVOLVING LOANS.

          (a) Revolving Credit Commitments. (i) During the Revolving Credit Commitment Period, subject to the terms and conditions hereof, each Lender holding a Revolving Credit Commitment severally agrees to make Revolving Loans to Company in the aggregate amount up to but not exceeding such Lender's Revolving Credit Commitment; provided, after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Credit Commitments exceed the Revolving Credit Commitments then in effect.

               (ii) Amounts borrowed pursuant to this Section 2.2(a) may be repaid and reborrowed during the Revolving Credit Commitment Period. Each Lender's Revolving Credit Commitment shall expire on the Revolving Credit Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Credit Commitments shall be paid in full no later than such date.

          (b) Borrowing Mechanics for Revolving Loans. (i) Except with regard to Refunded Swing Line Loans, Revolving Loans that are Base Rate Loans shall be made in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess of that amount, and Revolving Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess of that amount.

               (ii) Whenever Company desires that Lenders make Revolving Loans, Company shall deliver to Administrative Agent a fully executed Funding Notice no later than 10:00 a.m. (Chicago time) at least three (3) Business Days in advance of the proposed Credit Date in the case of a Eurodollar Rate Loan, and at least one (1) Business Day in advance of the proposed Credit Date in the case of a Revolving Loan that is a Base Rate Loan. Except as otherwise provided herein, a Funding Notice for a Revolving Loan that is a Eurodollar Rate Loan shall be irrevocable on and after the date given, and Company shall be bound to make a borrowing in accordance therewith.

               (iii) Notice of receipt of each Funding Notice in respect of Revolving Loans, together with the amount of each Lender's Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by Administrative Agent to each applicable Lender by telefacsimile with reasonable promptness, but (provided Administrative Agent shall have received such notice by 10:00 a.m. (Chicago time)) not later than 2:00 p.m. (Chicago time) on the same day as Administrative Agent's receipt of such Notice from Company.

               (iv) Each Lender shall make the amount of its Revolving Loan available to Administrative Agent not later than 12:00 p.m. (Chicago time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Administrative Agent's Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Revolving Loans available to Company on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Company at the Administrative Agent's Principal Office or such other account as may be designated in writing to Administrative Agent by Company.

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
         2.3.  SWING LINE LOANS.

                  (a) Swing Line Loans Commitments. During the Revolving Credit Commitment Period, subject to the terms and conditions hereof, Swing Line Lender hereby agrees to make Swing Line Loans to Company in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided, after giving effect to the making of any Swing Line Loan, in no event shall the Total Utilization of Revolving Credit Commitments exceed the Revolving Credit Commitments then in effect. Amounts borrowed pursuant to this Section 2.3 may be repaid and reborrowed during the Revolving Credit Commitment Period. Swing Line Lender's Revolving Credit Commitment shall expire on the Revolving Credit Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans and the Revolving Credit Commitments shall be paid in full no later than such date.

                  (b)      Borrowing Mechanics for Swing Line Loans.

                           (i) Swing Line Loans shall be made in an aggregate
minimum amount of $5,000.

                           (ii) Whenever Company desires that Swing Line Lender
make a Swing Line Loan, Company shall deliver to Administrative Agent a Funding Notice no later than 12:00 p.m. (Chicago time) on the proposed Credit Date.

                           (iii) Swing Line Lender shall make the amount of its
Swing Line Loan available to Administrative Agent not later than 2:00 p.m.(Chicago time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Administrative Agent's Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Swing Line Loans available to Company on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swing Line Loans received by Administrative Agent from Swing Line Lender to be credited to the account of Company at the Administrative Agent's Principal Office, or to such other account as may be designated in writing to Administrative Agent by Company.

                           (iv) With respect to any Swing Line Loans which have
not been voluntarily prepaid by Company pursuant to Section 2.13, Swing Line Lender may at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 11:00 a.m. (Chicago time) at least one (1) Business Day in advance of the proposed Credit Date, a notice (which shall be deemed to be a Funding Notice given by Company) requesting that each Lender holding a Revolving Credit Commitment make Revolving Loans that are Base Rate Loans to Company on such Credit Date in an amount equal to the amount of such Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given which the Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by the Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and

(2) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Company, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans to Company and shall be due under the Revolving Loan Note issued by Company to Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by the Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.17.

                           (v) If for any reason Revolving Loans are not made
pursuant to Section 2.3(b)(iv) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender holding a Revolving Credit Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one (1) Business Day's notice from Swing Line Lender, each Lender holding a Revolving Credit Commitment shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of Swing Line Lender. In order to evidence such participation each Lender holding a Revolving Credit Commitment agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender holding a Revolving Credit Commitment fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Swing Line Lender for the correction of errors among banks and thereafter at the Base Rate, as applicable.

                           (vi) Notwithstanding anything contained herein to the
contrary, (1) each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Credit Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that Swing Line Lender believed in good faith that all conditions under Section 3.2 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or the satisfaction of any such condition not satisfied had been waived by Requisite Lenders prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (2) Swing Line Lender shall not be obligated to make any Swing Line Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default or (B) at a time when a Funding Default exists unless Swing Line Lender has entered into arrangements satisfactory to it and Company to eliminate Swing Line Lender's risk with respect to the Defaulting Lender's participation in such Swing Ling Loan, including by cash collateralizing such Defaulting Lender's Pro Rata Share of the outstanding Swing Line Loans.

         2.4. ISSUANCE OF LETTERS OF CREDIT AND PURCHASE OF PARTICIPATIONS THEREIN.

                  (a) Letters of Credit. During the Revolving Credit Commitment Period, subject to the terms and conditions hereof, Issuing Bank agrees to issue Letters of Credit for the account of Company in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided, (i) each Letter of Credit shall be denominated in Dollars; (ii) the stated amount of each Letter of Credit shall not be less than $5,000 or such lesser amount as is acceptable to Issuing Bank; (iii) after giving effect to such issuance, in no event shall the Total Utilization of Revolving Credit Commitments exceed the Revolving Credit Commitments then in effect; (iv) after giving effect to such issuance, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect; (v) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (1) the Revolving Credit Commitment Termination Date and (2) the date which is one year from the date of issuance of such standby Letter of Credit; and (vi) in no event shall any commercial Letter of Credit (x) have an expiration date later than the earlier of (1) the Revolving Credit Commitment Termination Date and (2) the date which is 180 days from the date of issuance of such commercial Letter of Credit or (y) be issued if such commercial Letter of Credit is otherwise unacceptable to the Issuing Bank in accordance with the Issuing Bank's standard practices. Subject to the foregoing, Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless Issuing Bank elects not to extend for any such additional period; provided, Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time Issuing Bank must elect to allow such extension; provided, further, in the event a Funding Default exists, Issuing Bank shall not be required to issue any Letter of Credit unless Issuing Bank has entered into arrangements satisfactory to it and Company to eliminate Issuing Bank's risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by cash collateralizing such Defaulting Lender's Pro Rata Share of the Letter of Credit Usage.

                  (b) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent an Issuance Notice no later than 12:00 p.m. (Chicago time) at least three Business Days or such shorter period as may be agreed to by Issuing Bank in any particular instance, in advance of the proposed date of issuance. Upon the request of a Lender, Issuing Bank shall deliver to such Lender a copy of each Letter of Credit and any amendment or modification to a Letter of Credit and shall notify such Lender of the amount of such Lender's respective participation in such Letter of Credit pursuant to Section 2.4(e). Upon the request of a Lender, within fifteen (15) days after the end of each month ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such month, Issuing Bank shall deliver to such Lender a report setting forth for such month the daily aggregate amount available to be drawn under the Letters of Credit that were outstanding during such month.

                  (c) Responsibility of Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Bank shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between Company and Issuing Bank, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of Issuing Bank's rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put Issuing Bank under any resulting liability to Company. Notwithstanding anything to the contrary contained in this
Section 2.4(c), Company shall retain any and all rights it may have against Issuing Bank for any liability arising out of the gross negligence or willful misconduct of Issuing Bank.

                  (d) Reimbursement by Company of Amounts Drawn or Paid Under Letters of Credit. In the event Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Company and Administrative Agent by telephone and facsimile, and Company shall reimburse Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, anything contained herein to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and Issuing Bank prior to 12:00 p.m. (Chicago time) on the date such drawing is honored that Company intends to reimburse Issuing Bank for the amount of such honored drawing with funds other than the proceeds of a Swing Line Loan, Company shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Swing Line Lender to make a Swing Line Loan on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing (up to the amount available under the Swing Line Sublimit), and (ii) subject to satisfaction or waiver of the conditions specified in Section 3, Swing Line Lender shall, on the Reimbursement Date, make a Swing Line Loan in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of the Swing Line Loan is not received by Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Swing Line Loan, if any, which is so received. Nothing in this
Section 2.4(d) shall be deemed to relieve Swing Line Lender from its obligation to make Swing Line Loan on the terms and conditions set forth herein, and Company shall retain any and all rights it may have against Swing Line Lender resulting from the failure of Swing Line Lender to make such Swing Line Loan under this Section 2.4(d).

                  (e) Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Credit Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Credit Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that Company shall fail for any reason to reimburse Issuing Bank as provided in Section 2.4(d), Issuing Bank shall promptly notify each Lender of the unreimbursed amount of such honored drawing and of such Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Credit Commitments. Each Lender shall make available to Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of Issuing Bank specified in such notice, not later than 12:00 p.m. (Chicago time) on the first business day (under the laws of the jurisdiction in which such office of Issuing Bank is located) after the date notified by Issuing Bank. In the event that any Lender fails to make available to Issuing Bank on such business day the amount of such Lender's participation in such Letter of Credit as provided in this Section 2.4(e), Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Issuing Bank for the correction of errors among banks and thereafter at the Base Rate. Nothing in this Section 2.4(e) shall be deemed to prejudice the right of any Lender to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section in the event that it is determined that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of Issuing Bank. In the event Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.4(e) for all or any portion of any drawing honored by Issuing Bank under a Letter of Credit, such

Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.4(e) with respect to such honored drawing such Lender's Pro Rata Share of all payments subsequently received by Issuing Bank from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on Appendix C or at such other address as such Lender may request.

                  (f) Obligations Absolute. The obligation of Company to reimburse Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Swing Line Loans made by the Swing Line Lender under
Section 2.4(d) and to repay any Revolving Loans made by the Lenders in respect of any Refunded Swing Line Loans arising out of the Swing Line Loans thereunder and the obligations of Lenders under Section 2.4(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Bank, any Lender or any other Person or, in the case of a Lender, against Company, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);
(iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Parent or any of its Subsidiaries; (vi) any breach hereof or any other Credit Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing; provided, in each case, that payment by Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of Issuing Bank under the circumstances in question.

                  (g) Indemnification. Without duplication of any obligation of Company under Section 10.2 or 10.3, in addition to amounts payable as provided herein, Company hereby agrees to protect, indemnify, pay and save harmless Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of Issuing Bank or (2) the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act.

                  (h) Collateral Account. Bank One is hereby authorized to establish and maintain at Bank One's Principal Office, as a blocked account in the name of Bank One and under the sole dominion and control thereof, a restricted deposit account designated as "Payless ShoeSource Collateral Account" (the "COLLATERAL ACCOUNT"). All amounts at any time held in the Collateral Account shall be beneficially owned by Company but shall be held in the name of Collateral Agent, for the benefit of the Secured Parties, as collateral security for the Obligations upon the terms and conditions set forth herein and pursuant to documentation reasonably acceptable to Collateral Agent. Company shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of Company) of immediately available funds, in each case addressed to Collateral Agent's Principal Office. Company shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Collateral Agent by telefacsimile of the date, amount and method of delivery of such deposit. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Bank One to its customers for deposits of like amounts and terms. Subject to Collateral Agent's rights hereunder, any interest earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in the Collateral Account.

                  (i) Application of Collateral Account Proceeds. Upon the occurrence and during the continuance of an Event of Default at the request of Issuing Bank or Lenders holding more than 50% of the aggregate Revolving Credit Exposure, Company shall deliver funds for deposit in the Collateral Account in an amount equal to the Letter of Credit Usage at such time. If for any reason the aggregate amount delivered by Company for deposit in the Collateral Account as aforesaid is less than the Letter of Credit Usage at such time, the aggregate amount so delivered by Company shall be apportioned among all outstanding Letters of Credit for purposes of this Section 2.4(i) in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the "MAXIMUM AVAILABLE AMOUNT") to the Letter of Credit Usage at such time. Upon any drawing under any outstanding Letter of Credit in respect of which Company has deposited in the Collateral Account any amounts described above, Collateral Agent shall apply such amounts to reimburse Issuing Bank for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which Company has deposited in the Collateral Account any amount described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Collateral Agent shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction):

                   first, to the payment of any amounts payable to Administrative Agent pursuant to Section 9;

                  second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which

         Company has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above); and

                  third, to the extent of any further excess, to the payment of any other outstanding Obligations in such order as directed by the Lenders holding more than 50% of the aggregate Revolving Credit Exposure.

         2.5.  PRO RATA SHARES; AVAILABILITY OF FUNDS.

                  (a) Pro Rata Shares. All Loans (other than Swing Line Loans) shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender's obligation to make a Loan requested hereunder or purchase a participation required hereby.

                  (b) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Class of Loans. Nothing in this Section 2.5(b) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

         2.6. USE OF PROCEEDS. (a) Term Loans. The proceeds of the Term Loans shall be applied by Company on the Closing Date solely to fund the payment of Transaction Financing Requirements.

                  (b) Revolving Loans, Swing Line Loans and Letters of Credit. The proceeds of the Revolving Loans, Swing Line Loans and Letters of Credit in an aggregate amount not to exceed

$50,000,000 may be applied by Company on the Closing Date to fund the payment of the Transaction Financing Requirements. All of the proceeds of Revolving Loans, Swing Line Loans and Letters of Credit may be applied by Company for working capital and general corporate and other purposes of Parent and its Subsidiaries, including Permitted Acquisitions.

                  (c) Margin Regulations. No portion of the proceeds of any Credit Extension shall be used by Parent or any of its Subsidiaries in any manner that might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act, in each case as in effect on the date or dates of such Credit Extension and such use of proceeds.

         2.7.  EVIDENCE OF DEBT; REGISTER; LENDERS' BOOKS AND RECORDS; NOTES.

                  (a) Lenders' Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Indebtedness of Company to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans; and provided further, in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern absent manifest error.

                  (b) Register. Administrative Agent shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record in the Register the Commitments and the Loans, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any Loan. Company hereby designates Bank One to serve as Company's agent solely for purposes of maintaining the Register as provided in this Section 2.6, and Company hereby agrees that, to the extent Bank One serves in such capacity, Bank One and its officers, directors, employees, agents and affiliates shall constitute "INDEMNITEES."

                  (c) Notes. If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Company's receipt of such notice) a Note or Notes to evidence such Lender's Term Loan, Revolving Loan or Swing Line Loan, as the case may be.

         2.8.  INTEREST ON LOANS.

                  (a) Except as otherwise set forth herein, each Class of Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

                      (i)  in the case of Term Loans and Revolving Loans:

                           (1) if a Base Rate Loan, at the Base Rate plus
                               the Applicable Margin; or

                           (2) if a Eurodollar Rate Loan, at the Adjusted
                               Eurodollar Rate plus the Applicable Margin; and

                      (ii) in the case of Swing Line Loans, at the Base Rate
                           plus the Applicable Margin.

                  (b) The basis for determining the rate of interest with respect to any Loan (except a Swing Line Loan which can be made and maintained as Base Rate Loans only), and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Company and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be; provided, the Loans initially shall be made and maintained as either Base Rate Loans or Eurodollar Rate Loans having an Interest Period of no longer than one month until the date which is the earlier of (i) the date which is ninety (90) days following the Closing Date and (ii) the date that Syndication Agent notifies Company and Administrative Agent that the primary syndication of the Loans and Commitments has been completed, as determined by Syndication Agent. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.

                  (c) In connection with Eurodollar Rate Loans there shall be no more than nine (9) Interest Periods outstanding at any time. In the event Company fails to specify between a Base Rate Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Eurodollar Rate Loan) will be automatically converted into a Base Rate Loan on the last day of the then-current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan). In the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Company shall be deemed to have selected an Interest Period of one month. A soon as practicable after 10:00 a.m. (Chicago time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

                  (d) Interest payable pursuant to Section 2.8(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

                  (e) Except as otherwise set forth herein, interest on each Loan shall be payable in arrears on and to (i) each Interest Payment Date applicable to that Loan; (ii) any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) at maturity, including final maturity; provided, however, with respect to any prepayment of a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date.

                  (f) Company agrees to pay to Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of Company at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans, and (ii) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans.

                  (g) Interest payable pursuant to Section 2.8(f) shall be computed on the basis of a 365-day or 366-day year, as the case may be, for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by Issuing Bank of any payment of interest pursuant to Section 2.8(f), Issuing Bank shall distribute to each Lender, out of the interest received by Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event Issuing Bank shall have been reimbursed by Lenders for all or any portion of such honored drawing, Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under Section 2.4(e) with respect to such honored drawing such Lender's Pro Rata Share of any interest received by Issuing Bank in respect of that portion of such honored drawing so reimbursed by Lenders for the period from the date on which Issuing Bank was so reimbursed by Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company.

         2.9.  CONVERSION/CONTINUATION.

                  (a) Subject to Section 2.18 and so long as no Default or Event of Default shall have occurred and then be continuing, Company shall have the option:

                           (i) to convert at any time all or any part of any Term Loan or Revolving Loan equal to $3,000,000 and integral multiples of $1,000,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Company shall pay all amounts due under Section 2.18 in connection with any such conversion; or

                           (ii) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $3,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan.

                  (b) The Company shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 10:00 a.m. (Chicago time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans (or telephonic notice in lieu thereof) shall be irrevocable on and after the date given and Company shall be bound to effect a conversion or continuation in accordance therewith.

         2.10. DEFAULT INTEREST. Upon the occurrence and during the continuance of an Event of Default, the principal amount of all Loans and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans); provided, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this
Section 2.10 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

         2.11.  FEES.

                  (a)      Commitment Fees.

                           (i) During the Revolving Credit Commitment Period, Company agrees to pay to Administrative Agent, for distribution to each Lender having Revolving Credit Exposure in proportion to such Lender's Pro Rata Share, commitment fees equal to (1) the average of the daily difference between (a) the Revolving Credit Commitments, and (b) the sum of (x) the aggregate principal amount of outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (y) the Letter of Credit Usage, times (2) the Applicable Commitment Fee Percentage.

                           (ii) All such commitment fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed, and shall be payable in arrears on April 30, July 31, October 31, and January 31 of each year, commencing on July 31, 2000, and on the Term Loan Commitment Termination Date and the Revolving Credit Commitment Termination Date. Promptly upon receipt by the Administrative Agent of any amount described in clause (i) the Administrative Agent shall distribute to each Lender its Pro Rata Share of such amount.

                  (b)      Letter of Credit Fees.  Company agrees to pay:

                           (i) a fronting fee, payable directly to Issuing Bank for its own account, equal to 0.10% per annum, times the aggregate daily amount available to be drawn under all outstanding Letters of Credit issued by such Issuing Bank (determined as of close of business on any date of determination),

                           (ii) a letter of credit fee, payable to
         Administrative Agent for distribution to each Lender having Revolving Credit Exposure in proportion to such Lender's Pro Rata Share, equal to the product of (1) the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans times (2) the average daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination), and

                           (iii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with Issuing Bank's standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

                  All such letter of credit fees (other than under clause (iii) above which will be paid on the day of such issuance, amendment, transfer or payment) shall be calculated on the basis of a 360-day year and the actual number of days elapsed, and shall be payable quarterly in arrears on April 30, July 31, October 31 and January 31 of each year during the Revolving Credit Commitment Period, commencing on the first such date to occur after the Closing Date, and on the Revolving Credit Commitment Termination Date. Promptly upon receipt by Administrative Agent of any amount described in clause (ii) above, Administrative Agent shall distribute to each Lender its Pro Rata Share of such amount.

                  (c) Agency and Lead Arranger. In addition to any of the foregoing fees, Company agrees to pay to Agents, for their respective accounts such other fees in the amounts and at the times separately agreed upon.

         2.12.  SCHEDULED PAYMENTS/COMMITMENT REDUCTIONS.

                  (a) Scheduled Payments. The principal amounts of the Term Loans shall be repaid in installments (each, an "INSTALLMENT") on the dates set forth below (each, an "INSTALLMENT DATE"), each such Installment to be in the corresponding amount set forth below:



                                              TERM LOAN
     DATE                                    INSTALLMENTS
     ----                                    ------------
July 31, 2000                                 $5,000,000
October 31, 2000                              $5,000,000
January 31, 2001                              $5,000,000
April 30, 2001                                $5,000,000
July 31, 2001                                 $12,500,000
October 31, 2001                              $12,500,000
January 31, 2002                              $12,500,000
April 30, 2002                                $12,500,000
July 31, 2002                                 $20,000,000
October 31, 2002                              $20,000,000
January 31, 2003                              $20,000,000
April 30, 2003                                $20,000,000
July 31, 2003                                 $27,500,000
October 31, 2003                              $27,500,000

                                              TERM LOAN
        DATE                                 INSTALLMENTS
        ----                                 ------------
January 31, 2004                              $27,500,000
April 30, 2004                                $27,500,000
July 31, 2004                                 $35,000,000
October 31, 2004                              $35,000,000
January 31, 2005                              $35,000,000
Fifth Year Anniversary                        $35,000,000
of the Closing Date

Notwithstanding the foregoing, (i) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Sections 2.13(a) and 2.14; and (ii) the Term Loans, together with all other amounts owed hereunder with respect thereto, shall be paid in full no later than the Term Loan Maturity Date.

                  (b) Commitment Reductions. The Revolving Credit Commitments shall be permanently reduced to zero on the fifth year anniversary of the Closing Date.

         2.13.  VOLUNTARY PREPAYMENTS/COMMITMENT REDUCTIONS.

                  (a) Voluntary Prepayments. (i) Any time and from time to time:

                                    (1) with respect to Term Loans, Company may
                  prepay, without premium or penalty, any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess of that amount;

                                    (2) with respect to Revolving Loans,
                  Company may prepay, without premium or penalty, any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess of that amount; and

                                    (3) with respect to Swing Line Loans,
                  Company may prepay, without premium or penalty, any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $5,000.

                           (ii)     All such prepayments shall be made:

                                    (1) upon not less than one Business Day's
                  prior written or telephonic notice, in the case of Base Rate Loans;

                                    (2) upon not less than three Business Days'
                  prior written or telephonic notice, in the case of Eurodollar Rate Loans; and

                                    (3) upon written or telephonic notice on the
                  date of prepayment, in the case of Swing Line Loans;

         in each case given to Administrative Agent or Swing Line Lender, as the case may be, by 12:00 p.m. (Chicago time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (and Administrative Agent will promptly transmit such telephonic or original notice for Term Loans or Revolving Loans, as the case may be, by telefacsimile or telephone to each Lender) or Swing Line Lender, as the case may be. Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein.

                           (b) Voluntary Commitment Reductions. (i) Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, Revolving Credit Commitments in an amount up to the amount by which the Revolving Credit Commitments exceed the Total Utilization of Revolving Credit Commitments at the time of such proposed termination or reduction; provided, any such partial reduction of the Revolving Credit Commitments shall be in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess of that amount.

                           (ii) Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Credit Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Credit Commitments of each Lender proportionately to its Pro Rata Share thereof.

         2.14.  MANDATORY PREPAYMENTS/COMMITMENT REDUCTIONS.

                  (a) Asset Sales. If as of any date, Parent and any of its Subsidiaries shall have received Aggregate Net Asset Sale Proceeds (including Net Asset Sale Proceeds received in connection with a Permitted Sale-Leaseback, but only to the extent such Net Asset Sale Proceeds exceed $50,000,000 since the Closing Date) in excess of $10,000,000 in any Fiscal Year, Company shall, no later than the third Business Day following the date the Aggregate Net Asset Sale Proceeds received exceeds such amount, prepay the Term Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such excess; provided, so long as no Default or Event of Default shall have occurred and be continuing, Company shall have the option, directly or through one or more of its Subsidiaries, to invest Net Asset Sale Proceeds within three hundred sixty
(360) days of receipt thereof in long term productive assets of the general type used in the business of Parent and its Subsidiaries or a Permitted Acquisition made in compliance with Section 6.7(f); provided further, pending any such investment all such Net Asset Sale Proceeds shall be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Credit Commitments). Notwithstanding anything to the contrary, this Section 2.14(a) shall not be applicable after the date on which Parent has received an Investment Grade Status rating.

                  (b) Insurance/Condemnation Proceeds. If as of any date, Parent and its Subsidiaries shall have received Aggregate Net Insurance/Condemnation Proceeds in excess of $10,000,000 in any Fiscal Year, Company shall, no later than the third Business Day following the date the Aggregate Net Insurance/Condemnation Proceeds received exceeds such amount, prepay the Term Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such excess; provided, so long as no Default or Event of Default shall have occurred and be continuing, Company shall have the option, directly or through one or more of its Subsidiaries to invest such Net Insurance/Condemnation Proceeds within three hundred and sixty (360) days of receipt thereof in long term productive assets of the general type used in the business of Parent and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof or a Permitted Acquisition made in compliance with Section 6.7(f); provided further, pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, shall be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Credit Commitments). Notwithstanding anything to the contrary, this Section 2.14(b) shall not be applicable after the date on which Parent has received an Investment Grade Status rating.

                  (c) Issuance of Debt. If as of any date, Parent or any of its Subsidiaries shall have received Aggregate Net Debt Issuance Proceeds in excess of $25,000,000 in any Fiscal Year, Company shall, no later than the third Business Day following the date of receipt of such proceeds exceeding such amount, prepay the Term Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such excess. Notwithstanding anything to the contrary, this Section 2.14(c) shall not be applicable after the date on which Parent has received an Investment Grade Status rating.

                  (d) Revolving Loans and Swing Line Loans. Company shall from time to time prepay first, the Swing Line Loans, and second, the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed the Revolving Credit Commitments then in effect.

                  (e) Prepayment Certificate. Concurrently with any prepayment of the Loans pursuant to Sections 2.14(a) through 2.14(c), Company shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds. In the event that Company shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Company shall promptly make an additional prepayment of the Loans) in an amount equal to such excess, and Company shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

         2.15.  APPLICATION OF PREPAYMENTS/REDUCTIONS.

                  (a) Application of Voluntary Prepayments by Type of Loans. Any prepayment of any Loan pursuant to Section 2.13(a) shall be applied as specified by Company in the applicable notice of prepayment; provided, however, the voluntary prepayment of the Term Loans shall be applied as follows (i) 50% of each such prepayment shall be applied to prepay the next scheduled Installments of principal of the Term Loans in the order of maturity and (ii) the remaining 50% of each such prepayment shall be applied to prepay each remaining scheduled Installments of principal of the Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof); provided further, in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:

                           first, to repay outstanding Swing Line Loans to the full extent thereof;

                           second, to repay outstanding Revolving Loans to the full extent thereof; and

                           third, to prepay the Term Loans with such amount applied as follows: (i) 50% of each such prepayment shall be applied to prepay the next scheduled Installments of principal of the Term Loans in the order of maturity and (ii) the remaining 50% of each such prepayment shall be applied to prepay each remaining scheduled Installments of principal of the Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof).

                  (b) Application of Mandatory Prepayments by Type of Loans. Any amount required to be paid pursuant to Sections 2.14(a) through 2.14(c) shall be applied to prepay the Term Loans as follows: (i) 50% of such prepayment shall be applied to prepay each remaining scheduled Installments of principal of Term Loans in the inverse order of maturity and (ii) the remaining 50% of each such prepayment shall be applied to prepay each remaining scheduled Installments of principal of Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof).

                  (c) Application of Prepayments of Loans to Base Rate Loans and Eurodollar Rate Loans. Considering each Class of Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to Section 2.18(c).

         2.16.  GENERAL PROVISIONS REGARDING PAYMENTS.

                  (a) All payments by Company of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 p.m. (Chicago time) on the date due at the Administrative Agent's Principal Office for the account of Lenders;

funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day.

                  (b) Except as set forth in Section 2.8(e), all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

                  (c) Administrative Agent shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender's applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, without limitation, all fees payable with respect thereto, to the extent received by Administrative Agent.

                  (d) Notwithstanding the foregoing provisions hereof, if any Conver sion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (e) Subject to the provisos set forth in the definition of "Interest Period", whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the Revolving Credit Commitment fees hereunder, as the case may be.

                  (f) Company hereby authorizes Administrative Agent to charge Company's accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (g) Administrative Agent shall deem any payment by or on behalf of Company hereunder that is not made in same day funds prior to 12:00 p.m. (Chicago time) to be a non- conforming payment. Any such payment shall not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to Company and each applicable Lender (confirmed in writing) if any payment is non-conforming. Any non-conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 8.1(a). Interest shall continue to accrue on any principal as to which a non- conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business
Day) at the rate determined pursuant to Section 2.10 from the date such amount was due and payable until the date such amount is paid in full.

     2.17. RATABLE SHARING. Lenders hereby agree among themselves that, except as otherwise provided in the Collateral Documents with respect to amounts realized from the exercise of rights with respect to Liens on the Share Collateral, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

2.18. MAKING OR MAINTAINING EURODOLLAR RATE LOANS.

          (a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

          (b) Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and

Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, Company shall have the option, subject to the provisions of Section 2.18(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.18(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms hereof.

          (c) Compensation for Breakage of Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company; or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms hereof.

          (d) Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

          (e) Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.18 and under
Section 2.19 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.18 and under
Section 2.19.

2.19.  INCREASED COSTS; CAPITAL ADEQUACY.

          (a) Compensation For Increased Costs and Taxes. Subject to the provisions of Section 2.20 (which shall be controlling with respect to the matters covered thereby), in the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.19(a)) shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law): (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.19(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

          (b) Capital Adequacy Adjustment. In the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.19(b)) shall have determined that the adoption, effectiveness, phase-in or applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit, or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.19(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.20.  TAXES; WITHHOLDING, ETC.

          (a) Payments to Be Free and Clear. All sums payable by any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of any Credit Party or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment. In addition, Company hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

          (b) Withholding of Taxes. If any Credit Party or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by any Credit Party to Administrative Agent or any Lender (which term shall include Issuing Bank for purposes of this Section 2.20(b)) under any of the Credit Documents: (i) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it; (ii) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty
(30) days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, no such additional amount shall be required to be paid to any Lender under clause (iii) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date hereof or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

          (c) Evidence of Exemption From U.S. Withholding Tax. Each Lender that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes (a "NON-US LENDER") shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof on the Closing Date) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (i) two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Credit Documents, or (ii) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8BEN or W-8ECI pursuant to clause
(i) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Credit Documents. Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this Section 2.20(c) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form W-8BEN or W-8ECI , or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Credit Documents, or notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence. Company shall not be required to pay any additional amount to any Non-US Lender under Section 2.20(b)(iii) if such Lender shall have failed (1) to deliver the forms, certificates or other evidence referred to in the second sentence of this
Section 2.20(c), or (2) to notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence, as the case may be; provided, if such Lender shall have satisfied the requirements of the first sentence of this Section 2.20(c) on the Closing Date or on the date of the Assignment Agreement pursuant to which it became a Lender, as applicable, nothing in this last sentence of Section 2.20(c) shall relieve Company of its obligation to pay any additional amounts pursuant to Section 2.19(a) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described herein.

          (d) If the Internal Revenue Service or any other Governmental Authority asserts a claim that Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed by such Lender, because such Lender failed to notify Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason within such Lender's control), such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for Administrative Agent, which attorneys may be employees of Administrative Agent) except insofar as any such amounts result from the Administrative Agent's gross negligence or willful misconduct. The obligations of the Lenders

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
under this Section 2.20(d) shall survive the payment of the Obligations and termination of this Agreement.

     2.21. OBLIGATION TO MITIGATE. Each Lender (which term shall include Issuing Bank for purposes of this Section 2.21) agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans or Letters of Credit, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under
Section 2.18, 2.19 or 2.20, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts (a) to make, issue, fund or maintain its Credit Extensions, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.18, 2.19 or 2.20 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments, Loans or Letters of Credit through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitments, Loans or Letters of Credit or any interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section 2.21 unless Company agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described in clause (a) above. A certificate as to the amount of any such expenses payable by Company pursuant to this Section 2.21 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.

     2.22. DEFAULTING LENDERS. Anything contained herein to the contrary notwithstanding, in the event that any Lender, at the direction or request of any regulatory agency or authority, defaults (a "DEFAULTING LENDER") in its obligation to fund (a "FUNDING DEFAULT") any Loan or its portion of any unreimbursed payment under Section 2.4(e) (in each case, a "DEFAULTED LOAN"), then (a) during any Default Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a "Lender" for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Credit Documents (other than under Sections 10.5(b) or 10.5(c)(i));
(b) to the extent permitted by applicable law, until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero,
(i) any voluntary prepayment of the Loans shall, if Company so directs at the time of making such voluntary prepayment, be applied to the Loans of other Lenders as if such Defaulting Lender had no Loans outstanding and the Term Loan Exposure and Revolving Credit Exposure of such Defaulting Lender were zero, and
(ii) any mandatory prepayment of the Loans shall, if Company so directs at the time of making such mandatory prepayment, be applied to the Loans of other Lenders (but not to the Loans of such Defaulting Lender) as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender, it being understood and agreed that Company shall be entitled to retain any portion of any mandatory prepayment of the Loans that is not paid to such Defaulting Lender solely as a result of the operation of the provisions of this clause (b); (c) such Defaulting Lender's Commitments and outstanding Loans and such Defaulting Lender's Pro Rata Share of the Letter of Credit Usage shall

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
be excluded for purposes of calculating the Commitment fees payable to Lenders in respect of any day during any Default Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any Commitment fees pursuant to Section 2.11 with respect to such Defaulting Lender's Commitments in respect of any Default Period with respect to such Defaulting Lender; and (d) the Total Utilization of Revolving Credit Commitments and the aggregate principal amount of all outstanding Term Loans as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender. No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.22, performance by Company of its obligations hereunder and the other Credit Documents shall not be excused or otherwise modified as a result of any Funding Default or the operation of this Section 2.22. The rights and remedies against a Defaulting Lender under this Section 2.22 are in addition to other rights and remedies which Company may have against such Defaulting Lender with respect to any Funding Default and which Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.

     2.23. REMOVAL OR REPLACEMENT OF A LENDER. Anything contained herein to the contrary notwithstanding, in the event that: (a) any Lender (an "INCREASED-COST LENDER") shall give notice to Company that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Section 2.18, 2.19 or 2.20, the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and such Lender shall fail to withdraw such notice within five Business Days after Company's request for such withdrawal; or (b) any Lender shall become a Defaulting Lender, the Default Period for such Defaulting Lender shall remain in effect, and such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after Company's request that it cure such default; or (c) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a "NON-CONSENTING LENDER") whose consent is required shall not have been obtained; then, with respect to each such Increased-Cost Lender, Defaulting Lender or Non-Consenting Lender (the "TERMINATED LENDER"), Company may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Commitments, if any, in full to one or more Eligible Assignees (each a "REPLACEMENT LENDER") in accordance with the provisions of Section 10.6 and Terminated Lender shall pay any fees payable thereunder in connection with such assignment; provided, (1) on the date of such assignment, the Replacement Lender shall pay to Terminated Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender, (B) an amount equal to all unreimbursed drawing that have been funded by such Terminated Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid fees owing to such Terminated Lender pursuant to Section 2.11; (2) on the date of such assignment, Company shall pay any amounts payable to such Terminated Lender pursuant to Section 2.18(c), 2.19 or 2.20 or otherwise as if it were a prepayment; and (3) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each


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
matter in respect of which such Terminated Lender was a Non-Consenting Lender; provided, Company may not make such election with respect to any Terminated Lender that is also an Issuing Bank unless, prior to the effectiveness of such election, Company shall have caused each outstanding Letter of Credit issued thereby to be cancelled. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender's Commitments, if any, such Terminated Lender shall no longer constitute a "Lender" for purposes hereof; provided, any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender.

SECTION 3.  CONDITIONS PRECEDENT

     3.1. CLOSING DATE. The obligation of any Lender to make a Credit Extension on the Closing Date is subject to the satisfaction, or waiver in accordance with
Section 10.5, of the following conditions on or before the Closing Date:

          (a) Credit Documents. Administrative Agent shall have received sufficient copies of each Credit Document originally executed and delivered by each applicable Credit Party for each Lender.

          (b) Organizational Documents; Incumbency. Administrative Agent shall have received (i) a copy of each Organizational Document of each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement, the other Credit Documents and the Transaction Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party's jurisdiction of incorporation, organization or formation and, with respect to Company and Parent, in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, and, with respect to each Credit Party other than Company, in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business and where the failure to be so qualified or in good standing would cause a Material Adverse Effect, each dated a recent date prior to the Closing Date; and
(v) such other customary documents as Administrative Agent may reasonably request.

          (c) Organizational and Capital Structure. The organizational structure and the capital structure of Parent and its Subsidiaries, both before and after giving effect to the Transaction, shall be as set forth on Schedule 4.1.

          (d) Capitalization of Holdings and Company. On or before the Closing Date, Administrative Agent and Syndication Agent shall be reasonably satisfied in all respects with Parent's and Company's capital structure.



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               (e) Transaction Documents; Opinions. (i) (1) All conditions to the Tender Offer set forth in the Tender Offer Documents shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of Syndication Agent and Administrative Agent (such consent not to be unreasonably withheld or delayed), (2) all shares of Parent Common Stock to be purchased on such date shall have been tendered to Parent, and such shares shall not have been validly withdrawn and shall be available for purchase in accordance with the terms and conditions of the Tender Offer Documents, (3) the Tender Offer shall have become effective in accordance with the terms of the Tender Offer Documents, and (4) the aggregate cash consideration paid to purchase the Parent Common Stock in connection with the Tender Offer shall not exceed the Tender Offer Consideration.

               (ii) Syndication Agent and Administrative Agent shall each have received a fully executed or conformed copy of each Transaction Document and any documents executed in connection therewith, together with copies of each of the opinions of counsel delivered to the parties under the Transaction Documents, accompanied by a letter from each such counsel (to the extent not inconsistent with such counsel's established internal policies) authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders. Each Transaction Document shall be in full force and effect and no provision thereof shall have been modified or waived in any respect determined by Syndication Agent or Administrative Agent to be material, in each case without the consent of Syndication Agent and Administrative Agent (such consent not to be unreasonably withheld or delayed).

               (iii) Syndication Agent and Administrative Agent shall each have received a certificate from an Authorized Officer of each of Parent and Company, in form and substance satisfactory to Syndication Agent and Administrative Agent, to the effect set forth in clauses (i) and
          (ii) above.

          (f) Existing Indebtedness. On the Closing Date, Parent and its Subsidiaries shall have (1) repaid in full all Refinanced Indebtedness, (2) terminated any commitments to lend or make other extensions of credit thereunder, (3) delivered to Syndication Agent and Administrative Agent all documents or instruments necessary to release all Liens securing such Refinanced Indebtedness or other obligations of Parent and its Subsidiaries thereunder being repaid on the Closing Date, and (iv) made arrangements satisfactory to Syndication Agent and Administrative Agent with respect to the cancellation of any letters of credit outstanding thereunder or the issuance of Letters of Credit to support the obligations of Parent and its Subsidiaries with respect thereto.

          (g) Transaction Costs. On or prior to the Closing Date, Parent shall have delivered to Administrative Agent, Parent's reasonable best estimate of the Transaction Costs (other than fees payable to any Agent) and such estimate (together with all fees payable to Agents) shall not exceed approximately $19,000,000.


          (h) Governmental Authorizations and Consents. Each Credit Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are
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
necessary or appropriate in connection with the Transaction and the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Credit Documents or the Transaction Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

          (i) Share Collateral. In order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in the Share Collateral, the Administrative Agent shall have received:

               (i) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise reasonably satisfactory in form and substance to Collateral Agent) representing all certificated shares of Capital Stock pledged pursuant to the Pledge Agreement;

               (ii) UCC financing statements, duly executed by each applicable Credit Party with respect to all Share Collateral of such Credit Party, for filing in all jurisdictions as may be necessary or, in the opinion of Collateral Agent and Syndication Agent, desirable to perfect the security interests created in such Share Collateral pursuant to the Collateral Documents;

               (iii) an opinion of counsel (which counsel shall be reasonably satisfactory to Syndication Agent and Collateral Agent) with respect to the creation and perfection of the security interests in favor of Collateral Agent in such Share Collateral as Syndication Agent and Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Syndication Agent and Collateral Agent; and

               (iv) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument, and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Syndication Agent and Collateral Agent.

          (j) Environmental Reports. Syndication Agent and Administrative Agent shall have received certificates from an Authorized Officer of Company and other information which Syndication Agent and Administrative Agent may reasonably request, in form, scope and substance reasonably satisfactory to Syndication Agent and Administrative Agent, regarding environmental matters relating to the Facilities.



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          (k) Financial Statements; Projections. Lenders shall have received from Company (i) the Historical Financial Statements, (ii) pro forma consolidated balance sheets of Parent and its Subsidiaries as at January 29, 2000, prepared in accordance with GAAP and reflecting the consummation of the Transaction, the related financings and the other transactions contemplated by the Credit Documents and the Transaction Documents to occur on or prior to the Closing Date, which pro forma financial statements shall be in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent, and (iii) the Projections.

          (l) Evidence of Insurance. Syndication Agent and Administrative Agent shall have received a certificate from Company's insurance broker or other evidence reasonably satisfactory to it that all insurance required to be maintained pursuant to Section 5.5 is in full force and effect and that Administrative Agent, for the benefit of Lenders has been named as loss payee thereunder to the extent required under Section 5.5.

          (m) Opinions of Counsel to Credit Parties. Lenders and their respective counsel shall have received originally executed copies of the favorable written opinions of (i) Wachtell Lipton Rosen & Katz, special counsel for Company, Parent and each Subsidiary Guarantor, (ii) Michael Massey, Esq., in-house counsel for Company, Parent and each Subsidiary Guarantor and (iii) Kummer, Kempf, Bonner & Renshaw, special Nevada counsel for Company, in the forms of Exhibits D-1 and D-2, respectively, and as to such other matters as Administrative Agent or Syndication Agent may reasonably request, dated the Closing Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent.

          (n) Opinions of Counsel to Syndication Agent. Lenders shall have received originally executed copies of one or more favorable written opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to Syndication Agent, dated the Closing Date, in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent.

          (o) Fees. Company shall have paid to Syndication Agent, Administrative Agent and Documentation Agent, the fees payable on the Closing Date referred to in Section 2.11.

          (p) Solvency Certificate. On the Closing Date, Syndication Agent, Administrative Agent and Lenders shall have received a Solvency Certificate from Parent dated the Closing Date and addressed to Syndication Agent, Administrative Agent and Lenders, and in form, scope and substance reasonably satisfactory to Syndication Agent and Administrative Agent, with appropriate attachments and demonstrating that after giving effect to the consummation of the Transaction and the incurrence of Indebtedness in connection therewith and taking into account the making of the Loans under this Agreement, Parent and its Subsidiaries are and will be Solvent.

          (q) Absence of Material Adverse Change. Since January 30, 1999, there shall have been no Material Adverse Change which either Administrative Agent or Syndication Agent, in its judgment, deems material, and Administrative Agent shall have received a certification from an Authorized Officer of Company to that effect.

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     (r) Completion of Proceedings. All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent or Syndication Agent and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and Syndication Agent and such counsel, and Administrative Agent, Syndication Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent or Syndication Agent may reasonably request.

     (s) No Litigation, etc. There shall exist no action, suit, investigation, litigation or proceeding affecting Parent or any of its Subsidiaries pending or threatened before any Governmental Authority that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the transactions contemplated by the Credit Documents or the Transaction Documents.

     (t) Closing Date Certificate. Company shall have delivered to Syndication Agent and Administrative Agent an originally executed Closing Date Certificate, together with all attachments thereto.

     (u) Closing Date. Lenders shall have made the Term Loans to Company on or before June 3, 2000.

     Each Lender, by delivering its signature page to this Agreement and funding its Term Loan Commitment and/or a Revolving Loan on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by Requisite Lenders or Lenders, as applicable, but only to the extent such Credit Documents and other documents have been made available to such Lender.

     3.2. CONDITIONS TO EACH CREDIT EXTENSION. (a) The obligation of each Lender to make any Loan, or Issuing Bank to issue any Letter of Credit, on any Credit Date (including the Closing Date), are subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions precedent:

          (i) Administrative Agent shall have received a fully executed and delivered Funding Notice or Issuance Notice, as the case may be;

          (ii) with respect to any Revolving Loans or Letters of Credit, after making any such Credit Extensions requested on such Credit Date, the Total Utilization of Revolving Credit Commitments shall not exceed the Revolving Credit Commitments then in effect;

          (iii) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in



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     which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

          (iv) as of such Credit Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default; and

          (v) on or before the date of issuance of any Letter of Credit, Administrative Agent shall have received all other information required by the applicable Issuance Notice, and such other documents or information as Issuing Bank may reasonably require in connection with the issuance of such Letter of Credit.

     (b) Any Notice shall be executed by an Authorized Officer in a writing delivered to Administrative Agent. In lieu of delivering a Notice, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing, conversion/continuation or issuance of a Letter of Credit, as the case may be; provided each such notice shall be promptly confirmed in writing by delivery of the applicable Notice to Administrative Agent on or before the applicable date of borrowing, continuation/conversion or issuance. Neither Issuing Bank, Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Company or for otherwise acting in good faith.

     3.3. RELEASE OF SHARE COLLATERAL.

     (a) If at any time, Parent has received an Investment Grade Status rating then, at the written request of Company and so long as no Default or Event of Default shall have occurred and be continuing, (x) the Pledge Agreement shall be immediately and automatically terminated and (y) Collateral Agent shall take or cause to be taken any action, execute and deliver or cause to be executed and delivered any agreement, document and instrument, and make or cause to be made any filing and recording, in each case as reasonably requested by Company in order to evidence the release of the First Priority Lien of Collateral Agent in all of the Share Collateral including, without limitation, return of the pledged Share Collateral and stock powers related thereto; provided, in the event of any such release, any Liens or security interest on such Share Collateral securing Indebtedness which is equal and ratable with the Obligations under the Credit Documents shall be concurrently released.

     (b) Company shall pay or otherwise reimburse Administrative Agent for all reasonable costs and expenses incurred or made by or on behalf of Administrative Agent, including, without limitation, all attorneys' fees and expenses, in complying with this Section 3.3.


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

SECTION 4. REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders and Issuing Bank to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Lender and Issuing Bank, on the Closing Date and on each Credit Date, that the following statements are true and correct (it being understood and agreed that the representations and warranties made on the Closing Date are deemed to be made concurrently with the consummation of the Transaction contemplated hereby):

     4.1. ORGANIZATION; POWERS; QUALIFICATION.

     (a) Each of Parent and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.1, (ii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents and Transaction Documents to which it is a party and to carry out the transactions contemplated thereby, and (iii) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect. Schedule 4.1 correctly sets forth the ownership interest of Parent and each of its Subsidiaries in their respective Subsidiaries as of the Closing Date both before and after giving effect to the Transaction.

     (b) The Capital Stock of each of Parent and its Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as expressly provided on Schedule 4.1, as of the date hereof, there is no existing option, warrant, call, right, commitment or other agreement to which Parent or any of its Subsidiaries is a party requiring, and there is no membership interest or other Capital Stock of Parent or any of its Subsidiaries outstanding which upon conversion or exchange would require, the issuance by Parent or any of its Subsidiaries of any additional membership interests or other Capital Stock of Parent or any of its Subsidiaries or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of Parent or any of its Subsidiaries.

     4.2. AUTHORIZATION OF CREDIT DOCUMENTS AND TRANSACTION DOCUMENTS; NO CONFLICT. The execution, delivery and performance of the Credit Documents and the Transaction Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto. The execution, delivery and performance by Credit Parties of the Credit Documents and the Transaction Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate any provision of any law or any governmental rule or regulation (including the Margin Regulations) applicable to Parent or any of its Subsidiaries, any of the Organizational Documents of Parent or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Parent or any of its Subsidiaries except to the extent such violation could not be reasonably expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse

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

of time or both) a default under any Contractual Obligation of Parent or any of its Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the Secured Parties); or (d) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Parent or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

     4.3. GOVERNMENTAL CONSENTS. The execution, delivery and performance by Credit Parties of the Credit Documents and the Transaction Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents and the Transaction Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for the Share Collateral to be delivered to Administrative Agent, as of the Closing Date.

     4.4. BINDING OBLIGATION. Each Credit Document and each Transaction Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     4.5. HISTORICAL FINANCIAL STATEMENTS; PROJECTIONS. (a) The Historical Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. As of the Closing Date, neither Parent nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Parent and any of its Subsidiaries taken as a whole.

     (b) On and as of the Closing Date, the Projections of Parent and its Subsidiaries for the period Fiscal Year 2000 through and including Fiscal Year 2004 (the "PROJECTIONS") (i) are based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein, (ii) have been and will be prepared in good faith and with due care; (iii) fairly represent Parent's expectation on the date of their preparation as to the matters covered thereby as of the date thereof, and (iv) are based upon good faith estimates and assumptions believed by Parent to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such

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projections may differ from the projected results and no assurance can be given that the Projections will be realized.

     (c) The financial statements of Parent and its Subsidiaries most recently delivered to Administrative Agent pursuant to Section 5.1 were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons and businesses described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnotes. Neither Parent nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment which in accordance with GAAP should be reflected on such financial statements or the notes thereto that is not reflected in such financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, financial condition or operations of Parent and its Subsidiaries taken as a whole.

     4.6. NO MATERIAL ADVERSE CHANGE; NO RESTRICTED PAYMENTS. Since January 30, 1999, there has been no Material Adverse Change and no event or circumstance has occurred that has had or could reasonably be expected to have, either in any case or in the aggregate, a Material Adverse Effect, and neither Parent nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Payment or agreed to do so except as permitted pursuant to Section 6.4 or in connection with the Transactions.

     4.7. LITIGATION; ADVERSE PROCEEDINGS. (a) No injunction, stay or restraint regarding the Tender Offer, the Refinancing or the financing contemplated by this Agreement has been issued and is in effect, and no pending or threatened litigation, arbitration, or other proceeding exists which could reasonably be expected to result in any injunction, stay, or restraint of the Tender Offer, the Refinancing or the financing contemplated by this Agreement.

     (b) There are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect.

     4.8. VIOLATION OF LAW. Neither Parent nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.9. PAYMENT OF TAXES. Except as otherwise permitted under Section 5.3, all tax returns and reports of Parent and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Parent and its Subsidiaries and upon their respective properties, assets,


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income, businesses and franchises which are due and payable have been paid when due and payable. Parent knows of no material tax assessment proposed in writing against Parent or any of its Subsidiaries which is not being timely paid or actively contested by Parent or such Subsidiary in good faith and by appropriate proceedings; provided, such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

     4.10. TITLE TO PROPERTIES; OWNERSHIP OF SUBSIDIARIES.

     (a) Each of Parent and its Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in their respective Historical Financial Statements referred to in Section 4.5 and in the most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     (b) Parent owns, directly or indirectly, free and clear of any Lien, the equity Securities of each Subsidiary listed in Schedule 4.10 (as such schedule may be supplemented in writing by Company from time to time to reflect transactions or circumstances permitted by this Agreement or, with the written consent of Administrative Agent, to reflect other transactions or circumstances), other than a Lien in favor of Administrative Agent pursuant to the Pledge Agreement.

     4.11. SHARE COLLATERAL.

     (a) The execution and delivery of the Collateral Documents by Credit Parties, together with (i) the actions taken on or prior to the date hereof pursuant to Section 3.1(i) and (ii) the delivery to Collateral Agent of any Share Collateral not delivered to Collateral Agent at the time of execution and delivery of the applicable Collateral Document, are effective to create in favor of Collateral Agent, on behalf of the Secured Parties, as security for the Obligations of each Credit Party, a valid and perfected First Priority Lien on all of the Share Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect.

     (b) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Credit Party of the Liens purported to be created in favor of Collateral Agent pursuant to any of the Collateral Documents or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Share Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law).

     (c) Except as may have been filed in favor of Collateral Agent as contemplated by Section 3.1(i), no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Share Collateral is on file in any filing or recording office.


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

     (d) All written information supplied to Collateral Agent by or on behalf of any Credit Party with respect to any of the Share Collateral (in each case taken as a whole with respect to any particular Share Collateral) is accurate and complete in all material respects.

     4.12. ENVIRONMENTAL MATTERS. (i) Neither Parent nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) neither Parent nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmen tal Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or any comparable state law; (iii) there are and, to each of Parent's and its Subsidiaries' knowledge, have been, no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Parent or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iv) neither Parent nor any of its Subsidiaries nor, to any Credit Party's knowledge, any predecessor of Parent or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Parent's or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent; (v) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect; and (vi) no event or condition has occurred or is occurring with respect to Parent or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect.

     4.13. NO DEFAULTS. Neither Parent nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

     4.14. GOVERNMENTAL REGULATION. Neither Parent nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Parent nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" or a "principal underwriter" of an "investment company" as such terms are defined in the Investment Company Act of 1940.

     4.15. MARGIN STOCK. Neither Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing


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

or carrying any Margin Stock. No part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     4.16. EMPLOYEE MATTERS. Neither Parent nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Parent or any of its Subsidiaries, or to the best knowledge of Parent, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Parent or any of its Subsidiaries or to the best knowledge of Parent and Company, threatened against any of them, (b) no strike or work stoppage in existence or threatened involving Parent or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and (c) to the best knowledge of Parent, no union representation question existing with respect to the employees of Parent or any of its Subsidiaries and, to the best knowledge of Parent, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

     4.17. EMPLOYEE BENEFIT PLANS. Parent, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan, other than any such failure to comply or perform that individually or in the aggregate could reasonably be expected to result in a liability to Parent or any of its Subsidiaries in excess of $10,000,000. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified, except for failures to so qualify that can be cured without a Material Adverse Effect. No material unsatisfied liability to the PBGC (other than required premium payments) has been or is expected to be incurred by Parent, any of its Subsidiaries or any of their ERISA Affiliates. No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to result in a liability to Parent or any of its Subsidiaries in excess of $10,000,000. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $10,000,000. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Parent, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $10,000,000. Parent, each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.


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     4.18. SOLVENCY. Each Credit Party is and, upon the incurrence of any
Obligation by such Credit Party on any date on which this representation and warranty is made, will be, Solvent.

     4.19. TRANSACTION DOCUMENTS.

     (a) Company has delivered to Syndication Agent and Administrative Agent complete and correct copies of (i) each Transaction Document and of all exhibits and schedules thereto as of the date hereof and (ii) copies of any material amendment, restatement, supplement or other modification to or waiver of each Transaction Document entered into after the date hereof.

     (b) Except to the extent otherwise expressly set forth herein or in the schedules hereto, and subject to the qualifications set forth therein, each of the representations and warranties given by any Credit Party in any Transaction Document is true and correct in all material respects as of the Closing Date (or as of any earlier date to which such representation and warranty specifically relates). Notwithstanding anything in the Transaction Document to the contrary, the representations and warranties of each Credit Party set forth in this
Section 4.19 shall, solely for purposes hereof, survive the Closing Date for the benefit of Lenders.

     (c) All Governmental Authorizations and all other authorizations, approvals and consents of any other Person required by the Transaction Documents or to consummate the Transaction have been obtained and are in full force and effect. On the Closing Date, (i) all of the conditions to effecting or consummating the Transaction set forth in the Transaction Documents have been duly satisfied or, with the consent of Administrative Agent and Syndication Agent (such consent not to be unreasonably withheld or delayed), waived, and (ii) the Tender Offer has been consummated in accordance with the Transaction Documents and all applicable laws and all of the shares of Parent Common Stock acquired in connection with the Tender Offer have been retired.

     4.20. YEAR 2000. Parent reasonably believes that all computer applications that are material to its or any of its Subsidiaries' business and operations are able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so would not reasonably have a Material Adverse Effect.

     4.21. COMPLIANCE WITH STATUTES, ETC. Each of Parent and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and the ownership of its property, except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     4.22. DISCLOSURE. (a) No representation or warranty of any Credit Party contained in any Credit Document, Transaction Document or in any other documents, certificates or written statements furnished to Lenders by or on behalf of Parent or any of its Subsidiaries for use in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact (known to Parent, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not misleading


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in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Parent to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and no assurance can be given that the Projections will be realized. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Parent (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

     (b) The Transaction Documents do not contain any untrue statement of any material fact or omit to state a material fact (known to Parent or any of its Subsidiaries, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

SECTION 5. AFFIRMATIVE COVENANTS

     Each Credit Party covenants and agrees that so long as any Commitment is in effect and until payment in full of all Obligations and cancellation or expiration of all Letters of Credit, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

     5.1. FINANCIAL STATEMENTS AND OTHER REPORTS. Parent will deliver to Administrative Agent and Lenders:

     (a) Quarterly Financial Statements. As soon as available, and in any event within forty five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheets of Parent and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Parent and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, together with a Financial Officer Certification and a Narrative Report with respect thereto;

     (b) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year (commencing with the Fiscal Year ending January 2001) (i) the consolidated balance sheets of Parent and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Parent and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect such consolidated financial statements of Parent and its Subsidiaries, a report thereon of Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by Parent, and

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     reasonably satisfactory to Administrative Agent (which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Parent and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of the Credit Documents, (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and
     (3) that nothing has come to their attention that causes them to believe that the information contained in any Compliance Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof;

          (c) Compliance Certificate. Together with each delivery of financial statements of Parent and its Subsidiaries pursuant to Sections 5.1(a) and 5.1(b), a duly executed and completed Compliance Certificate;

          (d) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Parent and its Subsidiaries delivered pursuant to Section 5.1(a) or 5.1(b) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more a statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to Administrative Agent;

          (e) SEC Filings and Press Releases. Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Parent to its security holders acting in such capacity or by any Subsidiary of Parent to its security holders other than Parent or another Subsidiary of Parent,
     (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Parent or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (iii) all press releases and other statements made available generally by Parent or any of its Subsidiaries to the public concerning material developments in the business of Parent or any of its Subsidiaries.

          (f) Notice of Default. Promptly upon any officer of Parent or Company obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Parent or Company with respect thereto; (ii) that any Person has given any notice to Parent or Company or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1(b); (iii) of any condition or event of a type required to be disclosed in a current report on Form 8-K of the Securities and Exchange Commission; or (iv) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its Authorized Officers specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

          (g) Notice of Litigation. Promptly upon any officer of Parent or Company obtaining knowledge of (i) the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by Company to Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either (i) or (ii) if adversely determined, could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consumma tion of, or to recover any damages or obtain relief as a result of, the Tender Offer, the Refinancing or any other transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to Parent or Company to enable Lenders and their counsel to evaluate such matters;

          (h) ERISA. (i) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event that could reasonably be expected to result in a liability to Parent or any of its Subsidiaries in excess of $10,000,000, a written notice specifying the nature thereof, what action Parent, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Parent, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by Parent, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

          (i) Rating Change. Promptly upon the occurrence of either Moody's or S&P changing the rating it has assigned to Parent, a written notice describing such change;

          (j) Insurance Report. As soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance reasonably satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Parent and its Subsidiaries and all material insurance coverage planned to be maintained by Parent and its Subsidiaries in the immediately succeeding Fiscal Year;

          (k) Environmental Reports and Audits. As soon as practicable following receipt thereof, copies of all environmental audits and reports with respect to environmental matters at any Facility or which relate to any environmental liabilities of Parent or its Subsidiaries which, in any


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     such case, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and

          (l) Other Information. With reasonable promptness, such other information and data with respect to Parent or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender.

     5.2. EXISTENCE. Except as otherwise permitted under Section 6.7, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and maintain in full force and effect its existence and all rights and franchises, licenses and permits material to its business; provided, no Credit Party nor any of its Subsidiaries shall be required to preserve any such existence, right or franchise, licenses and permits if such Person's board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.

     5.3. PAYMENT OF TAXES AND CLAIMS. Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge as the same shall become due and payable all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as
(a) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, and (b) in the case of a charge or claim which has or may become a Lien against any of the Share Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Share Collateral to satisfy such Tax or claim. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income Tax return with any Person (other than Parent or any of its Subsidiaries).

     5.4. MAINTENANCE OF PROPERTIES. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Parent and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof except where the failure to so maintain or preserve could not reasonably be expected to have a Material Adverse Effect.

     5.5. INSURANCE. Each Credit Party will maintain or cause to be maintained, with financially sound and reputable independent insurers, such insurance in respect of the assets, properties and businesses of Parent and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons.

     5.6. INSPECTIONS; LENDERS MEETINGS. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested and such visit and inspection shall be coordinated with the Administrative Agent. Parent and Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

     5.7. COMPLIANCE WITH LAWS. Each Credit Party will comply, and shall cause each of its Subsidiaries and all other Persons, if any, on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     5.8. ENVIRONMENTAL. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     5.9. SUBSIDIARIES.

     (a) With respect to each Person that becomes a Subsidiary of Parent after the Closing Date, Parent shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Parent, and (ii) all of the data required to be set forth in Schedule 4.1 with respect to all Subsidiaries of Parent; provided, such written notice shall be deemed to supplement Schedule 4.1 for all purposes hereof.

     (b) With respect to each Person that becomes a wholly-owned Domestic Subsidiary of Parent after the Closing Date, Parent shall cause such Domestic Subsidiary to become a Guarantor hereunder and, until the date on which Parent has received an Investment Grade Status rating, a Pledgor under the Pledge Agreement by executing and delivering to Administrative Agent a Counterpart Agreement, and to take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates similar to those described in Sections 3.1(b), 3.1(i) and 3.1(m).

     (c) Until the date on which Parent has received an Investment Grade Status rating, with respect to each Person that becomes a Domestic Subsidiary of Parent after the Closing Date,

     Parent shall promptly take all applicable actions and execute and deliver all applicable documents, instruments, agreements, and certificates similar to those described in Sections 3.1(b), 3.1(i) and 3.1(m) with respect to such Subsidiary, and Parent shall cause the owner of the Capital Stock of such Subsidiary to become a Pledgor under the Pledge Agreement by executing and delivering to Administrative Agent a Counterpart Agreement.

          (d) Until the date on which Parent has received an Investment Grade Status rating, with respect to each Person that after the Closing Date becomes a Foreign Subsidiary of Parent, and the ownership interests of such Foreign Subsidiary are owned by Parent or by any Domestic Subsidiary thereof, Parent shall, or shall cause such Domestic Subsidiary to, deliver, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), and, except with respect to Immaterial Foreign Subsidiaries, Parent shall take, or shall cause such Domestic Subsidiary to take, all of the actions referred to in Section 3.1(i) reasonably requested to evidence and to grant and to perfect a First Priority Lien in favor of Administrative Agent, for the benefit of Lenders, under the Pledge and Security Agreement in sixty-five percent (65%) of such ownership interests.

          (e) Until the date on which Parent has received an Investment Grade Status rating, with respect to each Person that after the Closing Date is designated as a Material Foreign Subsidiary of Parent in accordance with the terms hereof, and the ownership interests of such Material Foreign Subsidiary are owned by Parent or by any Domestic Subsidiary thereof, Parent shall, or shall cause such Domestic Subsidiary to, deliver, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), and Parent shall take, or shall cause such Domestic Subsidiary to take, all of the actions referred to in Section 3.1(i) reasonably requested to evidence and to grant and to perfect a First Priority Lien in favor of Administrative Agent, for the benefit of Lenders, under the Pledge and Security Agreement in sixty-five percent (65%) of such ownership interests.

     5.10. FURTHER ASSURANCES. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent may reasonably request in order to effect fully the purposes of the Credit Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement, any Note and the other Credit Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, pledge agreements, acknowledgments of pledge, stock powers, financing statements and other documents, the filing or recording of any of the foregoing and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are guarantied by the Guarantors and, prior to the date on which Parent has received an Investment Grade Status rating, are secured by the Share Collateral (subject to limitations contained in the Credit Documents with respect to Foreign Subsidiaries).

SECTION 6.  NEGATIVE COVENANTS

     Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations and cancellation or expiration of all Letters of Credit, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

     6.1. INDEBTEDNESS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

          (a) the Obligations;

          (b) Indebtedness of any wholly-owned Subsidiary of Parent to Parent, Company or to any other wholly-owned Subsidiary of Parent, or of Parent or Company to any wholly-owned Subsidiary of Parent; provided, (i) all such Indebtedness with respect to wholly-owned Foreign Subsidiaries shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement that in any such case, is reasonably satisfactory to Administrative Agent, and (ii) any payment by any such Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

          (c) Subordinated Indebtedness of Company or Parent; provided, (i) immediately prior to, and after giving effect to the incurrence of such Subordinated Indebtedness and the application of the Net Issuance Proceeds thereof, no Default or Event of Default shall have occurred and be continuing or would result from such incurrence, and (ii) Parent and its Subsidiaries shall be in compliance with, immediately prior to and after giving pro forma effect to the incurrence of such Indebtedness as if such Indebtedness and the application of the Net Issuance Proceeds thereof had been incurred at the beginning of the measurement period for the most recently completed Fiscal Quarter, Section 6.6;

          (d) Indebtedness incurred by Parent or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of the Parent or any such Subsidiary pursuant to such agreements, in connection with Permitted Acquisitions or permitted dispositions of any business, assets or Subsidiary of Parent or any of its Subsidiaries;

          (e) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar bonds or obligations incurred in the ordinary course of business;

          (f) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts maintained in the ordinary course of business;

          (g) Indebtedness under Capital Leases arising out of Permitted Sale-Leasebacks made in compliance with Section 6.9, in an aggregate amount not to exceed $75,000,000.

          (h) guaranties in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Parent and its Subsidiaries;

          (i) Indebtedness described in Schedule 6.1, but not any extensions, renewals or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the date of this Agreement and
     (ii) refinancings and extensions of any such Indebtedness if the terms and conditions thereof are not less favorable to the obligor thereon or to the Lenders than the Indebtedness being refinanced or extended, the average life to maturity thereof is greater than or equal to the remaining average life to maturity of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under the immediately preceding clause (i) or (ii) above shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (B) exceed in a principal amount the Indebtedness being renewed, extended or refinanced or (C) incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom;

          (j) Indebtedness in respect of Interest Rate Agreements entered into to limit the Unadjusted Eurodollar Rate Component of the interest costs to Company with respect to the Term Loans hereunder;

          (k) Indebtedness in an aggregate amount not to exceed at any time $10,000,000 in respect of Currency Agreements entered into to limit Parent's and its Subsidiaries' exposure to currency exchange fluctuations in the ordinary course of business and not for speculative purposes;

          (l) other Indebtedness of Company's Subsidiaries in an aggregate amount not to exceed at any time $35,000,000 in the aggregate less the aggregate outstanding amount of Indebtedness of Parent or Company that was incurred pursuant to Section 6.1(m) and is guaranteed by any Subsidiary of Company; and

          (m) other Indebtedness of Parent and Company, in an aggregate amount not to exceed at any time $15,000,000; provided, however, that if such Indebtedness is guaranteed by any Subsidiary of Company pursuant to, and in compliance with, Section 6.1(l), such Indebtedness shall not be applied to reduce the amount of Indebtedness permitted under this Section 6.1(m).

     6.2. LIENS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Parent or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any State or under any similar recording or notice statute, except:

          (a) Liens in favor of Administrative Agent for the benefit of Lenders and Lender Counterparties granted pursuant to any Credit Document;

          (b) Liens for Taxes, or claims the payment of which is not, at the time, required thereby;

          (c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

          (d) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of any property on account thereof;

          (e) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Parent or any of its Subsidiaries taken as a whole;

          (f) any interest or title of a lessor or sublessor under any lease permitted hereunder;

          (g) Liens solely on any cash earnest money deposits made by Parent or any of its Subsidiaries in connection with any letter of intent or purchase agreement entered into by it;

          (h) Liens incurred in connection with the purchase or shipping of goods or assets on the related assets and proceeds thereof in favor of the seller or shipper of such goods or assets;

          (i) Liens arising from filing precautionary UCC financing statements relating solely to operating leases entered into the ordinary course of business;

          (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (k) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

          (l) licenses of patents, trademarks and other intellectual property rights granted by Parent or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of Parent or such Subsidiary taken as a whole;

          (m) Liens described in Schedule 6.2;

          (n) Liens consisting of judgment or judicial attachment liens with respect to judgements that do not constitute and Event of Default and in the aggregate do not exceed $10,000,000; and

          (o) other Liens on assets other than the Share Collateral securing Indebtedness in an aggregate amount not to exceed $50,000,000 at any time outstanding.

     6.3. EQUITABLE LIEN; NO FURTHER NEGATIVE PLEDGES. If any Credit Party or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Permitted Liens, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not otherwise permitted hereby. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale and (b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be) no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

     6.4. RESTRICTED PAYMENTS; RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS.

          (a) No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except the following shall be permitted:

               (i) Parent and Company may make regularly scheduled payments of interest in respect of any of its respective Subordinated Indebtedness in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Subordinated Indebtedness was issued;

               (ii) any Subsidiary of Parent may pay ratable dividends and make ratable distributions to its equity holders;

               (iii) Parent shall be permitted to repurchase its shares of Parent Common Stock in accordance with the terms of the Offer to Purchase; provided that such shares of Parent Common Stock are immediately retired in connection with such repurchase;

               (iv) Parent shall be permitted to repurchase its shares of Parent Common Stock within six months following the Closing Date; provided that (x) such repurchases shall not in the aggregate exceed the excess of $400,000,000 over the actual Tender Offer Consideration paid pursuant to the Tender Offer and (y) any shares of Additional Purchased Common Stock are immediately retired in connection with such repurchases;

               (v) Parent shall be permitted to repurchase the rights issued pursuant to the Rights Agreement at a purchase price of no more than $.01 for each issued and outstanding right; and

               (vi) Parent may declare or pay cash dividends to its stockholders and purchase, redeem or otherwise acquire shares of its Capital Stock; provided that, (i) immediately after giving effect to such proposed action (or, in the case of dividends declared not earlier than 45 days prior to the payment thereof, at the time of such declaration) no Default or Event of Default exists and (ii) in the case of any purchase, redemption or other acquisition of its Capital Stock at any time prior to the date on which Parent has received an Investment Grade Status rating, the aggregate amount of such purchase, redemption or other acquisition of its Capital Stock shall not exceed for any Fiscal Year set forth below the amount set forth below opposite such Fiscal Year:


                   Fiscal Year                                  Amount
                   -----------                                 -------

                February 3, 2001                              $25,000,000
         and each following Fiscal Year                       $50,000,000
                                                              ===========

          (b) Except as provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Parent to (i) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by Parent or any other Subsidiary of Parent, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Parent or any other Subsidiary of Parent, (iii) make loans or advances to Parent or any other Subsidiary of

     Parent, or (iv) transfer any of its property or assets to Parent or any other Subsidiary of Parent other than restrictions (1) in agreements evidencing Indebtedness permitted by Section 6.1 that impose restrictions on the property acquired with the proceeds of such Indebtedness or the property subject to a Lien securing such Indebtedness, (2) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, and (3) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Capital Stock not otherwise prohibited under this Agreement.

     6.5. INVESTMENTS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including without limitation any Joint Venture, except:

          (a) Cash Equivalents;

          (b) Interest Rate Agreements entered into to limit the Unadjusted Eurodollar Rate Component of the interest costs to Company with respect to the Term Loans hereunder;

          (c) Currency Agreements entered into to limit Parent's and its Subsidiaries' exposure to currency exchange fluctuations in the ordinary course of business and not for speculative purposes;


          (d) (i) equity Investments owned as of the Closing Date in any Subsidiary, and (ii) Investments made after the Closing Date in any wholly-owned Foreign Subsidiary of Parent;

          (e) Consolidated Capital Expenditures permitted by Section 6.6(d);

          (f) Investments (i) in accounts receivable arising and trade credit granted in the ordinary course of business and in any Securities or other assets received in satisfaction or partial satisfaction thereof from financially troubled account debtors or in settlement of disputes with account debtors and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Parent and its Subsidiaries; (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Parent and its Subsidiaries;

          (g) Investments in bonds issued by a Governmental Authority in connection with the lease of property or equipment by the Parent or its Subsidiaries from such Governmental Authority, provided that such bonds are secured by the lease payments required to be made by the Parent or its Subsidiaries with respect to such leased property and are issued in transactions which are in form and substance substantially similar to those in which the investments described on part II of Schedule 6.5 were made;

          (h) Investments made in connection with Permitted Acquisitions permitted pursuant to Section 6.7;

          (i) Investments described in Schedule 6.5; and

          (j) other Investments in an aggregate amount not to exceed at any time $75,000,000.


     6.6. FINANCIAL COVENANTS.

          (a) Minimum Fixed Charge Coverage Ratio. Parent shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending April 29, 2000, to be less than the ratio of 1.75:1.00.

          (b) Maximum Leverage Ratio. Parent shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending April 29, 2000, to exceed the ratio of 2.00:1.00.

          (c) Maximum Consolidated Debt/Capitalization Ratio. Parent shall not permit the Consolidated Debt/Capitalization Ratio as of the last day of any Fiscal Quarter (which last day occurs in any period set forth below), beginning with the Fiscal Quarter ending February 3, 2001, to exceed the correlative ratio indicated:


                                                              CONSOLIDATED
                     PERIOD                            DEBT/CAPITALIZATION RATIO
                     ------                            -------------------------
     February 3, 2001 - February 1, 2003                        0.80:1.00

     February 2, 2003 and thereafter                            0.70:1.00



          (d) Maximum Consolidated Capital Expenditures. Until the date on which Parent has received an Investment Grade Status rating, Parent shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Parent and its Subsidiaries in excess of the corresponding amount set forth below opposite such Fiscal Year; provided, such amount for any Fiscal Year shall be increased by an amount equal to the excess, if any, of such amount for the previous Fiscal Year (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal
Year:

                                                                CONSOLIDATED
                       FISCAL YEAR                          CAPITAL EXPENDITURES
                       -----------                          --------------------
     Fiscal Year ending February 3, 2001                        $165,000,000

     Thereafter                                                 $150,000,000



          (e) Certain Calculations. With respect to any period during which a Permitted Acquisition or an Asset Sale has occurred (each, a "SUBJECT TRANSACTION"), for purposes of determining compliance with the financial covenants set forth in this Section 6.6 (but not for purposes of determining the Applicable Margin or Applicable Commitment Fee Percentage), Consolidated Adjusted EBITDA and the components of Consolidated Fixed Charges shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the Securities and Exchange Commission, which would include cost savings resulting from head count reduction, closure of facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of Parent) using the historical audited financial statements of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of Parent and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans incurred during such period).

     6.7. FUNDAMENTAL CHANGES; DISPOSITION OF ASSETS; ACQUISITIONS. No Credit Party shall, nor shall it permit, any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:

          (a) any Subsidiary of Parent (other than Company) may be merged with or into Parent, Company or any wholly-owned Guarantor Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Parent, Company or any wholly-owned Guarantor Subsidiary; provided, (i) at the time of any such merger, no Event of Default shall exist or shall result from such merger, and (ii) in the case of such a merger,

Parent, Company or such wholly-owned Guarantor Subsidiary, as applicable, shall be the continuing or surviving Person;

          (b) sales or other dispositions of assets that do not constitute Asset Sales;

          (c) Asset Sales not otherwise permitted hereunder; provided that (i) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the Board of Directors of Parent (or similar governing body)); (ii) at the time of any such Asset Sale, no Event of Default shall exist or shall result from such Asset Sale; (iii) no less than 80% of the consideration therefor shall be paid in Cash; (iv) the Net Asset Sale Proceeds thereof shall be applied as required by
Section 2.14(a); and (v) at the time of such Asset Sale and after giving effect thereto, the aggregate sales price of all assets or property so sold by Parent and its Subsidiaries, together, since the Closing Date shall not exceed 5% of the Consolidated Net Tangible Assets of Parent and its Subsidiaries determined in accordance with GAAP.

          (d) disposals of obsolete, worn out or surplus property in the ordinary course of business; provided the Net Asset Sale Proceeds thereof, if any, shall be applied as required by Section 2.14(a);

          (e) disposals of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment;

          (f) Permitted Acquisitions by Parent and its wholly-owned Subsidiaries, the consideration of which constitutes less than $200,000,000 in the aggregate from the Closing Date. Notwithstanding anything to the contrary, the $200,000,000 limitation in this Section 6.7(f) shall not be applicable after the date on which Parent has received an Investment Grade Status rating.

          (g) Investments made in accordance with Section 6.5; and

          (h) Asset Sales of stores developed by Parent or any of its Subsidiaries in connection with Permitted Sale-Leasebacks, provided that (x) the proceeds of any such Permitted Sale Leaseback shall be entirely in cash and shall not be less than 100% of the fair market value of the equipment being sold (determined in good faith by the board of directors of Parent) and (y) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a).

     6.8. DISPOSAL OF SUBSIDIARY INTERESTS. Except for any sale of 100% of the Capital Stock of any of its Subsidiaries in compliance with the provisions of
Section 6.7, no Credit Party shall, nor shall it permit any of its Subsidiaries to, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed herein under), or to qualify directors if required by applicable law.


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     6.9. SALES AND LEASE-BACKS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired (a "SALE-LEASEBACK"), which such Credit Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than Parent or any of its Subsidiaries), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than Parent or any of its Subsidiaries) in connection with such lease; provided, however, that a Credit Party may enter into Sale-Leasebacks at market rates and subject to compliance with Section 6.7(i) provided that the aggregate amount of such Sale-Leasebacks since the Closing Date shall not exceed $75,000,000 ("PERMITTED SALE-LEASEBACKS"). For avoidance of doubt, Sale-Leasebacks that result in Capital Leases shall be treated as Indebtedness for all purposes of this Agreement.

     6.10. TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of Capital Stock of Parent or any of its Subsidiaries or with any Affiliate of Parent or of any such holder, on terms that are less favorable to Parent or that Subsidiary, as the case may be, than those that might be obtained at the time in a comparable transaction from a Person who is not such a holder or Affiliate; provided, the foregoing restriction shall not apply to (a) any transaction between Parent and any wholly-owned Subsidiary of Parent; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Parent and its Subsidiaries; (c) compensation arrangements for officers and other employees of Parent and its Subsidiaries entered into in the ordinary course of business; and (d) transactions described in Schedule 6.10.

     6.11. CONDUCT OF BUSINESS. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by such Credit Party on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

     6.12. AMENDMENTS OR WAIVERS OF CERTAIN TRANSACTION DOCUMENTS.

          (a) No Credit Party shall nor shall it permit any of its Subsidiaries to, agree to any material amendment, restatement, supplement or other modification to, or waiver of, any of its material rights under any Transaction Document after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment, restatement, supplement or other modification or waiver.

          (b) No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or change any


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condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or if the effect of any such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to any Credit Party or Lenders.

     6.13. FISCAL YEAR. No Credit Party shall, nor shall it permit any of its Subsidiaries to change its Fiscal Year-end from the Saturday which is the closest to January 31.

SECTION 7.  GUARANTY

     7.1. GUARANTY OF THE OBLIGATIONS. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) (collectively, the "GUARANTEED OBLIGATIONS").

     7.2. CONTRIBUTION BY GUARANTORS. All Guarantors desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a "FUNDING GUARANTOR") under this Guaranty that exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "FAIR SHARE CONTRIBUTION AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the "FAIR SHARE CONTRIBUTION AMOUNT" with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations


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of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this
Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2.

     7.3. PAYMENT BY GUARANTORS. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Company's becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

     7.4. LIABILITY OF GUARANTORS ABSOLUTE. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

          (a) this Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

          (b) Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default;

          (c) the obligations of each Guarantor hereunder are independent of the obligations of Company and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company, and a separate action or actions may be brought and prosecuted against


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such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions;

          (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations;

          (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Hedge Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or the Hedge Agreements; and

          (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising


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under the Credit Documents or the Hedge Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents, any of the Hedge Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Hedge Agreement or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Hedge Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Parent or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

         7.5. WAIVERS BY GUARANTORS. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder,
(ii) the benefit of any statute of limitations


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affecting such Guarantor's liability hereunder or the enforcement hereof, (iii)
any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in
Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

     7.6. GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Until the Guaranteed Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and
(c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.


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     7.7. SUBORDINATION OF OTHER OBLIGATIONS. Any Indebtedness of Company or any
Guarantor now or hereafter held by any Guarantor (the "OBLIGEE GUARANTOR") is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

     7.8. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been finally and indefeasibly paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

     7.9. AUTHORITY OF GUARANTORS OR COMPANY. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     7.10. FINANCIAL CONDITION OF COMPANY. Any Credit Extension may be made to Company or continued from time to time, and any Hedge Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Hedge Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Credit Documents and the Hedge Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

     7.11. BANKRUPTCY, ETC. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Company or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or any other Guarantor or by any defense which Company or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.


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          (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are Guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

          (c) In the event that all or any portion of the Guaranteed Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

     7.12. NOTICE OF EVENTS. As soon as any Guarantor obtains knowledge thereof, such Guarantor shall give Administrative Agent written notice of any condition or event which has resulted in (i) a material adverse change in the financial condition of any Guarantor or Company or (ii) a breach of or noncompliance with any term, condition or covenant contained herein, any other Credit Document, any Hedge Agreement or any other document delivered pursuant hereto or thereto.

     7.13. DISCHARGE OF GUARANTY UPON SALE OF GUARANTOR. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall immediately and automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale; provided, as a condition precedent to such discharge and release, Administrative Agent shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Administrative Agent of the applicable Net Asset Sale Proceeds of such disposition pursuant to Section 2.14(a).

SECTION 8.  EVENTS OF DEFAULT

     8.1. EVENTS OF DEFAULT. If any one or more of the following conditions or events shall occur:

          (a) Failure to Make Payments When Due. Failure by Company to pay (i) when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; (ii) when due any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; or
(iii) any interest on any Loan or any fee or any other amount due hereunder within five (5) days after the date due; or

          (b) Default in Other Agreements. (i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) in an individual or with an aggregate principal amount of $10,000,000 or more, in each case beyond the grace period, if any, provided therefor; or (iii) breach or default by any Credit Party with respect to any other material term of (1) one or more items of Indebtedness in the individual or aggregate principal amounts referred to in clause (i) above or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

          (c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.6, Section
5.2 or Section 6; or

          (d) Breach of Representations, etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or

          (e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within thirty (30) days after the earlier of (i) an officer of such Credit Party becoming aware of such default or (ii) receipt by Company of notice from Administrative Agent or any Lender of such default; or

          (f) Involuntary Bankruptcy; Appointment of Receiver, etc.. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of any Credit Party or any Material Subsidiary in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Credit Party or any Material Subsidiary under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Credit Party or any Material Subsidiary, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any Credit Party or any Material Subsidiary for all or

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a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Credit Party or any Material Subsidiary , and any such event described in this clause (ii) shall continue for sixty (60) days without having been dismissed, bonded or discharged; or

          (g) Voluntary Bankruptcy; Appointment of Receiver, etc.. (i) any Credit Party or any Material Subsidiary shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Credit Party or any Material Subsidiary shall make any assignment for the benefit of creditors; or (ii) any Credit Party or any Material Subsidiary shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of any Credit Party or any Material Subsidiary (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in
Section 8.1(f); or

          (h) Judgments and Attachments. Any money judgments, writs or warrants of attachment or similar processes involving in the aggregate at any time an amount in excess of $10,000,000 (in any case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Parent or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five days prior to the date of any proposed sale thereunder); or

          (i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of Parent or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

          (j) Employee Benefit Plans. There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Parent, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $10,000,000 during the term hereof; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $10,000,000; or

          (k) Change of Control. A Change of Control shall occur; or

          (l) Guaranties, Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations

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thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Share Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected Lien in any Share Collateral (other than by reason of a release of Share Collateral in accordance with the terms hereof or thereof) purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or
(iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party.

THEN, (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), automatically, and (2) upon the occurrence of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Company by Administrative Agent, (A) the Commitments, if any, of each Lender having such Commitments and the obligation of Issuing Bank to issue any Letter of Credit shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans, (II) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letters of Credit), and (III) all other Obligations; provided, the foregoing shall not affect in any way the obligations of Lenders under Section 2.4(e); (C) the Administrative Agent may enforce any and all Liens and security interests created pursuant to Collateral Documents; and (D) Administrative Agent shall direct Company to pay (and Company hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 8.1(f) and (g) to pay) to Administrative Agent such additional amounts of cash, to be held as security for Company's reimbursement Obligations in respect of Letters of Credit then outstanding, equal to the Letter of Credit Usage at such time.

SECTION 9.  AGENTS

     9.1. APPOINTMENT OF AGENTS. GSCP is hereby appointed Lead Arranger and Syndication Agent hereunder, and each Lender hereby authorizes Lead Arranger and Syndication Agent to act as its agents in accordance with the terms hereof and the other Credit Documents. Bank One is hereby appointed Administrative Agent (for purposes of this Section 9, the terms "Administrative Agent" and "Agent" also shall include Bank One in its capacity as Collateral Agent pursuant to the Collateral Documents) hereunder and under the other Credit Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. First Union is hereby appointed Documentation Agent hereunder, and each Lender hereby authorizes Documentation Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act upon the express

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conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Parent or any of its Subsidiaries. Each of Syndication Agent and Documentation Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Closing Date, all the respective obligations of GSCP, in its capacity as Lead Arranger, Syndication Agent, and First Union, in its capacity as Documentation Agent, shall terminate.

     9.2. POWERS AND DUTIES. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein.

     9.3. GENERAL IMMUNITY.

          (a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any of Agent to Lenders or by or on behalf of any Credit Party to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

          (b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking

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of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Parent and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).

     9.4. AGENTS ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term "Lender" shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Parent or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Parent or Company for services in connection herewith and otherwise without having to account for the same to Lenders.

     9.5. LENDERS' REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENT.

          (a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Parent and its Subsidiaries in connection with Credit Extensions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Parent and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

          (b) Each Lender, by delivering its signature page to this Agreement and funding its Term Loan Amount and/or a Revolving Loan on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other

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document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.

     9.6. RIGHT TO INDEMNITY. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out hereof or the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

     9.7. SUCCESSOR ADMINISTRATIVE AGENT AND SWING LINE LENDER. Administrative Agent may resign at any time by giving written notice thereof to the Lenders and Company, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. Administrative Agent may be removed at any time with or without cause by written notice received by Administrative Agent from the Requisite Lenders, such removal to be effective on the date specified by the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint, on behalf of Company and the Lenders, a successor Administrative Agent; provided, that unless a Default or an Event of Default has occurred and is continuing, such successor Administrative Agent shall be reasonably acceptable to Company. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of Company and the Lenders, a successor Administrative Agent; provided, that unless a Default or an Event of Default has occurred and is continuing, such successor Administrative Agent shall be reasonably acceptable to Company. Notwithstanding the previous sentence, Administrative Agent may at any time without the consent of Company or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. If Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of Administrative Agent hereunder and Company shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor

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Administrative Agent has accepted the appointment. Any successor Administrative
Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Credit Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article 9 shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent hereunder and under the other Credit Documents. Any resignation or removal of Administrative Agent pursuant to this Section 9.7 shall also constitute the resignation or removal of Bank One or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to this Section 9.7 shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (a) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (b) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Company for cancellation, and (c) Company shall issue, if so requested by Successor Administrative Agent and Swing Line Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender, in the principal amount of the Swing Line Sublimit then in effect and with other appropriate insertions. In the event that there is a successor to Administrative Agent by merger or upon the resignation or removal of Administrative Agent pursuant to this Section 9.7, or Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 9.7, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

     9.8. NOTICE OF DEFAULT. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Administrative Agent has received written notice from a Lender or Company referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Administrative Agent receives such a notice, Administrative Agent shall give prompt notice thereof to the Lenders.

     9.9. COLLATERAL DOCUMENTS AND GUARANTY.

          (a) Administrative Agent as Agent under Collateral Documents and Guaranty. Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to be the agent for and representative of Lenders with respect to the Guaranty, the Share Collateral and the Collateral Documents. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Share Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or

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(ii) release any Guarantor from the Guaranty pursuant to Section 7.13 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented.

          (b) Administrative Agent's Right to Realize on Share Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Share Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Lenders in accordance with the terms hereof, and (ii) in the event of a foreclosure by Administrative Agent on any of the Share Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Share Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Share Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.

SECTION 10.  MISCELLANEOUS

     10.1. NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Credit Party, Lead Arranger, Syndication Agent, Administrative Agent, Swing Line Lender, Issuing Bank or Documentation Agent, shall be sent to such Person's address as set forth on Appendix C or in the other relevant Credit Document, and in the case of any Lender, the address as indicated on Appendix C or otherwise indicated to Administrative Agent in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent.

     10.2. EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (a) all the actual and reasonable costs and expenses of preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto; (b) all the costs of furnishing all opinions by counsel for Company and the other Credit Parties; (c) the reasonable fees, expenses and disbursements of counsel to Agents (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (d) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent, for the benefit of Lenders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees,

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expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Share Collateral or the Liens created pursuant the Collateral Documents; (e) all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; (f) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Administrative Agent and its counsel) in connection with the custody or preservation of any of the Share Collateral; (g) all other actual and reasonable costs and expenses incurred by each Agent in connection with the syndication of the Loans and Commitments and the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (h) after the occurrence of an Event of Default and during the continuance thereof, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Share Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy cases or proceedings.

     10.3. INDEMNITY. In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless, each Agent and Lender and the officers, partners, directors, trustees, employees, agents and Affiliates of each Agent and each Lender (each, an "INDEMNITEE"), from and against any and all Indemnified Liabilities; provided, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

     10.4. SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder, the Letters of Credit and participations therein and under the other Credit Documents, including all claims of any nature or

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description arising out of or connected hereto, the Letters of Credit and participations therein or with any other Credit Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured. Each Credit Party hereby further grants to Administrative Agent and each Lender a security interest in all Deposit Accounts maintained with Administrative Agent or such Lender as security for the Obligations.

     10.5. AMENDMENTS AND WAIVERS. Requisite Lenders' Consent. (a) Subject to
Section 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders.

          (b) Consent of Lenders Affected. Without the written consent of each Lender that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:

               (i) extend the scheduled final maturity of any Loan or Note;

               (ii) waive, reduce or postpone any scheduled repayment (but not prepayment);

               (iii) extend the expiration date of any Term Loan Commitment or Revolving Credit Commitment;

               (iv) extend the stated expiration date of any Letter of Credit beyond the Revolving Credit Commitment Termination Date;

               (v) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.10) or any fee payable hereunder;

               (vi) extend the time for payment of any such interest or fees;

               (vii) reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit;

               (viii) amend, modify, terminate or waive any provision of this
     Section 10.5(b), Section 10.5(c), Section 2.5(a) or Section 2.17;

               (ix) amend the definition of "REQUISITE LENDERS" or "PRO RATA SHARE"; provided, with the consent of Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of "REQUISITE LENDERS" or "PRO RATA SHARE" on substantially the same basis as the Term LoanCommitments, the Term Loans, the Revolving Credit Commitments and the Revolving Loans are included on the Closing Date;

               (x) release or otherwise subordinate all or substantially all of the Share Collateral and the Collateral Account or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents; or

               (xi) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document.

          (c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

               (i) increase any Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Commitment of any Lender;

               (ii) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.4(e) without the written consent of Administrative Agent and of Issuing Bank;

               (iii) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent; or

               (iv) amend, modify, terminate or waive any provision hereof relating specifically to the Swing Line Sublimit or the Swing Line Loans without the consent of Swing Line Lender.

          (d) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

     10.6.  SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

          (a) This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

          (b) Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been delivered to and accepted by Administrative Agent and recorded in the Register as provided in Section 10.6(e). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

          (c) Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its Commitment or Loans owing to it, Note or Notes held by it, or other Obligation (provided, however, that each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Loan and its related Commitments; provided, further, that each such assignment shall be of an equal percentage of both the Term Loans and the Revolving Loans (and the related Commitments) held by such Lender):

               (i) to any Person meeting the criteria of clause (i) of the definition of the term of "Eligible Assignee" upon the giving of notice to Company and Administrative Agent; and

               (ii) to any Person meeting the criteria of clause (ii) of the definition of the term of "Eligible Assignee" and in the case of such assignment to such Person (except in the case of assignments made by or to GSCP), consented to by each of Company, Issuing Bank and Administrative Agent (such consent not to be (x) unreasonably withheld or delayed or (y) in the case of Company, required at any time an Event of Default shall have occurred and then be continuing); provided, further each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than $5,000,000 (or such lesser amount as may be agreed to by Company and Administrative Agent or as shall constitute the aggregate amount of the Commitments and Loans of the assigning Lender) with respect to the assignment of the Commitments and Loans.

          (d) The assigning Lender and the assignee thereof shall execute and deliver to Administrative Agent an Assignment Agreement, together with (i) a processing and recordation fee of $3,000 and (ii) such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to Section 2.20(c).

          (e) Upon its receipt of a duly executed and completed Assignment Agreement, together with the processing and recordation fee referred to in
Section 10.6(d) (and any forms, certificates or other evidence required by this Agreement in connection therewith), Administrative Agent shall record the information contained in such Assignment Agreement in the Register, shall give prompt notice thereof to Company and shall maintain a copy of such Assignment Agreement.

          (f) Each Lender, upon execution and delivery hereof or upon executing and delivering an Assignment Agreement, as the case may be, represents and warrants as of the Closing Date or as of the applicable Effective Date (as defined in the applicable Assignment Agreement) that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course of its business and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

          (g) Subject to the terms and conditions of this Section 10.6, as of the "Effective Date" specified in the applicable Assignment Agreement: (i) the assignee thereunder shall have the rights and obligations of a "Lender" hereunder to the extent such rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement and shall thereafter be a party hereto and a "Lender" for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned thereby pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations hereunder, such Lender shall cease to be a party hereto; provided, anything contained in any of the Credit Documents to the contrary notwithstanding, (y) Issuing Bank shall continue to have all rights and obligations thereof with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder) and (z) such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder; (iii) the Commitments shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender, if any; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Company shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

          (h) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Parent, any of its Subsidiaries or any of its Affiliates) in all or any part of its Commitments, Loans or in any other Obligation. The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment modification or waiver that would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Credit Commitment Termination Date) in which such participant is participating, or reduce the rate or extend the time of payment of Interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Share Collateral under the Collateral Documents and the Collateral Account (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. All amounts payable by any Credit Party hereunder, including amounts payable to such Lender pursuant to Section 2.18(c), 2.19 or 2.20, shall be determined as if such Lender had not sold such participation. Each Credit Party and each Lender hereby acknowledge and agree that, solely for purposes of Sections 2.17 and 10.4, (1) any participation will give rise to a direct obligation of each Credit Party to the participant and (2) the participant shall be considered to be a "Lender."

          (i) In addition to any other assignment permitted pursuant to this
Section 10.6, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes, if any, to secure obligations of such Lender, including any pledge or assignment to secure obligations to any Federal Reserve Bank, and this Section 10.6 shall not apply to any such pledge or assignment of a security interest; provided, (x) no Lender, as between Company and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (y) in no event shall the applicable pledgee or assignee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder, and (z) any transfer of the rights and obligations of a "Lender" hereunder to any Person (other than any Federal Reserve Bank) upon the foreclosure of any pledge or security interest referred to in this clause (i) may only be made pursuant to the provisions of Sections 10.6(c) through (e) governing assignments of interests in the Loans.

     10.7. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     10.8. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.18(c), 2.19, 2.20, 10.2,
10.3 and 10.4 and
the agreements of Lenders set forth in Sections 2.17 and 9.6 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination hereof.

     10.9. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Hedge Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     10.10. MARSHALLING; PAYMENTS SET ASIDE. Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent, on behalf of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

     10.11. SEVERABILITY. In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     10.12. OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     10.13. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     10.14. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10.15. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF ILLINOIS OR IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES SUCH LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

     10.16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WAR-

RANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     10.17. CONFIDENTIALITY. Each Lender shall hold all non-public information obtained pursuant to the requirements hereof which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender (and to other persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.17) or disclosures reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in Hedge Agreements (provided, such counterparties and advisors are advised of and agree to be bound by the provisions of this Section 10.17) or disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal process; provided, unless specifically prohibited by applicable law or court order, each Lender shall make reasonable efforts to notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information.

     10.18. USURY SAVINGS CLAUSE. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Company shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Company to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender=s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Company.

     10.19. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                         PAYLESS SHOESOURCE FINANCE, INC.,
                          as Borrower


                         By:
                            ------------------------------------------------
                            Name:
                            Title:


                         PAYLESS SHOESOURCE, INC.,
                          as a Guarantor


                         By:
                            ------------------------------------------------
                            Name:
                            Title:


                         PSS DELAWARE COMPANY 1, INC.
                          as a Guarantor


                         By:
                            ------------------------------------------------
                            Name:
                            Title:


                         PSS DELAWARE COMPANY 2, INC.
                          as a Guarantor


                         By:
                            ------------------------------------------------
                            Name:
                            Title:


                         PSS DELAWARE COMPANY 3, INC.

                                            as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PSS DELAWARE COMPANY 4, INC.
                                            as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PAYLESS SHOESOURCE, INC.,
                                            as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        EASTBOROUGH, INC.,
                                            as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PAYLESS SHOESOURCE WORLDWIDE, INC.,
                                            as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:

                                        PSS LABOR LEASING, INC.,
                                          as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PSS INVESTMENT I, INC.,
                                          as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PSS INVESTMENT III, INC.,
                                          as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PAYLESS SHOESOURCE DISTRIBUTION,  INC,
                                          as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:

                                        PAYLESS SHOESOURCE MERCHANDISING, INC., as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PSS CANADA, INC.,
                                        as a Guarantor


                                        By: ____________________________________
                                            Name:
                                            Title:

AGENTS AND LENDERS:             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                as Lead Arranger, Syndication Agent and a Lender



                               By: _____________________________________________
                                             Authorized Signatory

                             BANK ONE, NA,
                             as Administrative Agent, Swing Line Lender, Issuing Bank and a Lender


                             By: _______________________________________________
                                 Name:
                                 Title:

                                        FIRST UNION NATIONAL BANK,
                                        as Documentation Agent and a Lender


                                        By: ____________________________________
                                            Name:
                                            Title:

                                        ABN AMRO BANK N.V.



                                        By: ____________________________________
                                            Name:
                                            Title:




                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BANCO POPULAR DE PUERTO RICO


                                        By: ____________________________________
                                            Name: Jorge Garcia
                                            Title: Assistant Vice President




                                        By:_____________________________________
                                            Name: John Incandela
                                            Title: Senior Vice President

                                        BANK OF HAWAII



                                        By: ____________________________________
                                            Name:
                                            Title:

                                        THE BANK OF NEW YORK



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        COMMERCE BANK, N.A.



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        FIRSTAR BANK, N.A.



                                        BY: ____________________________________
                                            NAME: Barry P. Sullivan
                                            TITLE: Vice President

                                        FLEET NATIONAL BANK



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        THE FUJI BANK, LIMITED


                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        HIBERNIA NATIONAL BANK



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        HSBC BANK USA



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        IKB DEUTSCHE INDUSTRIEBANK AG,
                                        LUXEMBOURG BRANCH



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        THE MITSUBISHI TRUST & BANKING
                                        CORPORATION


                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        ROYAL BANK OF CANADA



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        RZB FINANCE LLC



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        SUMMIT BANK



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        UNION BANK OF CALIFORNIA, N.A.



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        UMB BANK, N.A.



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        CITIZENS BANK OF MASSACHUSETTS



                                        BY: ____________________________________
                                            NAME:
                                            TITLE:

                                        WELLS FARGO BANK (TEXAS), N.A.


                                        BY: ____________________________________
                                            NAME: Juan J. Sanchez
                                            TITLE: AVP

                                                                      APPENDIX A
                                                TO CREDIT AND GUARANTY AGREEMENT


                              TERM LOAN COMMITMENTS

                                                                                                         PRO
                       LENDER                                    TERM LOAN COMMITMENT                 RATA SHARE


Goldman Sachs Credit Partners L.P.                                  $35,000,000.00                      8.75%



Bank One, NA                                                        $33,333,333.33                      8.33%



First Union National Bank                                           $33,333,333.33                      8.33%


The Bank of New York                                                $30,000,000.00                       7.5%


Summit Bank                                                         $30,000,000.00                       7.5%


Firstar Bank N.A.                                                   $26,666,666.67                      6.67%


HSBC Bank USA                                                       $26,666,666.67                      6.67%


Wells Fargo (Texas), N.A.                                           $20,000,000.00                      5.00%


ABN AMRO Bank N.V.                                                  $16,666,666.67                      4.17%


Fleet National Bank                                                 $16,666,666.67                      4.17%


The Fuji Bank, Limited                                              $16,666,666.67                      4.17%


Royal Bank of Canada                                                $16,666,666.67                      4.17%


Union Bank of California, N.A.                                      $16,666,666.67                      4.17%


Citizens Bank of Massachusetts                                      $13,333,333.33                      3.33%


IKB Deutsche Industriebank AG, Luxembourg Branch                    $13,333,333.33                      3.33%


Bank of Hawaii                                                      $10,000,000.00                      2.50%


Banco Popular de Puerto Rico                                        $10,000,000.00                      2.50%


The Mitsubishi Trust and Banking Corporation                        $10,000,000.00                      2.50%


UMB Bank, n.a.                                                      $10,000,000.00                      2.50%


RZB Finance LLC                                                      $6,666,666.67                      1.67%



Commerce Bank, N.A.                                                  $5,000,000.00                      1.25%


Hibernia National Bank                                               $3,333,333.33                       .83%


                       TOTAL                                         $400,000,000                        100%


                                                                      APPENDIX B
                                                TO CREDIT AND GUARANTY AGREEMENT


                          REVOLVING CREDIT COMMITMENTS



                    LENDER                              REVOLVING CREDIT COMMITMENT             PRO RATA SHARE


Goldman Sachs Credit Partners L.P.                            $17,500,000.00                         8.75%


Bank One, NA                                                  $16,666,666.67                         8.33%


First Union National Bank                                     $16,666,666.67                         8.33%


The Bank of New York                                          $15,000,000.00                         7.50%


Summit Bank                                                   $15,000,000.00                         7.50%


Firstar Bank N.A.                                             $13,333,333.33                         6.67%


HSBC Bank USA                                                 $13,333,333.33                         6.67%


Wells Fargo (Texas), N.A.                                     $10,000,000.00                         5.00%


ABN AMRO Bank N.V.                                             $8,333,333.33                         4.17%


Fleet National Bank                                            $8,333,333.33                         4.17%


The Fuji Bank, Limited                                         $8,333,333.33                         4.17%


Royal Bank of Canada                                           $8,333,333.33                         4.17%


Union Bank of California, N.A.                                 $8,333,333.33                         4.17%


Citizens Bank of Massachusetts                                 $6,666,666.67                         3.33%


IKB Deutsche Industriebank AG, Luxembourg                      $6,666,666.67                         3.33%
Branch


Bank of Hawaii                                                 $5,000,000.00                         2.50%


Banco Popular de Puerto Rico                                   $5,000,000.00                         2.50%


The Mitsubishi Trust and Banking Corporation                   $5,000,000.00                         2.50%


UMB Bank, n.a.                                                 $5,000,000.00                         2.50%


RZB Finance LLC                                                $3,333,333.33                         1.67%

Commerce Bank, N.A.                                            $2,500,000.00                         1.25%




Hibernia National Bank                                         $1,666,666.67                         .83%


                    TOTAL                                      $200,000,000                          100%


                                                                     APPENDIX C
                                                TO CREDIT AND GUARANTY AGREEMENT

                                NOTICE ADDRESSES


PAYLESS SHOESOURCE FINANCE, INC.

3231 Southeast 6th Avenue
Topeka, KS  66607
Attention:
Telecopier:

PAYLESS SHOESOURCE, INC.

3231 Southeast 6th Avenue
Topeka, KS  66607
Attention:
Telecopier:

FOR EACH GUARANTOR SUBSIDIARY:

3231 Southeast 6th Avenue
Topeka, KS  66607
Attention:
Telecopier:

in each case, with a copy to:


------------------------------


------------------------------


------------------------------
Attention:
Telecopier:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Lead Arranger, Syndication Agent and a Lender

Goldman Sachs Credit Partners L.P.
85 Broad Street
New York, New York  10004
Attention:  Elizabeth Fischer
Telecopier:  (212) 357-0932


with a copy to:

Goldman Sachs Credit Partners L.P.
85 Broad Street
New York, New York  10004
Attention: Lisa Perrotto
Telecopier: (212) 357-2608

BANK ONE, NA,
as Administrative Agent,
Swing Line Lender,
Issuing Bank and a Lender


Administrative Agent's Principal Office:

Bank One
1 Bank One Plaza
Suite Il1-0086
Chicago, IL 60670
Attention: Debora K.Oberling
Telecopier: 312-732-1117


Swing Line Lender's Principal Office:
Bank One
1 Bank One Plaza
Chicago, IL 60670
Attention: Maribel Lorenzo
Telecopier: 312-732-7271


Issuing Bank's Principal Office:

Bank One
1 Bank One Plaza
Suite Il1-0086
Chicago, IL 60670
Attention: Debora K.Oberling
Telecopier: 312-732-1117

FIRST UNION NATIONAL BANK,
as Documentation Agent and a Lender


First Union National Bank
One South Penn Square
12th Floor - Widener Bldg  PA 4843
Philadelphia, PA 19107
Attention: Bill Fox
Telecopier: 215-786-2877

ABN AMRO BANK N.V.



ABN AMRO Bank N.V.
208 South LaSalle
Suite 1500
Chicago, IL 60604-1003
Attention: Credit Administration
Telecopier: 312-992-5111


with a copy to:

ABN AMRO Bank N.V.
208 South LaSalle
Suite 1500
Chicago, IL 60604-1003
Attention: Brian Sharpe
Telecopier: 312-904-1110

BANCO POPULAR DE PUERTO RICO


Banco Popular de Puerto Rico
209 Ponce De Leon Avenue
Popular Center Building
6th Floor
San Juan, Puerto Rico 00918
Attention: Jorge Garcia
Telecopier: 787-756-3909

BANK OF HAWAII



Bank of Hawaii
1850 North Central Avenue
Suite 400
Phoenix, AZ 85004
Attention: Donna Parker
Telecopier: 602-257-2444

THE BANK OF NEW YORK



The Bank of New York
One Wall Street
8th Floor - Retailing Industry Division
New York, NY 10286
Attention: Charlotte Sohn
Telecopier: 212-635-1483

COMMERCE BANK, N.A.



Commerce Bank, N.A.
1000 Walnut Street
17th Floor
Kansas City, MO 64106
Attention: David Emley
Telecopier: 816-234-7290

FIRSTAR

Firstar Bank, N.A.,
1101 Walnut
7th Floor
Kansas City, MO 64106

Attention: Barry P. Sullivan
Telecopier: 816-871-2226


with a copy to:

Firstar Bank N.A.
1850 Osborn Avenue
Oshkosh, WI 54902

Attention: Connie Sweeney
Telecopier: 920-426-7655

FLEET NATIONAL BANK

Fleet National Bank
100 Federal Street
9th Floor
Boston, MA 02110

Attention: Judith C.E. Kelly
Telecopier: 617-434-6685


with a copy to:

Fleet National Bank
100 Federal Street
9th Floor
Boston, MA 02110

Attention: Dwayne Nelson
Telecopier: 617-346-0595

THE FUJI BANK, LIMITED

The Fuji Bank Limited
225 West Wacker Drive
Suite 2000
Chicago, IL 60606
Attention: James Fayen
Telecopier: 312-621-3387

HIBERNIA NATIONAL BANK

Hibernia National Bank
313 Carondelet Street
12th Floor
New Orleans, Louisiana 70130
Attention: Laura K. Watts
Telecopier: 504-533-5344


with a copy to:

Hibernia National Bank
313 Carondelet Street
12th Floor
New Orleans, Louisiana 70130
Attention: Shelly Strada
Telecopier: 504-533-5344

HSBC BANK USA

HSBC Bank USA
200 South Wacker Drive
Suite 770
Chicago, IL 60606-5829
Attention: Steve Trepiccione
Telecopier: 312-575-1331

IKB DEUTSCHE INDUSTRIEBANK AG, LUXEMBOURG BRANCH

IKB Deutsche Industriebank AG, Luxembourg Branch
c/o Structured Finance
Wilhelm-Boetzkes-Strasse 1, 40474 Dusseldorf
P.O. Box 10 11 18
40002 DUSSELDORF
Germany
Attention: Andrea Schroeder
Telecopier: 011-49-211-8221-2181

THE MITSUBISHI TRUST & BANKING CORPORATION

The Mitsubishi Trust & Banking Corporation
520 Madison Avenue
New York, NY 10022
Attention: Dan Chang
Telecopier: 212-644-6825

ROYAL BANK OF CANADA


Royal Bank of Canada
One Liberty Plaza
New York, NY 10006 - 1404
Attention: Gordon MacArthur
Telecopier: 212-428-2319


with a copy to:

Royal Bank of Canada
One Liberty Plaza
New York, NY 10006 - 1404
Attention: John Crawford
Telecopier: 212-428-2319

RZB FINANCE LLC

RZB Finance LLC
1133 Avenue of the Americas
New York, NY 10036
Attention: John Valiska
Telecopier: 212-845-4130

SUMMIT BANK

Summit Bank
750 Walnut Avenue
Cranford, NJ 07016
Attention: Miguel Medida
Telecopier: 908-709-6433/4436


with a copy to:

Summit Bank
750 Walnut Avenue
Cranford, NJ 07016
Attention: Barbara Sesee
Telecopier: 908-709-6433/4436

UNION BANK OF CALIFORNIA, N.A.


Union Bank of California, N.A.
350 California Street
6th Floor
San Francisco, CA 94104
Attention: J. William Bloore
Telecopier: 415-705-7085

UMB BANK, N.A.

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, MO 64106
Attention: Douglas F. Page
Telecopier: 816-860-7143

CITIZENS BANK OF MASSACHUSETTS

Citizens Bank of Massachusetts
40 Court Street
Boston, MA 02108
Attention: Tony Wilson
Telecopier: 617-695-4185

WELLS FARGO BANK

Wells Fargo Bank
4975 Preston Park Blvd.
Suite 280
Plano, Texas 75093
Attention: Juan Sanchez
Telecopier: 972-867-5674

                                                                CREDIT AGREEMENT
                                                                       SCHEDULES



                                 SCHEDULE 1.1(A)

                             REFINANCED INDEBTEDNESS

1.     Letter of Credit for insurance claims ($O drawn)            $11,445,510
        Issued under the existing amended and restated              (L/C only)
        Multicurrency Credit  Agreement dated as of May 22, 1998

2.     Aggregate of Senior Notes due Series A, B & C 2003-2008      $67,000,000

3.     Aggregate of Senior Notes due Series D, E & F 2004-2009      $55,000,000

                                 SCHEDULE 1.1(B)

                         IMMATERIAL FOREIGN SUBSIDIARIES


1.       Payless ShoeSource International Servicos Tecnicos E        Brazil
         Inspetoria De Calcados S/C Ltda.

2.       Payless Servicios, S.A. de C.V. (Inactive)                  Mexico

3.       Payless Controladora, S.A. de C.V.                          Mexico

4.       Payless ShoeSource, S.A. de C.V. (Inactive)                 Mexico

5.       Dynamic Assets Limited                                      Hong Kong

                                  SCHEDULE 4.1

                       ORGANIZATION AND CAPITAL STRUCTURE



Name of Company                Jurisdiction of               Percentage of shares          Percentage of shares
                               Organization                  of each class owned           of each class owned
                                                             by the Parent                 by other Subsidiary
Payless ShoeSource,            DE                            N/A                           N/A
Inc.
Payless ShoeSource             NV                            100%                          N/A
Finance, Inc.

Payless ShoeSource,            MO                            0%                            100% Payless
Inc.                                                                                       ShoeSource Finance,
                                                                                           Inc. (NV)
PSS of Puerto Rico,            PR                            0%                            100% Payless
Inc.                                                                                       ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4150, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4152, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4153, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4154, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4157, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)


PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4158, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4162, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4163, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4164, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4166, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4167, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4168, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4204, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4206, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4207, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4208, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4219, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)

PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4220, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4221, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4238, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4242, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4940, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
Payless ShoeSource             KS                            0%                            100% Payless
Merchandising, Inc.                                                                        ShoeSource, Inc.
                                                                                           (MO)
Payless ShoeSource             KS                            0%                            100% Payless
Worldwide, Inc.                                                                            ShoeSource, Inc.
                                                                                           (MO)
PSS Labor Leasing,             KS                            0%                            100% Payless
Inc.                                                                                       ShoeSource
                                                                                           Worldwide, Inc.(MO)
Payless ShoeSource             NMI                           0%                            100% Payless
Saipan, Inc.                                                                               ShoeSource
                                                                                           Worldwide, Inc. (KS)
PSS Canada, Inc.               KS                            0%                            100% Payless
                                                                                           ShoeSource
                                                                                           Worldwide, Inc. (KS)
Payless ShoeSource             Canada                        0%                            100% PSS Canada,
Canada, Inc.                                                                               Inc. (KS)
Payless ShoeSource             KS                            0%                            100% Payless
Distribution, Inc.                                                                         ShoeSource, Inc.
                                                                                           (MO)

Payless ShoeSource             Brazil                        0%                            75% Payless
International                                                                              ShoeSource, Inc.
Servicos Tecnicos E                                                                        (MO), 25% PSS
Inspetoria De                                                                              Investment I, Inc.
Calcados S/C Ltda.                                                                         (NV)
Payless ShoeSource             Hong Kong                     0%                            99.95% Payless
International Limited                                                                      ShoeSource, Inc.
                                                                                           (MO), 0.05% PSS
                                                                                           Investment I, Inc.
                                                                                           (NV)
Payless ShoeSource             Taiwan                        0%                            99.97% Payless
International, Inc.                                                                        ShoeSource
                                                                                           International
                                                                                           Limited
                                                                                           (Hong
                                                                                           Kong),
                                                                                           0.03%
                                                                                           held
                                                                                           in
                                                                                           trust
                                                                                           by
                                                                                           six
                                                                                           individuals
                                                                                           for
                                                                                           Payless
                                                                                           ShoeSource
                                                                                           International
                                                                                           Limited.
                                                                                           100% Payless
PSS Investment I,              NV                            0%                            ShoeSource, Inc.
Inc.                                                                                       (MO)
                                                                                           100% Payless
PSS Investment III,            KS                            0%                            ShoeSource, Inc.
Inc.                                                                                       (MO)
                                                                                           99.998% Payless
Payless Servicios,             Mexico                        0%                            Controladora, S.A. de
S.A. de C.V.                                                                               C.V. (Mexico),
(Inactive)                                                                                 0.002% PSS
                                                                                           Investment I, Inc.
                                                                                           (NV)
                                                                                           50% PSS Investment
Payless                        Mexico                        0%                            I, Inc. (NV), 50%
Controladora, S.A. de                                                                      PSS Investment III,
C.V.                                                                                       Inc. (KS)


Eastborough, Inc.              Kansas                        0%                            100% Payless
                                                                                           ShoeSource Finance
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 1, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 2, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 3, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 4, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
Dynamic Assets                 Hong Kong                     0%                            1% Payless
Limited                                                                                    ShoeSource Finance,
                                                                                           Inc. (NV)
                                                                                           99% Payless
                                                                                           ShoeSource
                                                                                           Worldwide, Inc.

                                  SCHEDULE 4.10
                       ORGANIZATION AND CAPITAL STRUCTURE



Name of Company                Jurisdiction of               Percentage of shares          Percentage of shares
                               Organization                  of each class owned           of each class owned
                                                             by the Parent                 by other Subsidiary
Payless ShoeSource,            DE                            N/A                           N/A
Inc.
Payless ShoeSource             NV                            100%                          N/A
Finance, Inc.

Payless ShoeSource,            MO                            0%                            100% Payless
Inc.                                                                                       ShoeSource Finance,
                                                                                           Inc. (NV)
PSS of Puerto Rico,            PR                            0%                            100% Payless
Inc.                                                                                       ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4150, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4152, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4153, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4154, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)
PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4157, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)

PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4158, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4162, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4163, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4164, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4166, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4167, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4168, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4204, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4206, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4207, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4208, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)
PSS of Puerto Rico             PR                            0%                             100% Payless
No. 4219, Inc.                                                                              ShoeSource, Inc.
                                                                                            (MO)

PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4220, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)

PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4221, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)


PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4238, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)

PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4242, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)

PSS of Puerto Rico             PR                            0%                            100% Payless
No. 4940, Inc.                                                                             ShoeSource, Inc.
                                                                                           (MO)

Payless ShoeSource             KS                            0%                            100% Payless
Merchandising, Inc.                                                                        ShoeSource, Inc.
                                                                                           (MO)

Payless ShoeSource             KS                            0%                            100% Payless
Worldwide, Inc.                                                                            ShoeSource, Inc.
                                                                                           (MO)

Payless ShoeSource             NMI                           0%                            100% Payless
Saipan, Inc.                                                                               ShoeSource
                                                                                           Worldwide, Inc. (KS)

PSS Labor Leasing,             KS                            0%                            100% Payless
Inc.                                                                                       ShoeSource
                                                                                           Worldwide, Inc.(MO)

PSS Canada, Inc.               KS                            0%                            100% Payless
                                                                                           ShoeSource
                                                                                           Worldwide, Inc. (KS)

Payless ShoeSource             Canada                        0%                            100% PSS Canada,
Canada, Inc.                                                                               Inc. (KS)

Payless ShoeSource             KS                            0%                            100% Payless
Distribution, Inc.                                                                         ShoeSource, Inc.
                                                                                           (MO)

Payless ShoeSource             Brazil                        0%                            75% Payless
International                                                                              ShoeSource, Inc.
Servicos Tecnicos E                                                                        (MO), 25% PSS
Inspetoria De                                                                              Investment I, Inc.
Calcados S/C Ltda.                                                                         (NV)
Payless ShoeSource             Hong Kong                     0%                            99.95% Payless
International Limited                                                                      ShoeSource, Inc.
                                                                                           (MO), 0.05% PSS
                                                                                           Investment I, Inc.
                                                                                           (NV)
Payless ShoeSource             Taiwan                        0%                            99.97% Payless
International, Inc.                                                                        ShoeSource
                                                                                           International
                                                                                           Limited
                                                                                           (Hong
                                                                                           Kong),
                                                                                           0.03%
                                                                                           held
                                                                                           in
                                                                                           trust
                                                                                           by
                                                                                           six
                                                                                           individuals
                                                                                           for
                                                                                           Payless
                                                                                           ShoeSource
                                                                                           International
                                                                                           Limited.
PSS Investment I,              NV                            0%                            100% Payless
Inc.                                                                                       ShoeSource, Inc.
                                                                                           (MO)
PSS Investment III,            KS                            0%                            100% Payless
Inc.                                                                                       ShoeSource, Inc.
                                                                                           (MO)
Payless Servicios,             Mexico                        0%                            99.998% Payless
S.A. de C.V.                                                                               Controladora, S.A. de
(Inactive)                                                                                 C.V. (Mexico),
                                                                                           0.002% PSS
                                                                                           Investment I, Inc.
                                                                                           (NV)
Payless                        Mexico                        0%                            50% PSS Investment
Controladora, S.A. de                                                                      I, Inc. (NV), 50%
C.V.                                                                                       PSS Investment III,
                                                                                           Inc. (KS)

Payless ShoeSource,            Mexico                        0%                            99.998% Payless
S.A. de C.V.                                                                               Controladora, S.A. de
(Inactive)                                                                                 C.V. (Mexico),
                                                                                           0.002% PSS
                                                                                           Investment I, Inc.
                                                                                           (KS)
Eastborough, Inc.              Kansas                        0%                            100% Payless
                                                                                           ShoeSource Finance,
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 1, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 2, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 3, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
PSS Delaware                   Delaware                      0%                            100% Payless
Company 4, Inc.                                                                            ShoeSource Finance,
                                                                                           Inc. (NV)
Dynamic Assets                 Hong Kong                     0%                            1% Payless
Limited                                                                                    ShoeSource Finance,
                                                                                           Inc. (NV)
                                                                                           99% Payless
                                                                                           ShoeSource
                                                                                           Worldwide, Inc.

PARENT CORPORATION'S DIRECTORS AND OFFICERS

Directors:

         Daniel Boggan Jr.
         Steven J. Douglass
         Howard R. Fricke
         Thomas A. Hays
         Ken C. Hicks
         Mylle B. Mangum
         Michael E. Murphy
         Robert L. Stark

Officers:

Steven J. Douglass      Chairman of the Board and Chief Executive Officer

Duane L. Cantrell       Executive Vice President - Operations

Bryan P. Collins        Senior Vice President - Parade of Shoes

Ken C. Hicks            President

John N. Haugh           Senior Vice President - Marketing

Gerald F. Kelly, Jr.    Senior Vice President - Logistics/Information Systems
                        and Technology

Harris Mustafa          Senior Vice President - Worldwide Sourcing

Jed L. Norden           Senior Vice President - Human Resources

JoAnn Ogee              Senior Vice President - General Merchandise Manager -
                        Women's

Darrel J. Pavelka       Senior Vice President - Merchandise Distribution

Ullrich E. Porzig       Senior Vice President - Chief Financial Officer and
                        Treasurer

William J. Rainey       Senior Vice President - General Counsel and Secretary

Gary M. Stone           Senior Vice President - Store Development

Larry M. Strecker       Senior Vice President - Retail Operations

Jeffrey W. Wagner       Senior Vice President - General Merchandise Manager -
                        Men's

Karolyn W. Wangstad     Senior Vice President - Trend Merchandising

Michael S. Wilkes       Senior Vice President - General Merchandise Manager -
                        Children's

                                 SCHEDULE 6.1(A)

                   EXISTING INDEBTEDNESS AS OF APRIL 17, 2000


1. Aggregate of various Capitalized Lease Obligations (short-term1)     $748,767
2. Aggregate of various Capitalized Lease Obligations (long-term2)    $3,956,916





--------------------
1 Short-term obligations are those obligations which are expected to be paid within the next 12 months.

2 Long-term obligations are those obligations which are expected to be paid more than 12 months from now.

                                  SCHEDULE 6.2

                                      LIENS


                                      None

                                  SCHEDULE 6.5

                                   INVESTMENTS


Securities in other publicly held U.S. corporations not exceeding      $25,000

City of Topeka, KS Industrial Revenue Bonds Issued 1991             $5,640,000

City of Topeka, KS Industrial Revenue Bonds Issued 1997            $14,376,000

City of Topeka, KS Industrial Revenue Bonds Issued 1998            $11,880,000

City of Topeka, KS Industrial Revenue Bonds Issued 1999             $3,844,000

                                  SCHEDULE 6.10

                              CERTAIN TRANSACTIONS


                                      NONE

                                                                  EXHIBIT A-1 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                 FUNDING NOTICE

     Reference is made to the Credit and Guaranty Agreement, dated as of April _____, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among PAYLESS SHOESOURCE
FINANCE,  INC., a  Nevada  corporation  ("COMPANY"),   PAYLESS  SHOESOURCE,
INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

     Pursuant to Section 2.1, 2.2 and/or 2.3 of the Credit Agreement, Company desires that Lenders make the following Loans to Company in accordance with the applicable terms and conditions of the Credit Agreement on _____________, 200__ (the "CREDIT DATE"):

     1.  Revolving Loans

     [ ] Base Rate Loans:                               $[___,___,___]

     [ ] Eurodollar Rate Loans, with an
         Initial Interest Period of ________
         Month(s):                                      $[___,___,___]


     2.  Term Loans

     [ ] Base Rate Loans:                               $[___,___,___]

     [ ] Eurodollar Rate Loans, with an
         Initial Interest Period of ________
         Month(s):                                      $[___,___,___]


     3.  Swing Line Loans:                              $[___,___,___]


                                  EXHIBIT A-1-1

          Company hereby certifies that:

          (i) with respect to any Revolving Loan or Swing Line Loan, after making any such Loan requested on such Credit Date, the Total Utilization of Revolving Credit Commitments shall not exceed the Revolving Credit Commitments then in effect;

          (ii) with respect to any Term Loan, after making any such Loan requested on such Credit Date, the sum of (i) the aggregate principal amount of Term Loans made to the Company, plus (ii) the aggregate amount of Cash (excluding the proceeds of any Term Loans and any Cash used to make purchases of Parent Common Stock under and in compliance with Section 6.4(vi) of the Credit Agreement) used by the Company from the Closing Date to the six-month anniversary of the Closing Date to consummate purchases of Additional Purchased Common Stock, shall not exceed $400,000,000;

          (iii) as of the Credit Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date;

          (iv) as of the Credit Date no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the borrowing contemplated hereby; and

          (v) as of such Credit Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default.

Date: _________ __, 20__               PAYLESS SHOESOURCE FINANCE, INC.


                                       By: ___________________________________
                                       Title:


                                  EXHIBIT A-1-2

                                                                  EXHIBIT A-2 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                         CONVERSION/CONTINUATION NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), PAYLESS SHOESOURCE, INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

         Pursuant to Section 2.9 of the Credit Agreement, Company desires to convert or to continue the following Loans, each such conversion and/or continuation to be effective as of ____________ __, 200__:

         1.  TERM LOANS:

             $[___,___,___]     Eurodollar Rate Loans to    Initial Interest Period of
                                be continued                _______ month(s)

             $[___,___,___]     Base Rate Loans to be       Initial Interest Period of
                                converted to Eurodollar     _______ month(s)
                                Rate Loans

             $[___,___,___]     Eurodollar Rate Loans to
                                be converted to Base Rate
                                Loans

         2.  REVOLVING LOANS:

             $[___,___,___]     Eurodollar Rate Loans to    Initial Interest Period of
                                be continued                _______ month(s)

             $[___,___,___]     Base Rate Loans to be       Initial Interest Period of
                                converted to Eurodollar     _______ month(s)
                                Rate Loans



             $[___,___,___]     Eurodollar Rate Loans to
                                be converted to Base Rate
                                Loans

                                  EXHIBIT A-2-1

         Company hereby certifies that as of the date hereof, no event has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby that would constitute an Event of Default or a Default.

Date: __________ __, 200__                PAYLESS SHOESOURCE FINANCE, INC.


                                          By: __________________________
                                          Title:


                                  EXHIBIT A-2-2

                                                                  EXHIBIT A-3 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                 ISSUANCE NOTICE

     Reference is made to the Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), PAYLESS SHOESOURCE, INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

     Pursuant to Section 2.4 of the Credit Agreement, Company desires Letters of Credit to be issued in accordance with the terms and conditions of the Credit Agreement on [_________ __, 200__] (the "CREDIT DATE") in an aggregate face amount of $[___,___,___].

     Attached hereto for each such Letter of Credit are the following:

          (a) the stated amount of such Letter of Credit;

          (b) the name and address of the beneficiary;

          (c) the expiration date; and

          (d) either (i) the verbatim text of such proposed Letter of Credit, or
     (ii) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.

     Company hereby certifies that:

          (i) after making any such Letter of Credit requested on such Credit Date, the Total Utilization of Revolving Credit Commitments shall not exceed the Revolving Credit Commitments then in effect;

          (ii) as of the Credit Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all


                                  EXHIBIT A-3-1
     material respects on and as of such earlier date;

          (iii) as of the Credit Date no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the issuance contemplated hereby; and

          (iv) as of such Credit Date, no event has occurred and is continuing or would result from the consummation of the issuance contemplated hereby that would constitute an Event of Default or a Default.

Date: [MM/DD/200_]                        PAYLESS SHOESOURCE FINANCE, INC.


                                          By: __________________________
                                          Title:


                                  EXHIBIT A-3-2

                                                                  EXHIBIT B-1 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                 TERM LOAN NOTE

$[1][___,___,___]                                                 [2][mm/dd/yy]

         FOR VALUE RECEIVED, PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), promises to pay to the order of [NAME OF LENDER] ("PAYEE") or its permitted assigns the principal amount of [1][DOLLARS] ($[___,___,___][1]) in the installments referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, PAYLESS SHOESOURCE, INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, FIRST UNION NATIONAL BANK, as Documentation Agent.

         Company shall make principal payments on this Note as set forth in
Section 2.12 of the Credit Agreement.

         This Note is one of the "Term Notes" in the aggregate principal amount of $[___,___,___] and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it

--------

[1]      Lender's Term Loan Commitment

[2]      Date of Issuance

                                  EXHIBIT B-1-1
will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


                                  EXHIBIT B-1-2

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                             PAYLESS SHOESOURCE FINANCE, INC.


                                             By: ______________________________
                                                 Title:

                                  EXHIBIT B-1-3

                                                                  EXHIBIT B-2 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                               REVOLVING LOAN NOTE

$[1][___,___,___]                                                [2][mm/dd/yy]

         FOR VALUE RECEIVED, PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), promises to pay to the order of [NAME OF LENDER] ("PAYEE") or its permitted assigns, on or before April __, 2005, the lesser of
(a) [1][DOLLARS] ($[1][___,___,___]) and (b) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, PAYLESS SHOESOURCE, INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

         This Note is one of the "Revolving Loan Notes" in the aggregate principal amount of $[___,___,___] and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment

--------

[1]      Lender's Revolving Credit Commitment

[2]      Date of Issuance

                                  EXHIBIT B-2-1
made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


                                  EXHIBIT B-2-2

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                              PAYLESS SHOESOURCE FINANCE, INC.

                                              By: _____________________________
                                                  Title:




                                  EXHIBIT B-2-3

                                  TRANSACTIONS
                                       ON
                               REVOLVING LOAN NOTE


                                                                                     Outstanding
                     Type of             Amount of             Amount of              Principal
                    Loan Made            Loan Made          Principal Paid             Balance            Notation
     Date           This Date            This Date             This Date              This Date           Made By







                                  EXHIBIT B-2-4

                                                                  EXHIBIT B-3 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                 SWING LINE NOTE

$3,000,000                                                       APRIL __, 2000

         FOR VALUE RECEIVED, PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), promises to pay to to the order of BANK ONE, N.A., as Swing Line Lender ("PAYEE"), on or before April __, 2005, the lesser of (a) THREE MILLION DOLLARS ($3,000,000) and (b) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, PAYLESS SHOESOURCE, INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

         This Note is the "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Swing Line Lender or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be

                                  EXHIBIT B-3-1
declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


                                  EXHIBIT B-3-2

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                              PAYLESS SHOESOURCE FINANCE,
                                              INC.


                                               By: ____________________________
                                                   Name:
                                                   Title:



                                  EXHIBIT B-3-3

                                  TRANSACTIONS
                                       ON
                                 SWING LINE NOTE


                                                                  Outstanding
                      Amount of              Amount of             Principal
                      Loan Made           Principal Paid            Balance            Notation
     Date             This Date              This Date             This Date            Made By







                                  EXHIBIT B-3-4

                                                                    EXHIBIT C TO
                                                   CREDIT AND GUARANTY AGREEMENT

                             COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

         1. I am the Chief Financial Officer of PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY") and PAYLESS SHOESOURCE, INC., a Delaware corporation ("PARENT").

         2. I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, Parent, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event.

         The foregoing certifications, together with the computations set forth in the Annex A hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered [MM/DD/YY] pursuant to
Section 5.1(c) of the Credit Agreement.

                                             PAYLESS SHOESOURCE FINANCE, INC.


                                             By: ______________________________
                                                 Title: Chief Financial Officer





                                   EXHIBIT C-1

                                             PAYLESS SHOESOURCE, INC.


                                             By: ______________________________
                                                 Title: Chief Financial Officer




                                   EXHIBIT C-2

                                                                      ANNEX A TO
                                                          COMPLIANCE CERTIFICATE

               FOR THE FISCAL [QUARTER] [YEAR] ENDING [MM/DD/YY].


1.  Consolidated Adjusted EBITDA: (I) - (II) =                                                       $[___,___,___]

         (i)      (a)      Consolidated Net Income:                                                  $[___,___,___]

                  (b)      Consolidated Interest Expense[*]:                                         $[___,___,___]

                  (c)      provisions for taxes based on income[*]:                                  $[___,___,___]

                  (d)      total depreciation expense [*]:                                           $[___,___,___]

                  (e)      total amortization expense [*]:                                           $[___,___,___]

                  (f)      actual Transaction Costs [*]:                                             $[___,___,___]

                  (g)      other non-cash items reducing
                           Consolidated Net Income[*][***]:                                          $[___,___,___]

         (ii)     other non-cash items increasing
                  Consolidated Net Income[****]:                                                     $[___,___,___]

2.  Consolidated Adjusted EBITDAR:  (I) + (II)                                                       $[___,___,___]

         (i)      Consolidated Adjusted EBITDA:                                                      $[___,___,___]

         (ii)     Consolidated Rental Expense                                                        $[___,___,___]

3.  Consolidated Capital Expenditures:                                                               $[___,___,___]

--------

[*]    Only to the extent such amount was deducted in calculating
       Consolidated Net Income.

[**] Plus any amounts referred to in Section 2.11(c) of the Credit Agreement to the extent payable on or before the Closing Date

[***] Excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period.

[****] Excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period.


                                  EXHIBIT C-3

4.  Consolidated Cash Interest Expense:                                            $[___,___,___]

5.  Consolidated Fixed Charges: (I) + (II)  =                                      $[___,___,___]

           (i)    Consolidated Cash Interest Expense                               $[___,___,___]

           (ii)   Consolidated Rental Expense                                      $[___,___,___]

6.  Consolidated Total Capitalization: (I) + (II) + (III) =                        $[___,___,___]

           (i)    Consolidated Total Debt:                                         $[___,___,___]

           (ii)   Present Value of Operating Leases:                               $[___,___,___]

           (iii)  total stockholder's equity of Parent:                            $[___,___,___]

7.  Consolidated Interest Expense:                                                 $[___,___,___]

8.  Consolidated Net Income: (I) - (II) =                                          $[___,___,___]

           (i)    the net income (or loss) of Parent and its Subsidiaries
                  on a consolidated basis for such period taken as a single
                  accounting period determined in conformity with GAAP:            $[___,___,___]

           (ii)   (a)      the income of any Person (other than a Subsidiary of
                           Parent) in which any other Person (other than Parent
                           or any of its Subsidiaries) has a joint interest,
                           except to the extent of the amount of dividends or
                           other distributions actually paid to Parent or any of
                           its Subsidiaries by such Person during such period:     $[___,___,___]

                  (b)      the income (or loss) of any Person accrued prior to
                           the date it becomes a Subsidiary of Parent or is
                           merged into or consolidated with Parent or any of its
                           Subsidiaries or that Person's assets are acquired by
                           Parent or any of its Subsidiaries:                      $[___,___,___]


                                  EXHIBIT C-4

                  (c)      the income of any Subsidiary of Parent to the extent
                           that the declaration or payment of dividends or
                           similar distributions by that Subsidiary of that
                           income is not at the time permitted by operation of
                           the terms of its charter or any agreement,
                           instrument, judgment, decree, order, statute, rule or
                           governmental regulation applicable to that
                           Subsidiary:                                                 $[___,___,___]

                  (d)      any after-tax gains or losses attributable to Asset
                           Sales or returned surplus assets of any Pension Plan:       $[___,___,___]

                  (e)      to the extent not included in clauses (ii)(a)
                           through (d) above, any net extraordinary
                           gains or net non-cash extraordinary losses:                 $[___,___,___]

9.  Consolidated Net Tangible Assets:                                                  $[___,___,___]

10.  Consolidated Rental Expense:                                                      $[___,___,___]

11.  Consolidated Total Debt:                                                          $[___,___,___]

12.  Present Value of Operating Leases:  the sum of the Present Value [*****]          $[___,___,___]

--------

[*****] "PRESENT VALUE" means, with respect to each lease of Parent and its Subsidiaries treated as an "operating" lease for purposes of external financial reporting, the periodic minimum or base rental payments due and payable during the primary term (giving effect to any extension terms as to which Parent or its Subsidiaries have become contractually obligated) of such lease on or after the date of determination discounted to an equivalent value as of the date of determination. For purposes of computing the Present Value: (a) the discount rate utilized to calculate the Present Value of any Existing Lease (as defined below) shall be the rate actually utilized by Parent prior to April 22, for purposes of calculating the present value of such operating lease for disclosure of the present value of all operating leases in the consolidated external financial reports of Parent and its Affiliates;
         (b) the discount rate utilized to calculate the Present Value of any Additional Lease (as defined below) during the fiscal year in which the term of such lease commences (its "FIRST LEASE YEAR") shall be the Year-To-Date Rate (as defined below) as of the end of the Fiscal Quarter for which the computation is made; and (c) the discount rate for any Additional Lease during any Fiscal Year other than its First Lease Year shall be the Year-To-Date Rate as of the end of its First Lease Year. For purposes of this definition: (i) "EXISTING LEASE" means any operating lease with a term commencing before February 4, 1996,;
         (ii) "ADDITIONAL LEASE" means any operating lease with a term commencing after February 3, 1996; and (iii) "YEAR-TO-DATE RATE" means the weekly year-to-date average of the Friday rates of the [Merrill Lynch Bond] Index for corporate issues of "medium" quality with terms of 10 years or more ("INDEX") as published in The Wall Street Journal (or similar publication). In the event that the Index ceases to be published, the Index shall be replaced by a similar index reflecting rates applicable to corporate issues with similar terms and credit quality as the Index as jointly selected by Company and the Administrative Agent. the discount rate applied to any extension of any Existing Lease or Additional Lease shall be: (A) if the dollar amount of base rent payable during such extension is prescribed in the original operating lease, the discount rate originally applicable to such Existing Lease or Additional Lease, as applicable; and (B) in all other cases, the discount rate determined as if such extension period constituted an Additional Lease.


                                   EXHIBIT C-5
         of each operating lease of Parent and its Subsidiaries.

13.  Fixed Charge Coverage Ratio: (I)/(II) =

         (i)      Consolidated Adjusted EBITDAR
                  for the four-Fiscal Quarter Period then ended:                      $[___,___,___]

         (ii)     Consolidated Fixed Charges
                  for such four-Fiscal Quarter Period[******]:                        $[___,___,___]

                                                                        Actual:            _.__:1.00
                                                                        Required:          1.75:1.00
14.  Leverage Ratio: (I)/(II) =

         (i)      Consolidated Total Debt                                             $[___,___,___]

         (ii)     Consolidated Adjusted EBITDA
                  for the four-Fiscal Quarter period then ended:                      $[___,___,___]

                                                                        Actual:            _.__:1.00
                                                                        Required:          2.00:1.00

--------

[******] For purposes of calculating Consolidated Fixed Charges for any period prior to the first anniversary of the Closing Date, the Consolidated Interest Expense for such period included in the determination of Consolidated Fixed Charges shall be equal to the actual amount of Consolidated Interest Expense for the period commencing on the Closing Date and ending on the date of determination multiplied by the quotient of (x) three hundred and sixty-five (365) divided by (y) the number of days that have passed since the Closing Date.


                                  EXHIBIT C-6

15.  Consolidated Debt/Capitalization Ratio: ((I) + (II))/(III) =                            $[___,___,___]

         (i)      Consolidated Total Debt:                                                   $[___,___,___]

         (ii)     Present Value of Operating Leases

         (ii)     Consolidated Total Capitalization                                          $[___,___,___]
                                                                                Actual:           _.__:1.00
                                                                                Required:         _.__:1.00

16.  Maximum Consolidated Capital Expenditures                                  Actual:      $[___,___,___]

         Permitted amount of Consolidated Capital Expenditures:                              $[___,___,___]

         plus, the excess, if any, the maximum amount of permitted Consolidated
         Capital Expenditures for the pervious Fiscal Year (as adjusted in accordance with this provision) over the actual amount of Consolidated
         Capital Expenditures for such previous Fiscal Year:                                 $[___,___,___]



                                  EXHIBIT C-7

                                                                    EXHIBIT D TO
                                                   CREDIT AND GUARANTY AGREEMENT

                               OPINIONS OF COUNSEL


                                [TO BE PROVIDED]





                                   EXHIBIT D-1

                                                                    EXHIBIT E TO
                                                   CREDIT AND GUARANTY AGREEMENT

                              ASSIGNMENT AGREEMENT

         This ASSIGNMENT AGREEMENT (this "AGREEMENT"), dated as of the Effective Date as set forth on Schedule I annexed hereto (the "EFFECTIVE DATE"), by and between the parties signatory hereto and designated as Assignor ("ASSIGNOR") and Assignee ("ASSIGNEE").

                                    RECITALS:

         WHEREAS, Assignor is party to that certain Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among PAYLESS SHOESOURCE FINANCE, INC. ("COMPANY"), a Nevada corporation, PAYLESS SHOESOURCE, INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent; and

         WHEREAS, Assignor desires to sell and assign to Assignee, and Assignee desires to purchase and assume from Assignor, certain rights and obligations of Assignor under the Credit Agreement.

         NOW, THEREFORE, in consideration of the agreements and covenants herein contained and for such other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. ASSIGNMENT AND ASSUMPTION. (a) Subject to the terms and conditions hereof, as of the Effective Date, Assignor sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee purchases and assumes from Assignor, the percentage interest specified on Schedule I in an equal percentage among the Term Loan Commitments, Revolving Credit Commitments and the outstanding Loans, which is determined as a percentage of the aggregate amount of all Term Loan Commitments, Revolving Credit Commitments and outstanding Loans, in all of the rights and obligations with respect to the Term Loan Commitments, Revolving Credit Commitments and outstanding Loans arising under the Credit Agreement and the other Credit Documents (the "ASSIGNED SHARE").

                  (b) Upon the occurrence of the Effective Date: (i) the Assignee shall have the rights and obligations of a "Lender" to the extent of the Assigned Share and shall thereafter be a party to the Credit Agreement and a "Lender" for all purposes of the Credit Documents; (ii) Assignor shall, to the extent of the Assigned Share, relinquish its rights (other than any rights



                                   EXHIBIT E-2
which survive the termination of the Credit Agreement under Section 10.8 thereof) and be released from its obligations under the Credit Agreement; and
(iii) the Commitments shall be modified to reflect the Commitments of Assignee and the remaining Commitments of Assignor, if any.

                  (c) From and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (i) in the case of any interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (ii) in all other cases, to Assignee; provided, Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Administrative Agent under the Credit Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of the applicable consideration for this Assignment (the "PURCHASE PRICE") occurs on a date other than the Settlement Date as set forth on Schedule I annexed hereto (the "SETTLEMENT DATE"). Without limiting the generality of the foregoing, the parties hereto hereby expressly acknowledge and agree that in the event Assignor is an Issuing Bank, any assignment of all or any portion of Assignor's rights and obligations relating to Assignor's Revolving Credit Commitment shall include, with respect to any outstanding Letters of Credit, the sale to Assignee of a participation in such Letters of Credit and any drawings thereunder as contemplated by Section 2.4 of the Credit Agreement.

         SECTION 2. EFFECTIVE DATE. Notwithstanding anything herein to the contrary, the Effective Date shall not be deemed to have occurred until each of the following conditions are satisfied, as determined in the reasonable judgment of each of Assignor, Assignee and Administrative Agent: (a) the execution of a counterpart hereof by each of Assignor and Assignee; (b) the payment of the Purchase Price on the Settlement Date; (c) if applicable, the receipt by Administrative Agent of the processing and recordation fee referred to in
Section 10.6 of the Credit Agreement; (d) in the event Assignee is a Non-US Lender, the delivery by Assignee to Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Administrative Agent pursuant to Section 2.20(c) of the Credit Agreement; (e) the receipt by Administrative Agent of originals or telefacsimiles of executed counterparts hereof; and (f) the recordation by Administrative Agent in the Register of the pertinent information regarding this Assignment pursuant to Section 10.6 of the Credit Agreement.

         SECTION 3. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
(a) Assignor represents and warrants to Assignee that Assignor is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

                  (b) Assignee represents and warrants to Assignor that (i) Assignee is an Eligible Assignee and that it has experience and expertise in the making or purchasing of loans such as the Loans; (ii) it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that,


                                   EXHIBIT E-3
subject to the provisions of Section 10.6 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); (iii) it has received, reviewed and approved a copy of the Credit Agreement (including all Appendices, Schedules and Exhibits thereto); and (iv) it has received from Assignor such financial information regarding Company and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

                  (c) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                  (d) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Credit Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or any of its Subsidiaries to Assignor or Assignee in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Default.

         SECTION 4. MISCELLANEOUS. Assignor and Assignee each agrees from time to time, upon request of such other party, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change,


                                   EXHIBIT E-4
waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of Assignor and Assignee shall be the addresses as set forth on Schedule I hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                  [Remainder of page intentionally left blank]



                                   EXHIBIT E-5

         IN WITNESS WHEREOF, the parties hereto have caused their respective officers thereunto duly authorized to execute and deliver this Agreement as of the Effective Date.




[NAME OF ASSIGNOR],                        [NAME OF ASSIGNEE],
Assignor                                   Assignee


By: ____________________________           By: ____________________________
Name:                                      Name:
Title:                                     Title:


[*Consented to as of the                   [*Consented to as of the
Effective Date:                            Effective Date:

PAYLESS SHOESOURCE FINANCE,                BANK ONE, N.A., as Administrative
INC.,                                      Agent and Issuing Bank
as Company


By: ____________________________           By: ____________________________
Name:                                      Name:
Title:                                     Title:

*Only if required pursuant to Section      *Only if required pursuant to Section
10.6(c)(ii) of the Credit Agreement.]      10.6(c)(ii) of the Credit Agreement.]


                                   EXHIBIT E-6

                       SCHEDULE I TO ASSIGNMENT AGREEMENT

1.  EFFECTIVE DATE:        [_________ __, 200__]

2.  SETTLEMENT DATE:       [_________ __, 200__]

3.  ASSIGNED SHARE:

                                         PERCENTAGE           PRINCIPAL AMOUNT
Term Loan Commitments:                   __._____%                  $
Term Loans:                              __._____%                  $
Revolving Credit Commitments:            __._____%                  $




                                   EXHIBIT E-7

4.  NOTICE AND WIRE INSTRUCTIONS:





[NAME OF ASSIGNOR]                                [NAME OF ASSIGNOR]

Notices:                                          Notices:
--------                                          --------

    -------------------------                         -------------------------
    -------------------------                         -------------------------
    -------------------------                         -------------------------
    Attention:                                            Attention:
    Telecopier:                                           Telecopier:



with a copy to:                                   with a copy to:


    -------------------------                         -------------------------
    -------------------------                         -------------------------
    -------------------------                         -------------------------
    Attention:                                            Attention:
    Telecopier:                                           Telecopier:


Wire Instructions:                                Wire Instructions:
-----------------                                 -----------------




                                   EXHIBIT E-8

                                                                    EXHIBIT F TO
                                                   CREDIT AND GUARANTY AGREEMENT

                         CERTIFICATE RE NON-BANK STATUS

     Reference is made to the Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), PAYLESS SHOESOURCE, INC., a Delaware corporation, and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent. Pursuant to Section 2.20(c) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.

                                     [NAME OF LENDER]



                                     By: ____________________________
                                     Title:



                                   EXHIBIT F-1

                                                                  EXHIBIT G-1 TO
                                                   CREDIT AND GUARANTY AGREEMENT


                            CLOSING DATE CERTIFICATE

     THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS:

     1. We are, respectively, the chief executive officer and the chief financial officer of PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY") and PAYLESS SHOESOURCE, INC., a Delaware corporation ("PARENT").

     2. Pursuant to Sections 2.1 and 2.2 of the Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, Parent, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent, Company requests that Lenders make the following Loans to Company on the Closing Date in accordance with the provisions of the Credit Agreement:

    (a)      Term Loans:

             [ ]      Base Rate Loans:                $[___,___,___]

             [ ]      Eurodollar Rate Loans:          $[___,___,___]

    (b)      Revolving Loans:

             [ ]      Base Rate Loans:                $[___,___,___]

             [ ]      Eurodollar Rate Loans:          $[___,___,___]

     3. We have reviewed the terms of Sections 3 and 4 of the Credit Agreement and the definitions and provisions contained in such Credit Agreement relating thereto, and in our opinion we have made, or have caused to be made under our supervision, such examination or investigation as is necessary to enable us to express an informed opinion as to the matters referred to herein.

     4. Based upon our review and examination described in paragraph (3) above, we certify, on behalf of Company, that as of the date hereof:

          (a) with respect to any Revolving Loan, after making any such Loan requested on the Closing Date, the Total Utilization of Revolving Credit Commitments shall not


                                  EXHIBIT G-1-1
     exceed the Revolving Credit Commitments then in effect;

          (b) as of the Closing Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all respects on and as of the Closing Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all respects on and as of such earlier date;

          (c) as of the Closing Date, no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the borrowing contemplated hereby; and

          (d) as of the Closing Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default.

     5. Attached as Annex A hereto are true and complete (and, where applicable, executed and conformed) copies of each of the Transaction Documents, together with copies of each of the opinions of counsel delivered to the parties under the Transaction Documents.

     6. Each Credit Party has requested each of (i) Wachtell, Lipton, Rosen & Katz, (ii) Kummer, Kempf, Bonner & Renshaw and (iii) Michael Massey, Esquire to deliver to Agents and Lenders on the Closing Date favorable written opinions setting forth substantially the matters in the opinions designated in Exhibit D annexed to the Credit Agreement, and as to such other matters as Syndication Agent and Administrative Agent may reasonably request.

     7. Attached hereto as Annex B are true, complete and correct copies of (a) the Historical Financial Statements, (b) pro forma consolidated balance sheets of Parent and its Subsidiaries as at January 31, and with respect to the Fiscal Quarter ended September, 1999, prepared in accordance with GAAP and reflecting the consummation of the Transactions, the related financings and the other transactions contemplated by the Credit Documents and the Transaction Documents, and (c) the Projections.

                  [Remainder of page intentionally left blank]


                                  EXHIBIT G-1-2

     The foregoing certifications are made and delivered as of April __, 2000.




                                          ------------------------------
                                          Title: Chief Executive Officer



                                          ------------------------------
                                          Title: Chief Financial Officer



                                  EXHIBIT G-1-3

                                                                  EXHIBIT G-2 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                              SOLVENCY CERTIFICATE

         THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

     1. I am the chief financial officer of PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY") and PAYLESS SHOESOURCE, INC., a Delaware corporation ("PARENT").


     2. Reference is made to that certain Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, Parent, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

     3. I have reviewed the terms of Sections 3 and 4 of the Credit Agreement and the definitions and provisions contained in the Credit Agreement relating thereto, together with each of the Transaction Documents, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

     4. Based upon my review and examination described in paragraph (3) above, I certify that as of the date hereof, after giving effect to the consummation of the Transactions, the related financings and the other transactions contemplated by the Credit Documents and the Transaction Documents, each Credit Party is Solvent.

     The foregoing certifications are made and delivered as of [MM/DD/YY].




                                             ------------------------------
                                             Title: Chief Financial Officer


                                  EXHIBIT G-2-1

                                                                    EXHIBIT H TO
                                                   CREDIT AND GUARANTY AGREEMENT

                              COUNTERPART AGREEMENT

     This COUNTERPART AGREEMENT, dated [MM/DD/YY] (this "COUNTERPART AGREEMENT") is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of April __, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY") and PAYLESS SHOESOURCE, INC., a Delaware corporation ("PARENT"), and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Syndication Agent, BANK ONE, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

     SECTION 1. Pursuant to Section 5.9 of the Credit Agreement, the undersigned hereby:

     (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

     (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;

     (c) no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;

     (d) agrees, subject to the provisions of Section 7.2 of the Credit Agreement, to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)) and in accordance with Section 7 of the Credit Agreement; and

     [(e) (i) agrees that this counterpart may be attached to the Pledge Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Pledge Agreement as if it were an original signatory thereto,
(iii) grants to the Collateral Agent (as such term is defined in the Pledge Agreement) a security interest in all of the undersigned's right, title and interest in and to all "Collateral" (as such term is defined in the Pledge Agreement) of the


                                   EXHIBIT H-1
undersigned [, including, without limitation, the Investment Related Property (as such term is defined in the Pledge Agreement) listed on supplemental
Schedule 1.1(a) attached hereto, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and (iv) represents and warrants that is has duly completed and herewith delivers to Collateral Agent supplements to all schedules to the Pledge Agreement. All Collateral of the undersigned shall be deemed to be part of the "Collateral" and hereafter subject to each of the terms and conditions of the Pledge Agreement.] [THIS CLAUSE (e) WILL BE INCLUDED IN COUNTERPART AGREEMENTS UNTIL THE DATE ON WHICH PARENT HAS RECEIVED AN INVESTMENT GRADE STATUS RATING.]

     SECTION 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

           THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                   EXHIBIT H-2

     IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

                                            [NAME OF SUBSIDIARY]




                                            By:______________________
                                            Name:
                                            Title:

Address for Notices:



         --------------


         --------------


         --------------
         Attention:
         Telecopier

with a copy to:



         --------------


         --------------


         --------------
         Attention:
         Telecopier

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

BANK ONE, N.A.
as Administrative Agent



By:__________
Name:
Title:



                                   EXHIBIT H-3

                                    EXHIBIT I
                           [FORM OF PLEDGE AGREEMENT]












                                PLEDGE AGREEMENT


                           DATED AS OF APRIL 17, 2000


                                     BETWEEN


                        EACH OF THE PLEDGORS PARTY HERETO


                                       AND


                                  BANK ONE, NA,
                             AS THE COLLATERAL AGENT

                                TABLE OF CONTENTS



                                                                                                                 PAGE
                                                                                                                 ----

SECTION 1.  DEFINITIONS; GRANT OF SECURITY..........................................................................2
         1.1. General Definitions.... ..............................................................................2
         1.2. Definitions; Interpretation...........................................................................4
         1.3. Grant of Security.....................................................................................5
         1.4. Certain Limited Exclusions ...........................................................................5

SECTION 2.  SECURITY FOR OBLIGATIONS; PLEDGORS REMAIN LIABLE........................................................5
         2.1. Security for Obligations..............................................................................5
         2.2. Pledgors Remain Liable................................................................................5

SECTION 3.  REPRESENTATIONS AND WARRANTIES AND COVENANTS............................................................6
         3.1. Generally.............................................................................................6
         3.2. Investment Related Property...........................................................................8

SECTION 4.  FURTHER ASSURANCES; ADDITIONAL PLEDGORS................................................................12
         4.1. Further Assurances...................................................................................12
         4.2. Additional Pledgors..................................................................................13

SECTION 5.  COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT............................................................14
         5.1. Power of Attorney....................................................................................14
         5.2. No Duty on the Part of Collateral Agent or Secured Parties...........................................15

SECTION 6.  REMEDIES...............................................................................................15
         6.1. Generally............................................................................................15
         6.2. Investment Property..................................................................................17
         6.3. Application of Proceeds..............................................................................17

SECTION 7.  COLLATERAL AGENT.......................................................................................18

SECTION 8.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS........................................................19

SECTION 9.  STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.........................................................19

SECTION 10. INDEMNITY AND EXPENSES.................................................................................20

SECTION 11. MISCELLANEOUS..........................................................................................20


     This PLEDGE AGREEMENT, dated as of April 17, 2000 (this "Agreement"), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Pledgor (as herein defined) (each, a "Pledgor"), and BANK ONE, NA, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the "Collateral Agent").

                                    RECITALS:

     WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified, the "Credit Agreement"), by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("Company"), PAYLESS SHOESOURCE, INC., a Delaware corporation and certain of its Subsidiaries, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger and Sole Syndication Agent, BANK ONE, NA, as Administrative Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent;

     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Pledgors may enter into one or more Hedge Agreements with one or more Lender Counterparties;

     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Pledgor has agreed, subject to the terms and conditions hereof, each other Credit Document and each of the Hedge Agreements, to secure such Pledgor's obligations under the Credit Documents and the Hedge Agreements as set forth herein; and

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Pledgor and the Collateral Agent agree as follows:


SECTION 1.  DEFINITIONS; GRANT OF SECURITY.

          1.1. General Definitions. In this Agreement, the following terms shall have the following meanings:

          "AGREEMENT" shall have the meaning set forth in the preamble.

          "ADDITIONAL PLEDGORS" shall have the meaning assigned in Section 4.2.

          "COLLATERAL" shall have the meaning assigned in Section 1.3.

          "COLLATERAL ACCOUNT" shall mean an account maintained at Bank One, NA, established pursuant to Section 2.4(h) of the Credit Agreement as the Collateral Account and any successor account or accounts.

          "COLLATERAL AGENT" shall have the meaning set forth in the preamble.

          "CONTROLLED FOREIGN CORPORATION" shall mean "controlled foreign corporation" as defined in the United States Internal Revenue Code of 1986, as amended.

          "CREDIT AGREEMENT" shall have the meaning set forth in the preamble.

          "INDEMNITEE" shall mean the Collateral Agent, and its officers, partners, directors, trustees, employees, agents and Affiliates.

          "INSTRUMENTS" shall mean all "instruments" as defined in Article 9 of the UCC.

          "INVESTMENT RELATED PROPERTY" shall mean: all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests and the Collateral Account.

          "PERMITTED SALE" shall mean those sales, transfers or assignments permitted by the Credit Agreement.

          "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

          "PLEDGED LLC INTERESTS" shall mean all interests owned by any Pledgor in any limited liability company which is either a Domestic Subsidiary of such Pledgor or, subject to Section 1.4, a Material Foreign Subsidiary of such Pledgor, including without limitation, all limited liability company interests described on Schedule 3.2 under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such limited liability company interests and any interest of such Pledgor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest.

          "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests owned by any Pledgor in any general partnership, limited partnership, limited liability partnership or other partnership which is either a Domestic Subsidiary of such Pledgor or, subject to Section 1.4, a Material Foreign Subsidiary of such Pledgor, including without limitation, all partnership interests described on Schedule 3.2 under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such partnership interests and any interest of such Pledgor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest.

          "PLEDGED TRUST INTERESTS" shall mean all interests owned by any Pledgor in a Delaware business trust or other trust which is either a Domestic Subsidiary of such Pledgor or, subject to Section 1.4, a Material Foreign Subsidiary of such Pledgor, including without limitation, all trust interests described on Schedule 3.2 under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such trust interests and any interest of such Pledgor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest.

     "PLEDGED STOCK" shall mean all shares of capital stock owned by any Pledgor in any Domestic Subsidiary of such Pledgor or, subject to Section 1.4, Material Foreign Subsidiary of such Pledgor, including without limitation, all shares of capital stock described on Schedule 3.2 under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Pledgor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares.

     "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

     "PROCEEDS" shall mean: (i) all "proceeds" as defined in the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     "RECORD" shall have the meaning specified in Revised Article 9.

     "REQUISITE OBLIGEES" shall have the meaning assigned in Section 7.

     "REVISED ARTICLE 9" shall mean the 1999 Official Text of Article 9 of the Uniform Commercial Code with conforming amendments to Articles 1, 2, 2a, 4, 5, 6, 7 and 8.

     "SECURED OBLIGATIONS" shall have the meaning assigned in Section 2.1.

     "SECURED PARTIES" means the Agents, the Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders or Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

     "UCC" shall mean Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

     1.2. DEFINITIONS; INTERPRETATION. The following capitalized terms are used as defined in the Credit Agreement: Credit Documents, Counterpart Agreement, Event of Default, Net Asset Sale Proceeds, Obligations and Permitted Lien. All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to "Sections", "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

     1.3. GRANT OF SECURITY. Each Pledgor hereby grants to the Collateral Agent a security interest and continuing lien on all of such Pledgor's right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

          (a) Investment Related Property; and

          (b) all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

     1.4. CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Pledgor shall be deemed to have granted a security interest in, any of such Pledgor's right, title or interest in any of the outstanding capital stock of a Controlled Foreign Corporation, in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote.


SECTION 2.  SECURITY FOR OBLIGATIONS; PLEDGORS REMAIN LIABLE.

     2.1. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all Obligations with respect to any Pledgor (the "SECURED OBLIGATIONS").

     2.2. PLEDGORS REMAIN LIABLE. (a) Anything contained herein to the contrary notwithstanding:

               (i) each Pledgor shall remain liable under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interest or Pledged

          LLC Interest, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

               (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

               (iii) neither the Collateral Agent nor any Lender nor Lender Counterparty shall have any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, nor shall the Collateral Agent, any Lender or any Lender Counterparty be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (b) Neither the Collateral Agent, any Lender, any Lender Counterparty nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any of any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests unless the Collateral Agent, any Lender, any Lender Counterparty or any such purchaser otherwise expressly agrees in writing to assume any or all of said obligations.

SECTION 3.  REPRESENTATIONS AND WARRANTIES AND COVENANTS.

         3.1.  GENERALLY.

          (a) Representations and Warranties. Each Pledgor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

               (i) its chief executive office (or other office that serves as the chief place of business) is, and has been for the four month period preceding the date hereof, located at the place indicated on
          Schedule 3.1(A) (as amended or supplemented from time to time), and the jurisdiction of organization of such Pledgor is the jurisdiction indicated on Schedule 3.1(B) (as amended or supplemented from time to time). If the principal place of business of any Pledgor is located outside of the United States, then Schedule 3.1(A) (as amended or supplemented from time to time) shall also include the address of the major executive office in the United States, if any, of such Pledgor;

               (ii) the full legal name of such Pledgor is as set forth on
          Schedule 3.1(A) and it has not in the last five (5) years and does not do business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 3.1(C) (as amended or supplemented from time to time);

               (iii) all actions and consents on the part of such Pledgor, including all filings, notices, registrations and recordings necessary or desirable to create, perfect or insure the first priority (subject only to Permitted Liens) of the security interests granted to the Collateral Agent hereunder or for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained except for the filing of UCC financing statements naming each Pledgor as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Pledgor's name on Schedule 3.1(D) hereof (as amended or supplemented from time to time); and

               (iv) other than the financing statements filed in favor of the Collateral Agent as set forth on Schedule 3.1(D) (as amended or supplemented from time to time), no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens.

          (b) Covenants and Agreements. Each Pledgor hereby covenants and agrees that:

               (i) it shall not change such Pledgor's name, identity, corporate structure, chief place of business, chief executive office or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, chief place of business, chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby;

               (ii) if the Collateral Agent or any Secured Party gives value to enable Pledgor to acquire rights in or the use of any Collateral, it shall use such value for such purposes and such Pledgor further agrees that repayment of any Obligation shall apply on a "first-in, first-out" basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Pledgor acquired rights therein;

               (iii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted by the Credit Agreement.



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

         3.2.  INVESTMENT RELATED PROPERTY.

          (a) Representations and Warranties. Each Pledgor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

               (i) Schedule 3.2 (as amended or supplemented from time to time) sets forth under the headings "Pledged Stock," "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Pledgor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

               (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

               (iii) without limiting the generality of Section 3.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

               (iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that are: (a) registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;

               (v) The Borrower is or shall be the sole account holder of the Collateral Account and the Borrower has not consented, and shall not consent, to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control or "control" (within the meaning of Section 9-104 of Revised
          Article 9) over, or any other interest in, the Collateral Account or any funds or other property deposited therein; and

               (vi) each Pledgor has taken all actions necessary or desirable, including those specified in Section 3.2(c), to: (a) establish the Collateral Agent's "control" (within the meaning of Section 9-115 of the UCC) over any portion of the Investment Related


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

          Property constituting Certificated Securities, Uncertificated Securities, or Securities Entitlements; and (b) establish the Collateral Agent's "control" (within the meaning of Section 9-115 of the UCC) over the Collateral Account.

          (b) Covenants and Agreements. Each Pledgor hereby covenants and agrees that:

               (i) without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend, terminate or waive any default under or breach of any terms of any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially adversely affects the validity, perfection or priority of the Collateral Agent's security interest,
          (b) unless permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to issue to any Person other than a Pledgor any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the Uniform Commercial Code of any jurisdiction; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (c), such Pledgor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof;

               (ii) subject to Section 1.4, in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property, subject to Section 1.4, immediately upon any Pledgor's acquisition of rights therein and shall not be affected by the failure of any Pledgor to deliver a supplement to Schedule 3.2 as required hereby;

               (iii) in the event such Pledgor receives any dividends, interest or distributions on any Investment Related Property, then, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Pledgor to retain and/or expend or otherwise dispose of any such dividends, interest or distributions and the security interest of the Collateral Agent shall immediately and automatically be released so long as such Pledgor shall have complied with any applicable provision of the Credit

          Agreement, including, without limitation, Section 2.14 of the Credit Agreement; provided, however, that in no event shall the security interest therein of the Collateral Agent be released to the extent that such dividends, interest or distributions constitute Pledged Equity Interests;

               (iv) without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest owned by such Pledgor to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder to the extent required by the Credit Agreement; and

               (v) each Pledgor consents to the grant by each other Pledgor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

          (c) Delivery and Control. Each Pledgor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 3.2(c) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Pledgor it shall comply with the provisions of this Section 3.2(c) immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent's instructions with respect to such uncertificated security without further consent by such Pledgor. With respect to the Collateral Account, it shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit C hereto or such other agreement reasonably satisfactory to the Collateral Agent, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and "control" (as defined in Section 9-104 of Revised
     Article 9) over such Deposit Account. In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Pledgor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or reasonably advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence of an Event of Default, the Collateral Agent shall have the right, without notice to any Pledgor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Pledgor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

     (d) Voting and Distributions.

          (i) So long as no Event of Default shall have occurred and be continuing:

          (A) except as otherwise provided in Section 3.2(b)(i) of this Agreement or elsewhere herein or in the Credit Agreement, each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Pledgor shall exercise or refrain from exercising any such right if such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof unless such action is permitted under the Credit Agreement; it being under stood, however, that neither the voting by such Pledgor of any Pledged Stock for, or such Pledgor's consent to, the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Pledgor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this
     Section 3.2(d)(i)(A), and no notice of any such voting or consent need be given to the Collateral Agent; and

          (B) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Pledgor all proxies, and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;

          (ii) Upon the occurrence and during the continuation of an Event of
     Default:

          (A) all rights of each Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

          (B) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Pledgor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 5.


SECTION 4.  FURTHER ASSURANCES; ADDITIONAL PLEDGORS.

     4.1. FURTHER ASSURANCES.

          (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor shall:

               (i) execute and file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

               (ii) (A) on July 1, 2001, with respect to the laws of the State of New York, and (B) upon written request by the Collateral Agent, on the date of effectiveness of Revised Article 9 in any other material jurisdiction, furnish to the Collateral Agent an opinion of counsel either (x) stating that, in the opinion of such counsel, such action has been taken to maintain the validity, perfection and priority of the lien and security interest granted hereby, including, without limitation, with respect to the execution and filing of any financing statements and continuation statements as is necessary and reciting the details of such action or (y) stating that in the opinion of such counsel no such action is necessary to maintain the validity, perfection and priority of such lien and security interest under Revised 9;

               (iii) at any reasonable time, upon request by the Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

               (iv) at the Collateral Agent's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or the Collateral Agent's security interest in all or any part of the Collateral.

          (b) In addition, to the extent permitted by applicable law, each Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor. Each Pledgor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Each Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (c) Each Pledgor hereby authorizes the Collateral Agent to file a record or records (as defined in Revised Article 9), including, without limitation, financing statements, in all jurisdictions and with all filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property."

     4.2. ADDITIONAL PLEDGORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Pledgors (each, an "Additional Pledgor"), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Pledgors, each Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

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


SECTION 5.  COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

     5.1. POWER OF ATTORNEY. Each Pledgor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

          (a) to obtain and adjust insurance required to be maintained by such Pledgor or paid to the Collateral Agent pursuant to the Credit Agreement;

          (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

          (e) to prepare, sign and file any UCC financing statements in the name of such Pledgor as debtor;

          (f) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Pledgor to the Collateral Agent, due and payable immediately without demand; and

          (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Pledgor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the

     Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

     5.2. NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be account able only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.


SECTION 6.  REMEDIES.

     6.1. GENERALLY.

          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may pursue any of the following separately, successively or simultaneously:

               (i) require any Pledgor to, and each Pledgor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

               (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

               (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate;

               (iv) without notice except as specified below, sell, assign, lease, license (on an exclusive or non-exclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable; and

               (v) exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit account maintained with the Collateral Agent constituting part of the Collateral.

          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any such sale and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Pledgors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

          (d) If the Collateral Agent sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral.

          (e) The Collateral Agent shall have no obligation to marshall any of the Collateral.

     6.2. INVESTMENT PROPERTY. Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Investment Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Property, upon written request, each Pledgor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     6.3. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement or as otherwise provided in Section 2.4(i) of the Credit Agreement with respect to the Collateral Account, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Pledgor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of


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

any excess, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess such proceeds, to the payment to or upon the order of such Pledgor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.


SECTION 7.  COLLATERAL AGENT.

     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section, each Lender Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Lender Counterparty that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Lenders and Lender Counterparties in accordance with the terms of this Section. The Collateral Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to terms of the Credit Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement; removal of Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute removal as the Collateral Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereby also be deemed the successor Collateral Agent and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly
(i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.


SECTION 8.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, be binding upon each Pledgor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon (i) the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, or (ii) receipt by the Parent of an Investment Grade Status rating and subject to the terms of Section 3.3 of the Credit Agreement, the security interest granted hereby shall immediately and automatically terminate hereunder and all rights to the Collateral shall revert to Pledgors. In addition, the security interest granted hereby shall immediately and automatically be released with respect to any Collateral sold, transferred or otherwise disposed of in connection with a Permitted Sale. Upon any such termination the Collateral Agent shall, at Pledgors' expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination.


SECTION 9.  STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise. If any Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Pledgor under Section
10.2 of the Credit Agreement.


SECTION 10.  INDEMNITY AND EXPENSES.

     (a) Each Pledgor agrees:

          (i) to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless each Indemnitee, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from such Indemnitee's gross negligence or willful misconduct; and

          (ii) to pay to the Collateral Agent promptly following written demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents in accordance with the terms and conditions of the Credit Agreement.

     (b) The obligations of each Pledgor in this Section 10 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement, the Hedge Agreements, the Credit Agreement and any other Credit Documents.


SECTION 11.  MISCELLANEOUS.

     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a

Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Pledgors and their respective successors and assigns. No Pledgor shall, without the prior written consent of the Collateral Agent, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Pledgors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       PAYLESS SHOESOURCE FINANCE, INC.

                                       By:______________________________________
                                          Name:
                                          Title:



                                       PAYLESS SHOESOURCE, INC.

                                       By:______________________________________
                                          Name:
                                          Title:


                                       PSS DELAWARE COMPANY 1, INC.

                                       By:______________________________________
                                          Name:
                                          Title:

                                       PSS DELAWARE COMPANY 2, INC.

                                       By:______________________________________
                                          Name:
                                          Title:

                                       PSS DELAWARE COMPANY 3, INC.

                                       By:______________________________________
                                          Name:
                                          Title:


                                       PSS DELAWARE COMPANY 4, INC.

                                       By:_____________________________________
                                          Name:
                                          Title:

                                       PAYLESS SHOESOURCE, INC.

                                       By:______________________________________
                                          Name:
                                          Title:


                                       EASTBOROUGH, INC.

                                       By:______________________________________
                                          Name:
                                          Title:


                                       PAYLESS SHOESOURCE WORLDWIDE, INC.

                                       By:______________________________________
                                          Name:
                                          Title:

                                       PSS LABOR LEASING, INC.

                                       By:______________________________________
                                          Name:
                                          Title:



                                       PSS INVESTMENT I, INC.

                                       By:______________________________________
                                          Name:
                                          Title:



                                       PSS INVESTMENT III, INC.

                                       By:______________________________________
                                          Name:
                                          Title:



                                       PAYLESS SHOESOURCE DISTRIBUTION,  INC.

                                       By:______________________________________
                                          Name:
                                          Title:



                                       PAYLESS SHOESOURCE MERCHANDISING, INC.

                                       By:______________________________________
                                          Name:
                                          Title:

                                       PSS CANADA, INC.

                                       By:______________________________________
                                          Name:
                                          Title:



                                       BANK ONE, NA,
                                       as the Collateral Agent

                                       By:______________________________________
                                          Name:
                                          Title:

                                                                    SCHEDULE 3.1
                                                             TO PLEDGE AGREEMENT



(L)      Full Legal Name and Chief Executive Office of each Pledgor:


Pledgor                                             Chief Executive Office
-------                                             ----------------------
Payless ShoeSource, Inc.                            3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

Payless ShoeSource Finance, Inc.                    3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

PSS Delaware Company 1, Inc.                        3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

PSS Delaware Company 2, Inc.                        3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

PSS Delaware Company 3, Inc.                        3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

Payless ShoeSource, Inc.                            3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

PSS Delaware Company 4, Inc.                        3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

Eastborough, Inc.                                   3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

Payless ShoeSource Worldwide, Inc.                  Jay Hawk Towers
                                                    700 S.W. Jackson St.
                                                    Suite 202
                                                    Topeka, KS  66603

PSS Labor Leasing, Inc.                             3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

PSS Investment I, Inc.                              3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

PSS Investment III, Inc.                            3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607


                                 SCHEDULE 3.1-1

Pledgor                                             Chief Executive Office
-------                                             ----------------------
Payless ShoeSource Distribution, Inc.               5040 Northwest Highway #24
                                                    Topeka, KS  66618

Payless ShoeSource Merchandising, Inc.              3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

PSS Canada, Inc.                                    3231 Southeast 6th Avenue
                                                    Topeka, Kansas  66607

(B)  Jurisdiction of Organization of each Pledgor:


Pledgor                                             Jurisdiction of Organization
-------                                             ----------------------------
Payless ShoeSource, Inc.                            Delaware

Payless ShoeSource Finance, Inc.                    Nevada

PSS Delaware Company 1, Inc.                        Delaware

PSS Delaware Company 2, Inc.                        Delaware

PSS Delaware Company 3, Inc.                        Delaware

Payless ShoeSource, Inc.                            Missouri

PSS Delaware Company 4, Inc.                        Delaware

Eastborough, Inc.                                   Kansas

Payless ShoeSource Worldwide, Inc.                  Kansas

PSS Labor Leasing, Inc.                             Kansas

PSS Investment I, Inc.                              Nevada

PSS Investment III, Inc.                            Kansas

Payless ShoeSource Distribution, Inc.               Kansas

Payless ShoeSource Merchandising, Inc.              Kansas

PSS Canada, Inc.                                    Kansas

(C) Other Names (including any Trade-Name or Fictitious Business Name) under which each Pledgor has conducted Business for the past Five (5) Years:


                                 SCHEDULE 3.1-2

Pledgor                                             Other Names
-------                                             -------------
Payless ShoeSource, Inc.                            None

Payless ShoeSource Finance, Inc.                    None

PSS Delaware Company 1, Inc.                        None

PSS Delaware Company 2, Inc.                        None

PSS Delaware Company 3, Inc.                        None

Payless ShoeSource, Inc.                            Parade of Shoes
                                                    Parade

PSS Delaware Company 4, Inc.                        None

Eastborough, Inc.                                   None

Payless ShoeSource Worldwide, Inc.                  None

PSS Labor Leasing, Inc.                             None

PSS Investment I, Inc.                              None

PSS Investment III, Inc.                            None

Payless ShoeSource Distribution, Inc.               None

Payless ShoeSource Merchandising, Inc.              None

PSS Canada, Inc.                                    None


(D)  Financing Statements:

Pledgor                                             Filing Jurisdiction(s)
-------                                             ----------------------
Payless ShoeSource, Inc.                            Kansas; Delaware

Payless ShoeSource Finance, Inc.                    Kansas; Nevada

PSS Delaware Company 1, Inc.                        Kansas; Delaware

PSS Delaware Company 2, Inc.                        Kansas; Delaware

PSS Delaware Company 3, Inc.                        Kansas; Delaware

Payless ShoeSource, Inc.                            Kansas; Missouri

PSS Delaware Company 4, Inc.                        Kansas; Delaware


                                 SCHEDULE 3.1-3

Pledgor                                             Filing Jurisdiction(s)
-------                                             ----------------------
Eastborough, Inc.                                   Kansas

Payless ShoeSource Worldwide, Inc.                  Kansas

PSS Labor Leasing, Inc.                             Kansas

PSS Investment I, Inc.                              Kansas; Nevada

PSS Investment III, Inc.                            Kansas

Payless ShoeSource Distribution, Inc.               Kansas

Payless ShoeSource Merchandising, Inc.              Kansas

PSS Canada, Inc.                                    Kansas




                                 SCHEDULE 3.1-4

                                                                    SCHEDULE 3.2
                                                             TO PLEDGE AGREEMENT


                          INVESTMENT RELATED PROPERTY

Pledged Stock:




                                                                                                                           % OF
                                                                                                                        OUTSTANDING
                       STOCK               CLASS OF     CERTIFICATED         STOCK          PAR          NO. OF        STOCK OF THE
PLEDGOR                ISSUER               STOCK           (Y/N)        CERTIFICATE NO.   VALUE      PLEDGED STOCK    STOCK ISSUER
-------                ------              --------     ------------     ---------------   -----      -------------    -------------
Payless                Payless              Common          Yes                 5           1.00           99               100%
ShoeSource,            ShoeSource
Inc. (DE)              Finance, Inc
                       (NV)

Payless                Payless
ShoeSource             ShoeSource, Inc.
Finance,  Inc.         (MO)                 Common          Yes               Two            1.00           1               100%
(NV)

Payless                PSS Delaware
ShoeSource             Company 1, Inc.
Finance,  Inc.         (DE)                 Common          Yes                 1             .01       1,500               100%
(NV)

Payless                PSS Delaware
ShoeSource             Company 2, Inc.
Finance,  Inc.         (DE)                 Common          Yes                 1             .01       1,500               100%
(NV)

Payless                PSS Delaware
ShoeSource             Company 3, Inc.
Finance,  Inc.         (DE)                 Common          Yes                 1             .01       1,500               100%
(NV)

Payless                PSS Delaware
ShoeSource             Company 4, Inc.
Finance,  Inc.         (DE)                 Common          Yes                 1             .01       1,500               100%
(NV)

Payless                Eastborough, Inc.
ShoeSource             (KS)
Finance, Inc.                               Common          Yes                 1             .01       1,000               100%
(NV)



                                 SCHEDULE 3.2-1


                                                                                                                           % OF
                                                                                                                        OUTSTANDING
                        STOCK              CLASS OF     CERTIFICATED         STOCK         PAR        NO. OF           STOCK OF THE
PLEDGOR                ISSUER              STOCK            (Y/N)        CERTIFICATE NO.   VALUE      PLEDGED STOCK    STOCK ISSUER
-------                ------              --------     ------------     ---------------   -----      -------------    -------------

Payless                Payless
ShoeSource,            ShoeSource
Inc. (MO)              Worldwide, Inc.      Common          Yes                1           1.00           100               100%
                       (KS)

Payless                PSS Labor
ShoeSource,            Leasing, Inc. (KS)   Common          Yes             1002           1.00           100               100%
Inc. (MO)

Payless                Payless
ShoeSource,            ShoeSource                                                          100
Inc. (MO)              International        Common          Yes               15            HK          1,300                65%
                       Limited (HK)

Payless                PSS Investment I,
ShoeSource,            Inc. (NV)            Common          Yes                2           1.00           100               100%
Inc. (MO)

Payless                PSS Investment
ShoeSource,            III, Inc. (KS)       Common          Yes                1           1.00           100               100%
Inc. (MO)

Payless                Payless
ShoeSource,            ShoeSource
Inc. (MO)              Distribution, Inc.   Common          Yes                1           1.00           100               100%
                       (KS)

Payless                Payless
ShoeSource,            ShoeSource
Inc. (MO)              Merchandising,       Common          Yes                1           1.00           100               100%
                       Inc. (KS)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00           650                65%
                       4158, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00           650                65%
                       4154, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00           650                65%
                       4157, Inc. (PR)


                                 SCHEDULE 3.2-2


                                                                                                                          % OF
                                                                                                                       OUTSTANDING
                       STOCK               CLASS OF     CERTIFICATED         STOCK          PAR          NO. OF        STOCK OF THE
PLEDGOR                ISSUER               STOCK          (Y/N)         CERTIFICATE NO.   VALUE      PLEDGED STOCK    STOCK ISSUER
-------                ------              --------     ------------     ---------------   -----      -------------    -------------

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4162, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4152, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4153, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4163, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4150, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4164, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4166, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4167, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                 65%
                       4168, Inc. (PR)

                                 SCHEDULE 3.2-3


                                                                                                                          % OF
                                                                                                                       OUTSTANDING
                       STOCK               CLASS OF     CERTIFICATED         STOCK          PAR          NO. OF        STOCK OF THE
PLEDGOR                ISSUER               STOCK           (Y/N)        CERTIFICATE NO.   VALUE      PLEDGED STOCK    STOCK ISSUER
-------                ------              --------     ------------     ---------------   -----      -------------    -------------

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4204, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4206, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4207, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4208, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4219, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4220, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4221, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4238, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4242, Inc. (PR)

                                 SCHEDULE 3.2-4


                                                                                                                          % OF
                                                                                                                       OUTSTANDING
                       STOCK               CLASS OF     CERTIFICATED         STOCK          PAR          NO. OF        STOCK OF THE
PLEDGOR                ISSUER               STOCK           (Y/N)        CERTIFICATE NO.   VALUE      PLEDGED STOCK    STOCK ISSUER
-------                ------              --------     ------------     ---------------   -----      -------------    -------------
Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico No.      Common          Yes                2           1.00          650                65%
                       4940, Inc. (PR)

Payless                Payless
ShoeSource,            ShoeSource of
Inc. (MO)              Puerto Rico, Inc.    Common          Yes                2           1.00          650                65%
                       (PR)

Payless                PSS Canada, Inc.
ShoeSource             (KS)
Worldwide,                                  Common          Yes             1001           1.00          100               100%
Inc. (KS)

Payless                Payless
ShoeSource             ShoeSource
Worldwide,             Saipan, Inc.         Common          Yes                1           1.00         4,875               65%
Inc. (KS)              (NMI)

PSS Canada             Payless              Common          Yes                1           n/a             65               65%
Inc. (KS)              ShoeSource
                       Canada Inc.
                       (Canada)

Pledged LLC Interests:  None

Pledged Partnership Interests:  None

Pledged Trust Interests:  None


                                 SCHEDULE 3.2-5

                                                                       EXHIBIT A
                                                             TO PLEDGE AGREEMENT


                                PLEDGE SUPPLEMENT

         This PLEDGE SUPPLEMENT, dated [MM/DD/YY], is delivered pursuant to the Pledge Agreement, dated as of [MM/DD/YY] (as it may be from time to time amended, modified or supplemented, the "PLEDGE AGREEMENT"), among [NAME OF COMPANY], the other Pledgors named therein, and [NAME OF COLLATERAL AGENT], as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Pledge Agreement.

         Pledgor hereby confirms the grant to the Collateral Agent set forth in the Pledge Agreement of a security interest in all of Pledgor's right, title and interest in and to all Collateral, in each case whether now or hereafter existing or in which Pledgor now has or hereafter acquires an interest and wherever the same may be located. Pledgor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Pledge Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Pledge Agreement.

         IN WITNESS WHEREOF, Pledgor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].

                                                     [NAME OF PLEDGOR]

                                                     By:_______________________
                                                          Name:
                                                          Title:

                                   EXHIBIT A-1

                                                      SUPPLEMENT TO SCHEDULE 3.1
                                                             TO PLEDGE AGREEMENT

Additional Information:

(E)      Full Legal Name and Chief Executive Office of each Pledgor(1):


(F)      Jurisdiction of Organization of each Pledgor:


(G) Other Names (including any Trade-Name or Fictitious Business Name) under which each Pledgor has conducted Business for the past Five (5)
         Years:

(H)      Financing Statements:

         Name of Pledgor                                         Filing
                                                                 Jurisdiction(s)

-------------
         (1) If the principal place of business of any Pledgor is located outside of the United States, include the address of the major executive office in the United States, if any, of such Pledgor.


                                   EXHIBIT A-2

                                                      SUPPLEMENT TO SCHEDULE 3.2
                                                             TO PLEDGE AGREEMENT

Additional Information:

Pledged Stock:



Pledged Partnership Interests:



Pledged LLC Interests:



Pledged Trust Interests:




                                   EXHIBIT A-3

                                                                       EXHIBIT B
                                                             TO PLEDGE AGREEMENT


                   UNCERTIFICATED SECURITIES CONTROL AGREEMENT

                  This Uncertificated Securities Control Agreement dated as of _________, 2000 among ________________ (the "Pledgor"), Bank One, NA, as collateral agent for the Secured Parties, (the "Collateral Agent") and ____________, a ________corporation (the "Issuer"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge Agreement dated as of April 17, 2000, among the Pledgor, the other Pledgors party thereto and the Collateral Agent (the "Pledge Agreement"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

                  1. REGISTERED OWNERSHIP OF SHARES. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of __________ shares of the Issuer's [common] stock (the "Pledged Shares") and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

                  2. INSTRUCTIONS. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

                  3. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Collateral Agent:

                          (a) It has not entered into, and until the
termination of the this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

                          (b) It has not entered into, and until the
termination of this agreement will not enter into, any agreement with the Pledgor purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

                          (c) Except for the claims and interest of the
Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien,


                                  EXHIBIT B-1
encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

                            (d)      This Uncertificated Securities Control
Agreement is the valid and legally binding obligation of the Issuer.

                  4. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of New York.

                  5. CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

                  6. VOTING RIGHTS. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

                  7. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

                  8. INDEMNIFICATION OF ISSUER. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer's gross negligence or willful misconduct and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer's gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

                  9.        NOTICES.   Any notice or other communication herein
required or permitted to be given under this Agreement shall be sent to such party's address as

                                   EXHIBIT B-2
set forth below unless otherwise indicated to each of the counterparties hereto in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent.


         Pledgor:                   [INSERT ADDRESS]
                                    Attention:
                                    Telecopier:

         Collateral Agent:          [INSERT ADDRESS]
                                    Attention:
                                    Telecopier:

         Issuer:                    [INSERT ADDRESS]
                                    Attention:
                                    Telecopier:


                  10. TERMINATION. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Pledge Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees with Pledgor and Issuer to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent's security interest in the Pledged Shares pursuant to the terms of the Pledge Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

                                  EXHIBIT B-3

                  11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                                            [NAME OF PLEDGOR]


                                            By:________________________________
                                               Name:
                                               Title:



                                            BANK ONE, NA,
                                              as Collateral Agent

                                            By:________________________________
                                               Name:
                                               Title:



                                            [NAME OF ISSUER]


                                            By:________________________________
                                               Name:
                                               Title:



                                  EXHIBIT B-4

                                                                       Exhibit A

                          [Letterhead of Bank One, NA]

                                                [Date]


[Name and Address of Issuer]

Attention: __________________



                                    Re:  Termination of Control Agreement

                  You are hereby notified that the Uncertificated Securities Control Agreement between you, [THE PLEDGOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [THE PLEDGOR]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [THE PLEDGOR] pursuant to any other agreement.

                  You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

                                                            Very truly yours,


                                                            BANK ONE, NA,
                                                            as Collateral Agent


                                                            By:________________
                                                               Title:


                                  EXHIBIT B-A-1

                                                                       EXHIBIT C
                                                             TO PLEDGE AGREEMENT

                        DEPOSIT ACCOUNT CONTROL AGREEMENT


     This Deposit Account Control Agreement dated as of _________, 2000 (this "AGREEMENT") among ____________________________ (the "DEBTOR"), Bank One, NA, as
collateral agent for the Secured Parties (the "COLLATERAL AGENT") and ____________, in its capacity as a "bank" as defined in Section 9-102 of Revised
Article 9 (in such capacities, the "FINANCIAL INSTITUTION"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge Agreement, dated as of April 17, 2000, among the Debtor, the other Grantors party thereto and the Collateral Agent (the "PLEDGE AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

     1. ESTABLISHMENT OF DEPOSIT ACCOUNT. The Financial Institution hereby confirms and agrees that:

          (a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" (such account and any successor account, the "DEPOSIT ACCOUNT") and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Collateral Agent;

          (b) The Deposit Account is a "deposit account" within the meaning of
Section 9-102(a)(29) of Revised Article 9; and

          (c) The Deposit Account is the "Collateral Account" referred to in
Section 2.3(h) of the Credit Agreement.

     2. CONTROL OF THE DEPOSIT ACCOUNT. If at any time the Financial Institution shall receive any instructions originated by the Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. [The Financial Institution hereby acknowledges that for purposes of
Section 9-302 of the [California Uniform Commercial Code/Illinois Uniform Commercial Code] it has received notice of the security interest of the Collateral Agent in the Deposit Account and hereby acknowledges and consents to such lien.]

     3. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of


                                  EXHIBIT C-1
law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

     4. CHOICE OF LAW. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC and Revised Article 9, New York shall be deemed to be the Financial Institution's jurisdiction (within the meaning of Section 9-304 of Revised Article 9 and the Deposit Account shall be governed by the laws of the State of New York.

     5. CONFLICT WITH OTHER AGREEMENTS.

          (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

          (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

          (c) The Financial Institution hereby confirms and agrees that:

              (i) Other than the Credit Agreement and the Pledge Agreement, there are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account; and

              (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of Revised Article 9.


                                  EXHIBIT C-2

     6. ADVERSE CLAIMS. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agent and the Debtor thereof.

     7. MAINTENANCE OF DEPOSIT ACCOUNT. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in
Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

          (a) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 11 of this Agreement; and

          (b) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

     8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FINANCIAL INSTITUTION. The Financial Institution hereby makes the following representations, warranties and covenants:

          (a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

          (b) This Agreement is the valid and legally binding obligations of the Financial Institution.

     9. INDEMNIFICATION OF FINANCIAL INSTITUTION. The Debtor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution's gross negligence or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof,


                                  EXHIBIT C-3
except to the extent that such arises from the Financial Institution's gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

     10. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and in accordance with the terms of the Credit Agreement and upon written notice to the Debtor.

     11. NOTICES. Any notice or other communication herein required or permitted to be given under this Agreement shall be sent to such party's address as set forth below unless otherwise indicated to each of the counterparties hereto in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent.

         Debtor:                    [INSERT ADDRESS]
                                    Attention:
                                    Telecopier:


         Collateral Agent:          [INSERT ADDRESS]
                                    Attention:
                                    Telecopier:


         Financial Institution:     [INSERT ADDRESS]
                                    Attention:
                                    Telecopier:


     12. TERMINATION. The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the



                                  EXHIBIT C-4
interest of the Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the Pledge Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Collateral Agent's interest in the Deposit Account pursuant to the terms of the Pledge Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                                  EXHIBIT C-5

     IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.


                                          [DEBTOR]


                                          By:___________________________________
                                             Name:
                                             Title:


                                          BANK ONE, NA,
                                          as Collateral Agent


                                          By:___________________________________
                                             Name:
                                             Title:




                                          [NAME OF INSTITUTION SERVING AS
                                          FINANCIAL INSTITUTION]



                                          By:___________________________________
                                             Name:
                                             Title:



                                   EXHIBIT C-6

                                                                       EXHIBIT A
                                            TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                      [Letterhead of the Collateral Agent]


                                                              [Date]


[Name and Address of Financial Institution]

Attention:


              Re: Termination of Deposit Account Control Agreement

     You are hereby notified that the Deposit Account Control Agreement dated as of __________, 2000 among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) __________________ from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].


                                          Very truly yours,


                                          [NAME OF COLLATERAL AGENT],
                                           as Collateral Agent


                                          By:___________________________________
                                             Name:
                                             Title:



                                  Exhibit C-A-1